                                                                    Exhibit 10.1


                      AMENDED AND RESTATED CREDIT AGREEMENT

                          Dated as of November 17, 2004

                                      Among

                     THE FINANCIAL INSTITUTIONS NAMED HEREIN

                                 AS THE LENDERS

                                       and

                              BANK OF AMERICA, N.A.

                                  AS THE AGENT

                      GENERAL ELECTRIC CAPITAL CORPORATION

                           AS THE DOCUMENTATION AGENT

                                       and

                              APPLICA INCORPORATED

                                 AS THE BORROWER

                                       and

                          ITS SUBSIDIARIES PARTY HERETO

                                  AS GUARANTORS

                                TABLE OF CONTENTS


Article                                                                                                       Page
-------                                                                                                       ----
ARTICLE 1 LOANS AND LETTERS OF CREDIT.............................................................................2

         1.1      Total Facility..................................................................................2
         1.2      Revolving Loans.................................................................................2
         1.3      Reserved........................................................................................5
         1.4      Letters of Credit...............................................................................7
         1.5      Bank Products..................................................................................11

ARTICLE 2 INTEREST AND FEES......................................................................................11

         2.1      Interest.......................................................................................11
         2.2      Continuation and Conversion Elections..........................................................12
         2.3      Maximum Interest Rate..........................................................................13
         2.4      Closing Fee and Arrangement Fee................................................................14
         2.5      Unused Line Fee................................................................................14
         2.6      Letter of Credit Fee...........................................................................14

ARTICLE 3 PAYMENTS AND PREPAYMENTS...............................................................................15

         3.1      Revolving Loans................................................................................15
         3.2      Termination of Facility........................................................................15
         3.3      Optional Commitment Reductions.................................................................16
         3.4      Payments From Distributions or Loans From Subsidiaries.........................................16
         3.5      Payments From Asset Dispositions...............................................................16
         3.6      Libor Rate Loan Prepayments....................................................................17
         3.7      Payments by the Borrower.......................................................................17
         3.8      Payments as Revolving Loans....................................................................17
         3.9      Apportionment, Application and Reversal of Payments............................................17
         3.10     Indemnity for Returned Payments................................................................18
         3.11     Agent's and Lenders' Books and Records; Monthly Statements.....................................19

ARTICLE 4 TAXES, YIELD PROTECTION AND ILLEGALITY.................................................................19

         4.1      Taxes..........................................................................................19
         4.2      Illegality.....................................................................................20
         4.3      Increased Costs and Reduction of Return........................................................21
         4.4      Funding Losses.................................................................................22
         4.5      Inability to Determine Rates...................................................................22
         4.6      Certificates of Agent..........................................................................23
         4.7      Obligation to Mitigate.........................................................................23
         4.8      Survival.......................................................................................24

ARTICLE 5 BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES......................................................24

         5.1      Books and Records..............................................................................24



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
         5.2      Financial Information..........................................................................24
         5.3      Notices to the Lenders.........................................................................27
         5.4      Revisions or Updates to Schedules..............................................................30

ARTICLE 6 GENERAL WARRANTIES AND REPRESENTATIONS.................................................................31

         6.1      Authorization, Validity, and Enforceability of This Agreement and the Loan Documents...........31
         6.2      Validity and Priority of Security Interest.....................................................31
         6.3      Organization and Qualification.................................................................31
         6.4      [Reserved].....................................................................................32
         6.5      Subsidiaries...................................................................................32
         6.6      Financial Statements and Projections...........................................................32
         6.7      [Reserved].....................................................................................32
         6.8      Solvency.......................................................................................32
         6.9      Debt...........................................................................................33
         6.10     Distributions..................................................................................33
         6.11     Real Estate; Leases............................................................................33
         6.12     Proprietary Rights.............................................................................33
         6.13     Trade Names....................................................................................33
         6.14     Litigation.....................................................................................34
         6.15     Labor Disputes.................................................................................34
         6.16     Environmental Laws.............................................................................34
         6.17     No Violation of Law............................................................................35
         6.18     No Default.....................................................................................35
         6.19     Erisa Compliance...............................................................................35
         6.20     Taxes..........................................................................................36
         6.21     Regulated Entities.............................................................................36
         6.22     Margin Regulations.............................................................................37
         6.23     Copyrights, Patents, Trademarks and Licenses, Etc..............................................37
         6.24     Material Agreements............................................................................37
         6.25     Bank Accounts..................................................................................37
         6.26     Governmental Authorization.....................................................................37
         6.27     Investment Property............................................................................37
         6.28     No Material Adverse Change.....................................................................38
         6.29     Full Disclosure................................................................................38
         6.30     Common Enterprise..............................................................................38

ARTICLE 7 AFFIRMATIVE AND NEGATIVE COVENANTS.....................................................................39

         7.1      Taxes and Other Obligations....................................................................40
         7.2      Legal Existence and Good Standing..............................................................40
         7.3      Compliance With Law and Agreements; Maintenance of Licenses....................................40
         7.4      Maintenance of Property; Inspection of Property................................................40
         7.5      Insurance......................................................................................41
         7.6      Insurance and Condemnation Proceeds............................................................42
         7.7      Environmental Laws.............................................................................42


         7.8      Compliance With Erisa..........................................................................44
         7.9      Mergers, Consolidations or Sales...............................................................44
         7.10     Distributions; Capital Change; Restricted Investments..........................................45
         7.11     Reserved.......................................................................................45
         7.12     Third Party Guaranties.........................................................................45
         7.13     Debt...........................................................................................45
         7.14     Prepayment.....................................................................................46
         7.15     Transactions With Affiliates...................................................................46
         7.16     [Reserved].....................................................................................46
         7.17     [Reserved].....................................................................................46
         7.18     Loan Party Guaranties..........................................................................46
         7.19     [Reserved].....................................................................................47
         7.20     Investment Banking and Finder's Fees...........................................................47
         7.21     Business Conducted.............................................................................47
         7.22     Liens..........................................................................................47
         7.23     Sale and Leaseback Transactions................................................................47
         7.24     New Subsidiaries...............................................................................47
         7.25     Fiscal Year....................................................................................48
         7.26     Senior Subordinated Debt.......................................................................48
         7.27     Minimum Fixed Charge Coverage Ratio............................................................48
         7.28     Use of Proceeds................................................................................48
         7.29     Changes to Senior Subordinated Debt Offering Documents.........................................49
         7.30     Anti-Terrorism Laws............................................................................50
         7.31     Intercompany Security Interest.................................................................50
         7.32     Applica Canada Blocked Account.................................................................50
         7.33     Further Assurances.............................................................................50

ARTICLE 8 CONDITIONS OF LENDING..................................................................................51

         8.1      Conditions Precedent to Making of Loans On the Closing Date....................................51
         8.2      Conditions Precedent to Each Loan..............................................................55

ARTICLE 9 DEFAULT; REMEDIES......................................................................................56

         9.1      Events of Default..............................................................................56
         9.2      Remedies.......................................................................................59

ARTICLE 10 TERM AND TERMINATION..................................................................................60

         10.1     Term and Termination...........................................................................60

ARTICLE 11 AMENDMENTS; WAIVERS; PARTICIPATIONS; ASSIGNMENTS; SUCCESSORS..........................................60

         11.1     Amendments and Waivers.........................................................................60
         11.2     Assignments; Participations....................................................................62



ARTICLE 12 THE AGENT.............................................................................................64

         12.1     Appointment and Authorization..................................................................64
         12.2     Delegation of Duties...........................................................................65
         12.3     Liability of Agent.............................................................................65
         12.4     Reliance by Agent..............................................................................66
         12.5     Notice of Default..............................................................................66
         12.6     Credit Decision................................................................................66
         12.7     Indemnification................................................................................67
         12.8     Agent in Individual Capacity...................................................................67
         12.9     Successor Agent................................................................................68
         12.10    Withholding Tax................................................................................68
         12.11    Collateral Matters.............................................................................70
         12.12    Restrictions On Actions by Lenders; Sharing of Payments........................................71
         12.13    Agency for Perfection..........................................................................72
         12.14    Payments by Agent to Lenders...................................................................72
         12.15    Settlement.....................................................................................72
         12.16    Letters of Credit; Intra-lender Issues.........................................................76
         12.17    Concerning the Collateral and the Related Loan Documents.......................................78
         12.18    Field Audit and Examination Reports; Disclaimer by Lenders.....................................79
         12.19    Notice of Bank Products........................................................................79
         12.20    Relation Among Lenders.........................................................................79
         12.21    Documentation Agent............................................................................80
ARTICLE 13 MISCELLANEOUS.........................................................................................80

         13.1     No Waivers; Cumulative Remedies................................................................80
         13.2     Severability...................................................................................80
         13.3     Governing Law; Choice of Forum; Service of Process.............................................80
         13.4     Waiver of Jury Trial...........................................................................81
         13.5     Survival of Representations and Warranties.....................................................82
         13.6     Other Security and Guaranties..................................................................82
         13.7     Fees and Expenses..............................................................................82
         13.8     Notices........................................................................................83
         13.9     Waiver of Notices..............................................................................84
         13.10    Binding Effect.................................................................................85
         13.11    Indemnity of the Agent and the Lenders by the Borrower.........................................85
         13.12    Prior Credit Agreement Superseded..............................................................86
         13.13    Final Agreement................................................................................86
         13.14    Counterparts...................................................................................86
         13.15    Captions.......................................................................................87
         13.16    Right of Setoff................................................................................87
         13.17    Confidentiality................................................................................87
         13.18    Conflicts With Other Loan Documents............................................................89
         13.19    Agency of the Borrower for Each Other Loan Party...............................................89
         13.20    Express Waivers by Loan Parties in Respect of Cross Guaranties and Cross Collateralization.....89
         13.21    Judgment Currency..............................................................................91



                         ANNEXES, EXHIBITS AND SCHEDULES


ANNEX A      - DEFINED TERMS

EXHIBIT A    - [Reserved]

EXHIBIT B    - BORROWING BASE CERTIFICATE

EXHIBIT C    - FINANCIAL STATEMENTS

EXHIBIT D    - NOTICE OF BORROWING

EXHIBIT E    - NOTICE OF CONTINUATION/CONVERSION

EXHIBIT F    - ASSIGNMENT AND ACCEPTANCE AGREEMENT

EXHIBIT G    - COLLATERAL ACCESS AGREEMENT

EXHIBIT H    - VENDOR LETTER


SCHEDULE 1.1 - ASSIGNMENT AND ACCEPTANCE

SCHEDULE 1.2 - COMMITMENTS

SCHEDULE 6.3 - ORGANIZATION AND QUALIFICATIONS

SCHEDULE 6.5 - SUBSIDIARIES AND AFFILIATES

SCHEDULE 6.9 - DEBT

SCHEDULE 6.11 - REAL ESTATE; LEASES

SCHEDULE 6.12 - PROPRIETARY RIGHTS

SCHEDULE 6.13 - TRADE NAMES

SCHEDULE 6.14 - LITIGATION

SCHEDULE 6.15 - LABOR DISPUTES

SCHEDULE 6.16 - ENVIRONMENTAL LAW

SCHEDULE 6.19 - ERISA COMPLIANCE

SCHEDULE 6.24 - MATERIAL AGREEMENTS

SCHEDULE 6.25 - BANK ACCOUNTS

SCHEDULE 6.27   -  INVESTMENT PROPERTY

SCHEDULE A-1    -  PERMITTED LIENS

SCHEDULE A-2    -  RESTRICTED INVESTMENTS

                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDED AND RESTATED CREDIT AGREEMENT (the "Agreement") is made on November 17, 2004, by and among APPLICA INCORPORATED, a Florida corporation, and each of its Subsidiaries party hereto; the financial institutions listed on the signature pages hereof and their respective successors and permitted assigns which become "Lenders" as provided herein; BANK OF AMERICA, N.A., a national banking association with an office at 600 Peachtree Street, Atlanta, Georgia 30308, in its capacity as collateral and administrative agent for the Lenders pursuant to SECTION 12 hereof (together with its successors in such capacity, "Agent"); BANC OF AMERICA SECURITIES LLC, a Delaware limited liability company, as sole lead arranger (in such capacity, the "Lead Arranger"), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, with an office at 1100 Abernathy Road, Suite 900, Atlanta, Georgia 30348, in its capacity as documentation agent for the Lenders (together with its successors in such capacity, "Documentation Agent"). Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed thereto in ANNEX A which is attached hereto and incorporated herein. The rules of construction contained in ANNEX A shall govern the interpretation of this Agreement, and all Annexes, Exhibits and Schedules attached hereto are incorporated herein by reference.


                                    RECITALS:

                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, the Loan Parties, Agent, certain financial institutions ("Original Lenders"), and the other parties named therein are parties to a certain Credit Agreement dated December 28, 2001 (as at any time amended, modified, supplemented or restated, the "Original Credit Agreement"), pursuant to which Original Lenders made certain revolving credit loans, letters of credit, and other financial accommodations to Borrower and its Subsidiaries in an amount not exceeding $205,000,000;

                  WHEREAS, the Loan Parties have requested that the Original Credit Agreement be amended and restated in its entirety to become effective and binding on the Loan Parties pursuant to the terms hereof, and the Lenders (including the Original Lenders that are parties hereto) have agreed, subject to the terms of this Agreement, to amend and restate the Original Credit Agreement in its entirety to read as set forth herein, and it has been agreed by the parties hereto that (a) the commitments which the Original Lenders that are parties hereto extended to the Borrower under the Original Credit Agreement and the commitments of new Lenders that become parties hereto shall be extended or advanced upon the amended and restated terms and conditions contained in this Agreement and (b) the Loans and other Obligations outstanding under the Original Credit Agreement shall be governed by and deemed to be outstanding under the amended and restated terms and conditions contained herein;

                  WHEREAS, all existing Obligations are and shall continue to be (and all Obligations incurred pursuant hereto shall be) secured by, among other things, the Security Agreement, the Applica Canada Security Agreement, the Pledge Agreement and the other Loan Documents and shall be guaranteed pursuant to the Subsidiary Guaranties, and the Applica Canada Guaranty, and

                  NOW, THEREFORE, the parties hereto hereby agree to amend and restate the Original Credit Agreement and the Original Credit Agreement is hereby amended and restated, in its entirety as follows:

                                   ARTICLE 1
                           LOANS AND LETTERS OF CREDIT

1.1      TOTAL FACILITY.

         Subject to all of the terms and conditions of this Agreement, the Lenders agree to make available a total credit facility of up to $175,000,000 (the "Total Facility") to the Borrower from time to time during the term of this Agreement. The Total Facility shall be composed of a revolving line of credit consisting of Revolving Loans and Letters of Credit and Credit Support as described in SECTION 1.2 and SECTION 1.4.

1.2      REVOLVING LOANS.

                  (a) AMOUNTS. Subject to the satisfaction of the conditions precedent set forth in ARTICLE 8, each Lender severally, but not jointly, agrees, upon the Borrower's request from time to time on any Business Day during the period from and including the Closing Date to the Termination Date, to make revolving loans (the "Revolving Loans") to the Borrower in amounts not to exceed such Lender's Pro Rata Share of Availability, except for Non-Ratable Loans and Agent Advances. The Lenders, however, in their unanimous discretion, may elect to make Revolving Loans or issue or arrange to have issued Letters of Credit in excess of the Borrowing Base on one or more occasions, but if they do so, neither the Agent nor the Lenders shall be deemed thereby to have changed the limits of the Borrowing Base or to be obligated to exceed such limits on any other occasion. If any Borrowing would exceed Availability, the Lenders may refuse to make or may otherwise restrict the making of Revolving Loans as the Lenders determine until such excess has been eliminated, subject to the Agent's authority, in its sole discretion, to make Agent Advances pursuant to the terms of
         SECTION 1.2(I).

                  (b) PROCEDURE FOR BORROWING.

                           (1) Each Borrowing shall be made upon the Borrower's
irrevocable written notice or by facsimile transmission delivered to the Agent in the form of a notice of borrowing ("Notice of Borrowing"), which must be received by the Agent prior to (i) 5:00 p.m. (Atlanta, Georgia time) two Business Days prior to the requested Funding Date, in the case of LIBOR Rate Loans and (ii) 1:00 p.m. (Atlanta, Georgia time) on the requested Funding Date, in the case of Base Rate Loans, specifying:

                           (A) the amount of the Borrowing, which in the case of
a LIBOR Rate Loan must equal or exceed $2,500,000 (and increments of $500,000 in excess of such amount);

                           (B) the requested Funding Date, which must be a
Business Day;

                           (C) whether the Revolving Loans requested are to be
Base Rate Revolving Loans, LIBOR Revolving Loans (and if not specified, it shall be deemed a request for a Base Rate Revolving Loan) or Revolving Loans constituting Seasonal Inventory Advances; and

                           (D) the duration of the Interest Period for LIBOR
Revolving Loans (and if not specified, it shall be deemed a request for an Interest Period of one month); and

                           (E) whether the proceeds of such Borrowing are to be
deposited to a Designated Account or sent by wire transfer to a third party, in which case the Borrower shall provide the Agent with wire transfer instructions satisfactory to the Agent;

provided, however, that with respect to the Borrowing to be made on the Closing Date, such Borrowings will consist of Base Rate Revolving Loans only.

                           (2) In lieu of delivering a Notice of Borrowing, (I)
a Responsible Officer may give Agent telephonic notice of such request for advances to a Designated Account on or before the deadline set forth in clause
(i) above and the Agent at all times shall be entitled to rely on such telephonic notice in making such Revolving Loans, regardless of whether any written confirmation is received, or (II) whenever a presentment or request for payment is made against a Designated Account in an amount greater than the then available balance therein, such presentment or request shall be deemed to be a request for a Base Rate Revolving Loan on the date of such presentment in an amount equal to the excess of such check or other presented payment item over the available balance therein.

                           (3) The Borrower shall have no right to request a
LIBOR Rate Loan while a Default or Event of Default has occurred and is continuing.

                  (c) RELIANCE UPON AUTHORITY. Prior to the Closing Date, the Borrower shall deliver to the Agent a notice setting forth an account ("Designated Account") to which the Agent is authorized by the Borrower to transfer the proceeds of the Revolving Loans requested hereunder. The Borrower may designate a replacement account from time to time by written notice. All such Designated Accounts must be reasonably satisfactory to the Agent. The Agent is entitled to rely conclusively on any individual's request for Revolving Loans on behalf of the Borrower, so long as the proceeds thereof are to be transferred to a Designated Account. The Agent has no duty to verify the identity of any individual representing himself or herself as a person authorized by the Borrower to make such requests on its behalf.

                  (d) NO LIABILITY. The Agent shall not incur any liability to the Loan Parties as a result of acting upon any notice referred to in SECTIONS 1.2(B) and (C), which the Agent believes in good faith to have been given by an officer or other person duly authorized by the Borrower to request Revolving Loans on its behalf. The crediting of Revolving Loans to a Designated Account or to such Persons as the Borrower may direct pursuant to SECTION 1.2(B)(E) shall conclusively establish the obligation of the Borrower to repay such Revolving Loans as provided herein.

                  (e) NOTICE IRREVOCABLE. Any Notice of Borrowing (or telephonic notice in lieu thereof) made pursuant to SECTION 1.2(B) shall be irrevocable and the Borrower shall be bound to borrow the funds requested therein in accordance therewith.

                  (f) AGENT'S ELECTION. Promptly after receipt of a Notice of Borrowing (or telephonic notice in lieu thereof), the Agent shall elect to have the terms of SECTION 1.2(G) or the terms of SECTION 1.2(H) apply to such requested Borrowing. If the Bank declines in its sole discretion to make a Non-Ratable Loan pursuant to SECTION 1.2(H), the terms of SECTION 1.2(G) shall apply to the requested Borrowing.

                  (g) MAKING OF REVOLVING LOANS. If Agent elects to have the terms of this SECTION 1.2(G) apply to a requested Borrowing, then promptly after receipt of a Notice of Borrowing or telephonic notice in lieu thereof, the Agent shall notify the Lenders by telecopy, telephone or e-mail of the requested Borrowing. Each Lender shall transfer its Pro Rata Share of the requested Borrowing available to the Agent in immediately available funds, to the account from time to time designated by Agent, not later than 2:00 p.m. (Atlanta, Georgia time) on the applicable Funding Date. After the Agent's receipt of all proceeds of such Revolving Loans, the Agent shall make the proceeds of such Revolving Loans available to the Borrower on the applicable Funding Date by transferring same day funds to the account designated by the Borrower; PROVIDED, HOWEVER, that except as may otherwise be provided by this Agreement, the amount of Revolving Loans so made on any date shall not exceed the Availability on such date.

                  (h) MAKING OF NON-RATABLE LOANS. If Agent elects, with the consent of the Bank, to have the terms of this SECTION 1.2(H) apply to a requested Borrowing, the Bank shall make a Revolving Loan in the amount of that Borrowing available to the Borrower on the applicable Funding Date by transferring same day funds to Borrowers' Designated Account. Each Revolving Loan made solely by the Bank pursuant to this
         Section is herein referred to as a "Non-Ratable Loan", and such Revolving Loans are collectively referred to as the "Non-Ratable Loans." Each Non-Ratable Loan shall be subject to all the terms and conditions applicable to other Revolving Loans except that all payments thereon shall be payable to the Bank solely for its own account. The aggregate amount of Non-Ratable Loans outstanding at any time shall not exceed $15,000,000. The Agent shall not request the Bank to make any Non-Ratable

         Loan if (1) the Agent has received written notice from any Lender that one or more of the applicable conditions precedent set forth in ARTICLE 8 will not be satisfied on the requested Funding Date for the applicable Borrowing, or (2) the requested Borrowing would exceed Availability on that Funding Date. The Non-Ratable Loans shall be secured by the Agent's Liens in and to the Collateral and shall constitute LIBOR Rate Loans hereunder to the extent the Borrower is then entitled to additional Borrowings as LIBOR Rate Loans, and any amounts in excess thereof shall constitute Base Rate Revolving Loans hereunder.

                  (i) AGENT ADVANCES. Subject to the limitations set forth below, the Agent is authorized by the Borrower and the Lenders, from time to time in the Agent's sole discretion, (A) after the occurrence of a Default or an Event of Default, or (B) at any time that any of the other conditions precedent set forth in ARTICLE 8 have not been satisfied, to make Base Rate Revolving Loans to the Borrower on behalf of the Lenders in an aggregate amount outstanding at any time not to exceed 5% of the Borrowing Base (but not to exceed in the aggregate, with all of the Revolving Loans outstanding, the Maximum Revolver Amount) for a period not to exceed thirty (30) continuous days, which Agent, in its reasonable business judgment, deems necessary or desirable (1) to preserve or protect the Collateral, or any portion thereof, (2) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations, or (3) to pay any other amount chargeable to the Borrower pursuant to the terms of this Agreement, including costs, fees and expenses as described in SECTION
         13.7 (any of such advances are herein referred to as "Agent Advances"); PROVIDED, that the Required Lenders may at any time revoke the Agent's authorization to make Agent Advances. Any such revocation must be in writing and shall become effective prospectively upon the Agent's receipt thereof. The Agent Advances shall be secured by the Agent's Liens in and to the Collateral and shall constitute Base Rate Revolving Loans and Obligations hereunder.

         1.3 INCREASE IN COMMITMENTS.

                  (a) So long as no Default or Event of Default has occurred and is continuing, the Borrower may request that the Commitments be increased by up to $50,000,000 and, upon such request, Agent may solicit additional financial institutions to become Lenders for purposes of this Agreement, or to encourage any Lender to increase its Commitment, PROVIDED that (i) each Lender which is a party to this Agreement prior to such increase shall have the first option, and may elect, to fund its Pro Rata Share of the amount of the increase in the Commitment (or any such greater amount in the event that one or more Lenders does not elect to fund its respective Pro Rata Share of the amount of the increase in the Commitment), thereby increasing its Commitment hereunder, but no Lender shall have any obligation to do so,
         (ii) in the event that it becomes necessary to include a new financial institution to fund the amount of the increase in the Commitment, each such financial institution shall be reasonably acceptable to Agent and each such financial institution shall become a Lender hereunder and agree to become party to, and shall assume and agree to be bound by, this Agreement, subject to all terms and conditions hereof; (iii) in the event that it becomes necessary to include a new financial institution to fund the amount of the increase in the Commitment, the Agent shall use its best efforts to solicit such additional financial institution or institutions to become Lenders;
         (iv) no Lender shall have an obligation to the Loan Parties, Agent or the Lead Arranger or any other Lender to increase its Commitment or its Pro Rata Share of the Commitments; and (v) in no event shall the addition of any Lender or Lenders or the increase in the Revolver Commitment of any Lender under this SECTION 1.3 increase the Commitments (A) in any single instance by less than $5,000,000 or (B) to an aggregate amount greater than $225,000,000. Upon the addition of any Lender, or the increase in the Commitment of any Lender, SCHEDULE
         1.2 shall be amended by Agent and the Loan Parties to reflect such addition or such increase, and Agent shall deliver to the Lenders, the Lead Arranger, the Bank and the Borrower copies of such SCHEDULE 1.2. Any new financial institution added as a new Lender pursuant to this
         SECTION 1.3 shall be required to have a Commitment of not less than $10,000,000. In connection with any such addition of a new Lender, Borrower shall pay to Agent, for its own account, a fee in an amount to be mutually agreed upon among Agent, the Lead Arranger and the Borrower for processing any new Lender, except to the extent that such New Lender was solicited directly by Borrower, in which case no such fee shall be payable.

                  (b) If any requested increase in the Commitments is agreed to in accordance with Section 1.3(a) above, Agent and the Borrower shall determine the effective date of such increase (the "Increase Effective Date"). Agent, with the consent and approval of the Borrower, shall promptly confirm in writing to the Lenders the final allocation of such increase and the Increase Effective Date and, each new Lender, and each existing Lender that has increased its Revolver Commitment, shall purchase Revolving Loans and the undrawn amount of outstanding Letters of Credit from each other Lender in an amount such that, after such purchase or purchases, the amount of outstanding Revolving Loans and outstanding Letters of Credit from each Lender shall equal such Lender's Pro Rata Share of the Commitments, as modified to give effect to such increase, multiplied by the aggregate amount of outstanding Revolving Loans and Letters of Credit from all Lenders. As a condition precedent to the effectiveness of such increase, the Borrower shall deliver to Agent a certificate dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a responsible officer of Borrower on behalf of the Loan Parties, including a Compliance Certificate demonstrating compliance with the terms of this Agreement and certification that, before and after giving effect to such increase, the representations and warranties contained in Section 6 are true and correct in all material respects on and as of the Increase Effective Date (except to the extent any such representation or warranty is stated to relate solely to an earlier date) and no Default or Event of Default has occurred and is continuing. The Borrower shall prepay any Revolving Loans which are LIBOR Revolving Loans and which are outstanding on the Increase Effective Date (and pay any costs incurred in connection with such prepayment pursuant to Section 4.3) to the extent necessary to keep the outstanding Revolving Loans and Letters of Credit ratable with any revised Pro Rata Shares of the Commitments arising from any nonratable increase in the Commitments.

         1.4 LETTERS OF CREDIT.

                  (a) AGREEMENT TO ISSUE OR CAUSE TO ISSUE. Subject to the terms and conditions of this Agreement, the Agent agrees, upon the request from time to time of the Borrower, in accordance with Section 1.4(d), for the issuance of a Letter of Credit for the account of the Borrower or another Loan Party as directed by the Borrower in writing, (i) to cause the Letter of Credit Issuer to issue for the account of the Borrower one or more commercial/documentary and/or standby letters of credit (each a "Letter of Credit") and/or (ii) to provide credit support or other enhancement to a Letter of Credit Issuer acceptable to the Letter of Credit Issuer which issues a Letter of Credit for the account of the Borrower (any such credit support or enhancement being herein referred to as a "Credit Support") from time to time during the term of this Agreement.

                  (b) AMOUNTS; OUTSIDE EXPIRATION DATE. The Agent shall not have any obligation to issue or cause to be issued any Letter of Credit or to provide Credit Support for any Letter of Credit at any time if: (i) the maximum face amount of the requested Letter of Credit is greater than the Unused Letter of Credit Subfacility at such time; (ii) the maximum undrawn amount of the requested Letter of Credit and all commissions, fees, and charges due from the Borrower in connection with the opening thereof would exceed Availability at such time; or (iii) such Letter of Credit has an expiration date less than 15 days prior to the Stated Termination Date or more than 12 months from the date of issuance for standby letters of credit or more than 6 months from the date of issuance for documentary letters of credit. With respect to any Letter of Credit which contains any "evergreen" or automatic renewal provision, each Lender shall be deemed to have consented to any such extension or renewal unless any such Lender shall have provided to the Agent, written notice that it declines to consent to any such extension or renewal at least thirty (30) days prior to the date on which the Letter of Credit Issuer is entitled to decline to extend or renew the Letter of Credit. If all of the requirements of this SECTION 1.4 are met and no Default or Event of Default has occurred and is continuing, no Lender shall decline to consent to any such extension or renewal.

                  (c) OTHER CONDITIONS. In addition to conditions precedent contained in ARTICLE 8, the obligation of the Agent to issue or to cause to be issued any Letter of Credit or to provide Credit Support for any Letter of Credit is subject to the following conditions precedent having been satisfied in a manner reasonably satisfactory to the Agent:

                           (1) the Borrower shall have delivered to the Letter
of Credit Issuer, at such times and in such manner as such Letter of Credit Issuer may prescribe, an application in form and substance satisfactory to such Letter of Credit Issuer and reasonably satisfactory to the Agent for the issuance of the Letter of Credit and such other documents as may be required pursuant to the terms thereof, and the form, terms and purpose of the proposed Letter of Credit shall be reasonably satisfactory to the Agent and the Letter of Credit Issuer; and

                           (2) as of the date of issuance, no order of any
court, arbitrator or Governmental Authority shall purport by its terms to enjoin or restrain money center banks generally from issuing letters of credit of the type and in the amount of the proposed Letter of Credit, and no law, rule or regulation applicable to money center banks generally and no request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over money center banks generally shall prohibit, or request that the proposed Letter of Credit Issuer refrain from, the issuance of letters of credit generally or the issuance of such Letters of Credit.

                  (d) ISSUANCE OF LETTERS OF CREDIT.

                           (1) REQUEST FOR ISSUANCE. The Borrower shall notify
Agent by telephonic facsimile or electronic notice (via the Bank's "Bank Window" system) of a requested Letter of Credit at least three (3) Business Days prior to the proposed issuance date. Such notice shall be irrevocable and must specify the original face amount of the Letter of Credit requested, the Business Day of issuance of such requested Letter of Credit, whether such Letter of Credit may be drawn in a single or in partial draws, the Business Day on which the requested Letter of Credit is to expire, the purpose for which such Letter of Credit is to be issued, and the beneficiary of the requested Letter of Credit. The Borrower shall attach to such notice the proposed form of the Letter of Credit.

                           (2) RESPONSIBILITIES OF THE AGENT; ISSUANCE. As of
the Business Day immediately preceding the requested issuance date of the Letter of Credit, the Agent shall determine the amount of the applicable Unused Letter of Credit Subfacility and Availability. If (i) the face amount of the requested Letter of Credit is less than the Unused Letter of Credit Subfacility and (ii) the amount of such requested Letter of Credit and all commissions, fees, and charges due from the Borrower in connection with the opening thereof would not exceed Availability, the Agent shall cause the Letter of Credit Issuer to issue the requested Letter of Credit on the requested issuance date so long as the other conditions hereof are met.

                           (3) NO EXTENSIONS OR AMENDMENT. Other than in
accordance with the last two sentences of Section 1.4(b) hereof, Agent shall not be obligated to cause the Letter of Credit Issuer to extend or amend any Letter of Credit issued pursuant hereto unless the requirements of this SECTION 1.4 are met as though a new Letter of Credit were being requested and issued.

                  (e) PAYMENTS PURSUANT TO LETTERS OF CREDIT. The Borrower agrees to reimburse immediately the Letter of Credit Issuer for any draw under any Letter of Credit and the Agent for the account of the Lenders upon any payment pursuant to any Credit Support, in each case in accordance with its respective terms, and to pay the Letter of Credit Issuer the amount of all other charges and fees payable to the Letter of Credit Issuer in connection with any Letter of Credit immediately when due, irrespective of any claim, setoff, defense or other right which the Borrower may have at any time against the Letter of Credit Issuer or any other Person. Each drawing under any Letter of Credit shall constitute a request by the Borrower at whose request such Letter of Credit or Credit Support was issued for a Borrowing of a Base Rate Revolving Loan in the amount of such drawing. The Funding Date with respect to such borrowing shall be the date of such drawing.

                  (f) INDEMNIFICATION; EXONERATION; POWER OF ATTORNEY.

                           (1) INDEMNIFICATION. In addition to amounts payable
as elsewhere provided in this SECTION 1.4, each Loan Party agrees to protect, indemnify, pay and save the Lenders and the Agent harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) which any Lender or the Agent (other than a Lender in its capacity as Letter of Credit Issuer) may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit or the provision of any Credit Support or enhancement in connection therewith. The Loan Parties' obligations under this Section shall survive payment of all other Obligations.

                           (2) ASSUMPTION OF RISK BY THE BORROWER. As among the
Borrower, the Lenders, and Agent (excluding any Lender in its capacity as a Letter of Credit Issuer), the Borrower assumes all risks of the acts and omissions of, or misuse of any of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Lenders and the Agent (excluding any Lender in its capacity as a Letter of Credit Issuer) shall not be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Person in connection with the application for and issuance of and presentation of drafts with respect to any of the Letters of Credit, even if it should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) the failure of the beneficiary of any Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit; (D) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher;
(E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof; (G) the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; (H) any consequences arising from causes beyond the control of the Lenders or the

Agent, including any act or omission, whether rightful or wrongful, of any present or future DE JURE or DE FACTO Governmental Authority or (I) the Letter of Credit Issuer's honor of a draw for which the draw or any certificate fails to comply in any respect with the terms of the Letter of Credit. None of the foregoing shall affect, impair or prevent the vesting of any rights or powers of the Agent or any Lender under this SECTION 1.4(F).

                           (3) EXONERATION. Without limiting the foregoing, no
action or omission whatsoever by Agent or any Lender (excluding any Lender in its capacity as a Letter of Credit Issuer) shall result in any liability of Agent or and Lender to any Loan Party, or relieve such Loan Party of any of its obligations hereunder to any such Person.

                           (4) RIGHTS AGAINST LETTER OF CREDIT ISSUER. Nothing
contained in this Agreement is intended to limit the Borrower's rights, if any, with respect to the Letter of Credit Issuer which arise as a result of the letter of credit application and related documents executed by and between the Borrower and the Letter of Credit Issuer.

                           (5) ACCOUNT PARTY. The Borrower hereby authorizes and
directs any Letter of Credit Issuer to name any Loan Party as the "Account Party" therein and to deliver to the Agent all instruments, documents and other writings and property received by the Letter of Credit Issuer pursuant to the Letter of Credit, and to accept and rely upon the Agent's instructions and agreements with respect to all matters arising in connection with the Letter of Credit or the application therefor.

                  (g) SUPPORTING LETTER OF CREDIT; CASH COLLATERAL. If, notwithstanding the provisions of SECTION 1.4(B) and SECTION 10.1, any Letter of Credit or Credit Support is outstanding upon the termination of this Agreement, then upon such termination the Borrower shall deposit with the Agent, for the ratable benefit of the Agent and the Lenders, with respect to each Letter of Credit or Credit Support then outstanding, a standby letter of credit (a "Supporting Letter of Credit") in form and substance reasonably satisfactory to Agent, issued by an issuer satisfactory to the Agent in an amount equal to the greatest amount for which such Letter of Credit or such Credit Support may be drawn plus any fees and expenses associated with such Letter of Credit or such Credit Support, under which Supporting Letter of Credit the Agent is entitled to draw amounts necessary to reimburse the Agent and the Lenders for payments to be made by the Agent and the Lenders under such Letter of Credit or Credit Support and any fees and expenses associated with such Letter of Credit or Credit Support. Such Supporting Letter of Credit shall be held by the Agent, for the ratable benefit of the Agent and the Lenders, as security for, and to provide for the payment of, the aggregate undrawn amount of such Letters of Credit or such Credit Support remaining outstanding.

         1.5 BANK PRODUCTS.

         The Loan Parties may request and the Agent may, in its sole and absolute discretion, arrange for any Consolidated Member to obtain from the Bank or any Lender or its Affiliates Bank Products although the Loan Parties are not required to do so. If Bank Products are provided by the Bank or an Affiliate of the Bank or a Lender, the Loan Parties agree to indemnify and hold the Agent and the Lenders harmless from any and all costs and obligations now or hereafter incurred by the Agent or any of the Lenders which arise from any indemnity given by the Agent to its Affiliates or the Affiliates of such Lender related to such Bank Products; provided, however, nothing contained herein is intended to limit a Consolidated Member's rights, with respect to the Bank, a Lender or their respective Affiliates, if any, which arise as a result of the execution of documents by and between a Consolidated Member and the Bank or such Lender or their Affiliates which relate to Bank Products. The agreement contained in this Section shall survive termination of this Agreement. Each Loan Party acknowledges and agrees that the obtaining of Bank Products from the Bank or a Lender or its Affiliates (a) is in the sole and absolute discretion of the Bank, such Lender or their Affiliates, and (b) is subject to all rules and regulations of the Bank, such Lender or their Affiliates.

                                    ARTICLE 2
                                INTEREST AND FEES

         2.1 INTEREST.

                  (a) INTEREST RATES. All outstanding Revolving Loans shall bear interest on the unpaid principal amount thereof (including, to the extent permitted by law, on interest thereon not paid when due) from the date made until paid in full in cash at a rate determined by reference to the Base Rate or the LIBOR Rate PLUS the Applicable Margins, but not to exceed the Maximum Rate, PROVIDED that Seasonal Inventory Advances shall bear interest on the unpaid principal amount thereof from the date made until paid in full in cash at a rate per annum equal to the Base Rate PLUS 2.00%, but not to exceed the Maximum Rate. Any of the Loans may be converted into, or continued as LIBOR Rate Loans, subject to and in the manner provided in SECTION 2.2, PROVIDED that Borrower shall not be entitled to convert Seasonal Inventory Advances from Base Rate Loans to LIBOR Rate Loans. If at any time Loans are outstanding with respect to which the Borrower has not delivered to the Agent a notice specifying the basis for determining the interest rate applicable thereto in accordance herewith, those Loans shall bear interest at a rate determined by reference to the Base Rate until notice to the contrary has been given to the Agent in accordance with this Agreement and such notice has become effective. Except as otherwise provided herein, the outstanding Obligations shall bear interest as follows:

                           (i) For all Base Rate Revolving Loans at a
                  fluctuating per annum rate equal to the Base Rate plus the Applicable Margin; and

                           (ii) For all LIBOR Revolving Loans at a per annum
                  rate equal to the LIBOR Rate PLUS the Applicable Margin.

Each change in the Base Rate shall be reflected in the interest rate applicable to Base Rate Loans as of the effective date of such change. All interest charges shall be computed on the basis of a year of 360 days and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). The Borrower shall pay to the Agent, for the ratable benefit of Lenders, interest accrued on all Base Rate Loans in arrears on the first day of each month hereafter and on the Termination Date. The Borrower shall pay to the Agent, for the ratable benefit of Lenders, interest on all LIBOR Rate Loans in arrears on each LIBOR Interest Payment Date.

                  (b) DEFAULT RATE. If an Event of Default occurs and is continuing and the Agent or the Required Lenders in their discretion so elect, then, while any such Event of Default is continuing, all of the Obligations shall bear interest at the Default Rate applicable thereto.

         2.2 CONTINUATION AND CONVERSION ELECTIONS.

                  (a) The Borrower may:

                           (i) elect, as of any Business Day, in the case of
                  Base Rate Loans to convert any Base Rate Loans (or any part thereof in an amount not less than $2,500,000, or that is in an integral multiple of $500,000 in excess thereof) into LIBOR Rate Loans; or

                           (ii) elect, as of the last day of the applicable
                  Interest Period, to continue any LIBOR Rate Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $2,500,000, or that is in an integral multiple of $500,000 in excess thereof);

PROVIDED, that if at any time the aggregate amount of LIBOR Rate Loans in respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $1,000,000, such LIBOR Rate Loans shall automatically convert into Base Rate Loans; PROVIDED FURTHER that if the notice shall fail to specify the duration of the Interest Period, such Interest Period shall be one month.

                  (b) The Borrower shall deliver by telephonic facsimile notice of continuation/conversion ("NOTICE OF CONTINUATION/CONVERSION") to the Agent not later than 5:00 p.m. (Atlanta, Georgia time) at least two (2) Business Days in advance of the Continuation/Conversion Date, if the Loans are to be converted into or continued as LIBOR Rate Loans and specifying:

                           (i) the proposed Continuation/Conversion Date;

                           (ii) the aggregate amount of Loans to be converted or
                  renewed;

                           (iii) the type of Loans resulting from the proposed
                  conversion or continuation; and

                           (iv) the duration of the requested Interest Period,
                  PROVIDED, HOWEVER, the Borrower may not select an Interest Period that ends after the Stated Termination Date.

                  (c) If upon the expiration of any Interest Period applicable to LIBOR Rate Loans, the Borrower has failed to select timely a new Interest Period to be applicable to LIBOR Rate Loans or if any Default or Event of Default then exists, the Borrower shall be deemed to have elected to convert such LIBOR Rate Loans into Base Rate Loans effective as of the expiration date of such Interest Period.

                  (d) The Agent will promptly notify each Lender of its receipt of a Notice of Continuation/Conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Lender.

                  (e) There may not be more than seven (7) different LIBOR Rate Loans in effect hereunder at any time.

         2.3 MAXIMUM INTEREST RATE.

         In no event shall any interest rate provided for hereunder exceed the maximum rate legally chargeable by any Lender under applicable law for such Lender with respect to loans of the type provided for hereunder (the "Maximum Rate"). If, in any month, any interest rate, absent such limitation, would have exceeded the Maximum Rate, then the interest rate for that month shall be the Maximum Rate, and, if in future months, that interest rate would otherwise be less than the Maximum Rate, then that interest rate shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In the event that, upon payment in full of the Obligations, the total amount of interest paid or accrued under the terms of this Agreement is less than the total amount of interest which would, but for this Section 2.3, have been paid or accrued if the interest rate otherwise set forth in this Agreement had at all times been in effect, then the Borrower shall, to the extent permitted by applicable law, pay the Agent, for the account of the Lenders, an amount equal to the excess of (a) the lesser of (i) the amount of interest which would have been charged if the Maximum Rate had, at all times, been in effect or (ii) the amount of interest which would have accrued had the interest rate otherwise set forth in this Agreement, at all times, been in effect over (b) the amount of interest actually paid or accrued under this Agreement. If a court of competent jurisdiction determines that the Agent and/or any Lender has received interest and other charges hereunder in excess of the Maximum Rate, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the Obligations other than interest, in the inverse order of maturity, and if there are no Obligations outstanding, the Agent and/or such Lender shall refund to the Borrower such excess.

         2.4 CLOSING FEE AND ARRANGEMENT FEE.

         The Borrower agrees to pay the Agent for the ratable benefit of the Lenders on the Closing Date a closing fee (the "Closing Fee"), and an arrangement fee (the "Arrangement Fee"), each as set forth in the Fee Letter.

         2.5 UNUSED LINE FEE.

         On the first day of each month and on the Termination Date the Borrower agrees to pay to the Agent for the account of the Lenders an unused line fee ("Unused Line Fee") at a percentage rate per annum equal to (i) the Applicable Unused Line Fee on any applicable date, times (ii) the amount by which the Maximum Revolver Amount exceeded the Average Credit Facility Outstandings for the immediately preceding month. The Unused Line Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed.

         2.6 LETTER OF CREDIT FEE.

         The Borrower agrees to pay to the Agent, for the account of the Lenders, in accordance with their respective Pro Rata Shares, for each Letter of Credit, a fee (the "Letter of Credit Fee") equal to the Applicable Margin per annum in effect for LIBOR Revolving Loans on any applicable date on the undrawn face amount of each Letter of Credit and to Agent for the benefit of the Letter of Credit Issuer a fronting fee of 0.125% per annum of the undrawn face amount of each Letter of Credit, and to the Letter of Credit Issuer, all out-of-pocket costs, fees and expenses incurred by the Letter of Credit Issuer in connection with the application for, processing of, issuance of, or amendment to any Letter of Credit. The Letter of Credit Fee shall be payable monthly in arrears on the first day of each month following any month in which a Letter of Credit is outstanding and on the Termination Date. The Letter of Credit Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed.

         2.7 ADMINISTRATION FEE.

         The Borrower agrees to pay the Agent on the Closing Date and on each anniversary of the Closing Date the administration fee (the "Administration Fee") as set forth in the Fee Letter.

         2.8 COLLECTIONS FEE.

         The Borrower agrees to pay the Agent on the first day of each month after the Closing Date the collections fee (the "Collections Fee") as set forth in the Fee Letter; PROVIDED, HOWEVER, that no Collections Fee shall be payable with respect to collected funds received by Agent in a Payment Account.

                                    ARTICLE 3
                            PAYMENTS AND PREPAYMENTS

         3.1 REVOLVING LOANS.

         The Borrower shall repay the outstanding principal balance of the Revolving Loans, plus all accrued but unpaid interest thereon, on the Termination Date. The Borrower may prepay Revolving Loans at any time, and reborrow subject to the terms of this Agreement. In addition, and without limiting the generality of the foregoing, upon demand the Borrower shall pay to the Agent, for account of the Lenders, the amount, without duplication, by which the Aggregate Revolver Outstandings exceeds the lesser of the Borrowing Base or the Maximum Revolver Amount.





         3.2 TERMINATION OF FACILITY.

         The Borrower may terminate this Agreement upon at least ten (10) Business Days' notice to the Agent and the Lenders, upon (a) the payment in full of all outstanding Revolving Loans, together with accrued interest thereon, and the cancellation and return of all outstanding Letters of Credit, (b) the payment of the early termination fee set forth below, (c) the payment in full in cash of all reimbursable expenses and other Obligations, and (d) with respect to any LIBOR Rate Loans prepaid, payment of the amounts due under Section 4.4, if any. If this Agreement is terminated at any time prior to the Stated Termination Date, whether pursuant to this Section or pursuant to Section 9.2, the Borrower shall, in addition to the foregoing, pay to the Agent, for the account of the Lenders, an early termination fee determined in accordance with the following table:



            Period During Which Early                                Early Termination
               Termination Occurs                                           Fee

         On or prior to the first Anniversary                   1% of the Maximum Revolver Amount
         Date

         After the first Anniversary Date but on                0.5% of the Maximum Revolver Amount
         or prior to the second Anniversary Date

         After the second Anniversary Date but                  0.25% of the Maximum Revolver Amount
         prior to the third Anniversary Date

         The Third Anniversary Date and                         None
         thereafter




         Notwithstanding the foregoing, in the event Borrower refinances the Total Facility with a credit facility provided by another lending department of Agent, the early termination fee will not apply.

         3.3 OPTIONAL COMMITMENT REDUCTIONS.

         The Borrower shall, by notice from a Responsible Officer, have the right from time to time but not more frequently than once each calendar month, upon not less than three (3) Business Days' written notice to Agent, effective upon receipt, to permanently reduce the total Commitments. Agent shall give each Lender, within one (1) Business Day of receipt of such notice, telefacsimile notice, or telephonic notice (confirmed in writing), of such reduction. Each such reduction shall be in the aggregate amount of $5,000,000 or such greater amount which is in an integral multiple of $1,000,000, or the entire remaining total Commitments, and shall permanently reduce the total Commitments. Each reduction of the total Commitments shall be accompanied by payment of the Revolving Loans to the extent that the principal amount of Revolving Loans outstanding, plus Non-Ratable Loans outstanding, plus Letters of Credit outstanding exceeds the lesser of (i) the total Commitments or (ii) the Borrowing Base, after giving effect to such reduction, together with accrued and unpaid interest on the amounts prepaid. No such reduction shall result in the payment of any LIBOR Rate Loans other than on the last day of the Interest Period of such LIBOR Rate Loan unless such prepayment is accompanied by amounts due, if any, under Section 4.4 hereof. Notwithstanding the foregoing, if any of the Commitments are reduced at any time or times prior to the Stated Termination Date, the Borrower shall pay to the Agent in each instance, for the account of the Lenders, an early termination fee on the portion of the Commitments so reduced (the "Commitment Reduction Amount") in accordance with the applicable provisions of Section 3.2; provided, however, that the reference to "Maximum Revolver Amount" as used therein shall be deemed to refer to the Commitment Reduction Amount for purposes of calculating the amount of such early termination fees.

         3.4 PAYMENTS FROM DISTRIBUTIONS OR LOANS FROM SUBSIDIARIES.

         All proceeds or other cash payments received by the Borrower constituting proceeds of a Distribution, loan or other advance to the Borrower shall be paid to the Agent, promptly upon the receipt thereof by the Borrower, for application to the Revolving Loans.

         3.5 PAYMENTS FROM ASSET DISPOSITIONS.

         All proceeds of any Asset Disposition by a Consolidated Member received by a Loan Party shall be paid to the Agent, promptly upon the receipt thereof by the Borrower, for application to the Revolving Loans except as provided in
SECTION 7.14. No provision contained in this Section 3.5 shall constitute a consent to any Asset Disposition that is not otherwise permitted by the express terms of this Agreement.

         3.6 LIBOR RATE LOAN PREPAYMENTS.

         Except as otherwise expressly provided in this Agreement, in connection with any prepayment, if any LIBOR Rate Loans are prepaid prior to the expiration date of the Interest Period applicable thereto, the Borrower shall pay to the Lenders the amounts described in Section 4.4.

         3.7 PAYMENTS BY THE BORROWER.

                  (a) All payments to be made by the Borrower shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Borrower or other forms of payment received by the Agent shall be made to the Agent for the account of the Lenders at the Payment Account or such other account designated by the Agent in writing and shall be made in Dollars and in immediately available funds, no later than 12:00 noon (Atlanta, Georgia time) on the date such payment is due and shall be deemed to have been received (subject to final collection) on the Business Day that Agent receives such items in immediately available funds for purposes of (i) determining Availability, (ii) calculating the Unused Line Fee pursuant to Section 2.5 of this Agreement, and (iii) calculating the amount of interest accrued thereon. Any payment received by Agent after 12:00 noon (Atlanta, Georgia time) shall be deemed to have been received on the next Business Day thereafter and any applicable interest and other charges shall continue to accrue for such period.

                  (b) Subject to the provisions set forth in the definition of "Interest Period", whenever any payment is due on a day other than a Business Day, such payment shall be due on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

         3.8 PAYMENTS AS REVOLVING LOANS.

         At the election of Agent, all payments of principal, interest, reimbursement obligations in connection with Letters of Credit and Credit Support for Letters of Credit, fees, premiums, reimbursable expenses and other sums payable hereunder, may be paid from the proceeds of Revolving Loans made hereunder. The Borrower hereby irrevocably authorizes the Agent to charge the Loan Account for the purpose of paying all amounts from time to time due hereunder and agrees that all such amounts charged shall constitute Base Rate Revolving Loans (including Non-Ratable Loans and Agent Advances).

         3.9 APPORTIONMENT, APPLICATION AND REVERSAL OF PAYMENTS.

         Principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Loans to which such payments relate held by each Lender) and payments of the fees shall, as applicable, be apportioned ratably among the Lenders, except for fees payable solely to Agent and the Letter of Credit Issuer and except as provided in
Section 11.1(b). All payments shall be remitted to the Agent and all such payments not relating to principal or interest of specific Loans, or not constituting payment of specific fees, and all proceeds of Accounts or other Collateral received by the Agent, shall be applied, ratably, subject to the provisions of this Agreement, first, to pay any fees, indemnities or expense reimbursements then due to the Agent from the Borrower; second, to pay any fees or expense reimbursements then due to the Lenders from the Borrower; third, to pay interest due in respect of all Loans, including Non-Ratable Loans and Agent Advances; fourth, to pay or prepay principal of the Non-Ratable Loans and Agent Advances; fifth, to pay or prepay principal of the Seasonal Inventory Advances; sixth, to pay or prepay principal of the Revolving Loans (other than Non-Ratable Loans, Agent Advances and Seasonal Inventory Advances) and unpaid reimbursement obligations in respect of Letters of Credit; seventh, to pay an amount to Agent equal to all outstanding Letter of Credit Obligations to be held as cash collateral for such Obligations; eighth, to the payment of any amounts relating to Bank Products due to the Agent or any Lender or its Affiliates of which Agent shall have received timely notice pursuant to SECTION 12.19; and ninth, to the payment of any other Obligations, including any Obligations related to Bank Products owing to a Lender or its Affiliate of which Agent has not received timely notice pursuant to SECTION 12.19. Notwithstanding anything to the contrary contained in this Agreement, neither Agent nor any Lender shall apply any payments which it receives to any LIBOR Rate Loan, unless (a) so directed by the Borrower, (b) an Event of Default has occurred and is continuing or (c) such payments are applied on the expiration date of the Interest Period applicable to any such LIBOR Rate Loan. For so long as Event of Default has occurred and is continuing, the Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Obligations.

         3.10 INDEMNITY FOR RETURNED PAYMENTS.

         If after receipt of any payment which is applied to the payment of all or any part of the Obligations, the Agent, any Lender, the Bank or any Affiliate of the Bank or a Lender is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Agent or such Lender and the Borrower shall be liable to pay to the Agent and the Lenders, and hereby does indemnify the Agent and the Lenders and hold the Agent and the Lenders harmless for the amount of such payment or proceeds surrendered. The provisions of this Section 3.10 shall be and remain effective notwithstanding any contrary action which may have been taken by the Agent or any Lender in reliance upon such payment or application of proceeds, and any such contrary action so taken shall be without prejudice to the Agent's and the Lenders' rights under this Agreement and shall be deemed to have been conditioned upon such payment or application of proceeds having become final and irrevocable. The provisions of this Section 3.10 shall survive the termination of this Agreement.

         3.11 AGENT'S AND LENDERS' BOOKS AND RECORDS; MONTHLY STATEMENTS.

         The Agent shall record the principal amount of the Loans owing to each Lender, the undrawn face amount of all outstanding Letters of Credit and the aggregate amount of unpaid reimbursement obligations outstanding with respect to the Letters of Credit from time to time on its books. In addition, each Lender may note the date and amount of each payment or prepayment of principal of such Lender's Loans in its books and records. Failure by Agent or any Lender to make such notation shall not affect the obligations of the Borrower with respect to the Loans or the Letters of Credit. The Loan Parties agree that the Agent's and each Lender's books and records showing the Obligations and the transactions pursuant to this Agreement and the other Loan Documents shall be admissible in any action or proceeding arising therefrom, and shall constitute rebuttably presumptive proof thereof, irrespective of whether any Obligation is also evidenced by a promissory note or other instrument. The Agent will provide to the Borrower a monthly statement of Loans, payments, and other transactions pursuant to this Agreement. Such statement shall be deemed correct, accurate, and binding on the Loan Parties and an account stated (except for reversals and reapplications of payments made as provided in Section 3.8 and corrections of errors discovered by the Agent), unless the Borrower notifies the Agent in writing to the contrary within thirty (30) days after such statement is rendered. In the event a timely written notice of objections is given by the Borrower, only the items to which exception is expressly made will be considered to be disputed.

                                    ARTICLE 4
                     TAXES, YIELD PROTECTION AND ILLEGALITY

         4.1 TAXES.

                  (a) Any and all payments by the Loan Parties to each Lender or the Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for any Taxes. In addition, the Loan Parties shall pay all Taxes relating to present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

                  (b) The Loan Parties agree to indemnify and hold harmless each Lender and the Agent for the full amount of Taxes (including any Taxes imposed by any jurisdiction on amounts payable under this Section) paid by any Lender or Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto. Payment under this indemnification shall be made within 30 days after the date such Lender or Agent makes written demand therefor.

                  (c) If the Loan Parties shall be required by law to deduct or withhold any Taxes from or in respect of any sum payable hereunder to any Lender or Agent, then:

                           (i) the sum payable shall be increased as necessary
                  so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Lender or Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

                           (ii) the Loan Parties shall make such deductions and
                  withholdings;

                           (iii) the Loan Parties shall pay the full amount
                  deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law or, if being contested in good faith, set up adequate reserves for such Taxes; and

                           (iv) the Loan Parties shall also pay to each Lender
                  or Agent for the account of such Lender, at the time interest is paid, all additional amounts which the respective Lender documents (in reasonable detail) as being necessary to preserve the after-tax yield such Lender would have received if such Taxes had not been imposed.

                  (d) At the Agent's request, within 30 days after the date of any payment by the Loan Parties of Taxes or Other Taxes, the Loan Parties shall furnish the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Agent.

                  (e) If the Loan Parties are required to pay additional amounts to any Lender or the Agent pursuant to SUBSECTION (C) of this Section, then such Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its lending office so as to eliminate any such additional payment by the Loan Parties which may thereafter accrue, if such change in the judgment of such Lender is not otherwise disadvantageous to such Lender.

         4.2 ILLEGALITY.

                  (a) If any Lender determines, based upon advice from legal counsel, that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make LIBOR Rate Loans, then, on notice thereof by that Lender to the Borrower through the Agent, any obligation of that Lender to make LIBOR Rate Loans shall be suspended until that Lender notifies the Agent and the Borrower that the circumstances giving rise to such determination no longer exist.

                  (b) If a Lender determines that it is unlawful to maintain any LIBOR Rate Loan, the Borrower shall, upon receipt of notice of such fact and demand from such Lender (with a copy to the Agent), prepay in full such LIBOR Rate Loans of that Lender then outstanding, together with interest accrued thereon and amounts required under SECTION 4.4, either on the last day of the Interest Period thereof, if that Lender may lawfully continue to maintain such LIBOR Rate Loans to such day, or immediately, if that Lender may not lawfully continue to maintain such LIBOR Rate Loans. In the event such Lender shall have determined that it is no longer unlawful for it to maintain a LIBOR Rate Loan, it shall promptly give notice to the Borrower and Agent. If the Borrower is required to so prepay any LIBOR Rate Loans, then concurrently with such prepayment, the Borrower shall borrow from the affected Lender, in the amount of such repayment, a Base Rate Loan. Notwithstanding anything to the contrary in this Agreement, the Borrower shall not be liable for any losses, or be required to reimburse an Lender as set forth in
         Section 4.4 to the extent a LIBOR Rate Loan has been prepaid in accordance with this Section 4.2.

         4.3 INCREASED COSTS AND REDUCTION OF RETURN.

                  (a) If any Lender determines, based upon advice from legal counsel, that due to either (i) the introduction of or any change in the interpretation of any law or regulation or (ii) the compliance by that Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any LIBOR Rate Loans, then the Borrower shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs or, alternatively, in the case where the affected Lender's increased costs are material, the Borrower may choose to prepay such LIBOR Rate Loan and concurrently with such prepayment, the Borrower shall borrow from the affected Lender, a Base Rate Loan in the amount of such repayment; provided, however, that no Lender shall be entitled to claim any additional amount hereunder with respect to the period which is more than 30 days prior to the date the Lender actually became aware of such additional amounts; provided, further, that notwithstanding anything to the contrary in this Agreement, the Borrower shall not be liable for any losses, or be required to reimburse any Lender as set forth in Section
         4.4 to the extent a LIBOR Rate Loan has been prepaid in accordance with this Section 4.3(a).

                  (b) If any Lender shall have determined, based upon advice from legal counsel, that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by such Lender or any corporation or other entity controlling such Lender with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation or other entity controlling such Lender and (taking into consideration such Lender's or such corporation's or other entity's policies with respect to capital adequacy and such Lender's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitments, loans, credits or obligations under this Agreement, then, upon demand of such Lender to the Borrower through the Agent, the Borrower shall pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for such non-material increase; provided, however, that no Lender shall be entitled to claim any such additional amount with respect to the period which is more than 30 days prior to the date the Lender actually became aware of such additional amounts.

         4.4 FUNDING LOSSES.

         The Borrower shall reimburse each Lender and hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of:

                  (a) the failure of the Borrower to make on a timely basis any payment of principal of any LIBOR Rate Loan;

                  (b) the failure of the Borrower to borrow, continue or convert a Loan after the Borrower has given (or is deemed to have given) a Notice of Borrowing or a Notice of Continuation/Conversion; or

                  (c) the prepayment or other payment (including after acceleration thereof) of any LIBOR Rate Loans on a day that is not the last day of the relevant Interest Period;

including any such loss of anticipated profit and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its LIBOR Rate Loans or from fees payable to terminate the deposits from which such funds were obtained. Borrower shall also pay any customary administrative fees charged by any Lender in connection with the foregoing.

         4.5 INABILITY TO DETERMINE RATES.

         If the Agent determines that for any reason adequate and reasonable means do not exist for determining the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan, or that the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Loan, the Agent will promptly so notify the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain LIBOR Rate Loans hereunder shall be suspended until the Agent revokes such notice in writing. Upon receipt of such notice, the Borrower may revoke any Notice of Borrowing or Notice of Continuation/Conversion then submitted by it. If the Borrower does not revoke such Notice, the Lenders shall make, convert or continue the Loans, as proposed by the Borrower, in the amount specified in the applicable notice submitted by the Borrower, but such Loans shall be made, converted or continued as Base Rate Loans instead of LIBOR Rate Loans.

         4.6 CERTIFICATES OF AGENT.

         If any Lender claims reimbursement or compensation under this Article 4, Agent shall deliver to the Borrower (with a copy to the affected Lender) a certificate setting forth in reasonable detail the amount payable to the affected Lender, and such certificate shall be conclusive and binding on the Borrower in the absence of manifest error.

         4.7 OBLIGATION TO MITIGATE.

                  (a) Subject to Section 4.7(b) below, each Lender, Letter of Credit Issuer, Agent and Bank agrees that, as promptly as practicable after the officer of such Lender, Letter of Credit Issuer, Agent or Bank responsible for administering the Loans or Letters of Credit of such Lender, Letter of Credit Issuer, Agent or Bank, as the case may be, becomes aware of the occurrence of any event or the existence of a condition that would cause such Lender, Letter of Credit Issuer or Bank to receive increased payments from the Borrower under Section 4.1,
         Section 4.2 or Section 4.3, it will, to the extent not inconsistent with the formal internal policies of such Lender, Letter of Credit Issuer, the Agent or the Bank and any applicable legal or regulatory restrictions, use reasonable efforts (i) to make, issue, fund or maintain the Commitments of such Lender or the affected Loans or Letters of Credit of such Lender, Letter of Credit Issuer, the Agent or the Bank through another lending or letter of credit office of such Lender, Letter of Credit Issuer, the Agent or the Bank, or (ii) take such other actions as Lender, Letter of Credit Issuer, the Agent or the Bank may deem reasonable to cause the additional amounts that the Borrower would be required to pay the Lender, Letter of Credit Issuer, the Agent or the Bank under Section 4.1, Section 4.2 or Section 4.3 to be reduced.

                  (b) The Borrower may, in its sole discretion, on ten (10) Business Days' prior written notice to the Agent and the applicable Lender, cause a Lender who has (i) incurred increased costs or is unable to make LIBOR Rate Loans, or (ii) made any claim for taxes under
         Section 4.1 hereof, (and such Lender shall) to assign, pursuant to
         Section 11.2 hereof, all of its rights and obligations under this Agreement to an Eligible Assignee designated by the Borrower and acceptable to the Agent which is willing to become a Lender for a purchase price equal to the outstanding principal amount of the Revolving Loans payable to such Lender plus any accrued but unpaid interest on such Revolving Loans, any accrued but unpaid fees with respect to such Agreement; provided, however, that any expenses or other amounts which would be owing to such Lender pursuant to any indemnification provision hereof (including, if applicable, Section 4.4 hereof) shall be payable by the Borrower as if the Borrower had prepaid the Revolving Loans of such Lender rather than such Lender having assigned its interest hereunder. The Borrower or such assignee shall pay the applicable processing fee under Section 11.2 hereof.

         4.8 SURVIVAL.

         The agreements and obligations of the Borrower in this Article 4 shall survive the payment of all other Obligations.

                                    ARTICLE 5
                BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES

         5.1 BOOKS AND RECORDS.

         The Borrower shall maintain, at all times, correct and complete books, records and accounts in which complete, correct and timely entries are made of its transactions in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 5.2(a). The Borrower shall, by means of appropriate entries, reflect in such accounts and in all Financial Statements proper liabilities and reserves for all taxes and proper provision for depreciation and amortization of property and bad debts, all in accordance with GAAP. The Loan Parties shall maintain at all times books and records pertaining to the Collateral in such detail, form and scope as required under the Security Agreement as to the Borrower and its Domestic Subsidiaries party thereto and as required under the Applica Canada Security Agreement as to Applica Canada.

         5.2 FINANCIAL INFORMATION.

         The Loan Parties shall promptly furnish to the Agent all such financial information regarding any Consolidated Member's financial and business affairs as the Agent shall reasonably request. Without limiting the foregoing, the Loan Parties will furnish to the Agent, via electronic notice or otherwise, in sufficient copies for distribution by the Agent to each Lender (and upon receipt, the Agent shall promptly distribute to the Lenders), in such detail as the Agent or the Lenders shall request, the following:

                  (a) As soon as available, but in any event not later than ninety (90) days after the close of each Fiscal Year, consolidated audited balance sheets, income statements, cash flow statements and changes in stockholders' equity for the Consolidated Members for such Fiscal Year and consolidating unaudited balance sheets, income statements and cash flow statements prepared in accordance with the footnotes regarding condensed and consolidating financial statements in the Borrower's financial statements filed with the SEC in relation to the Debt evidenced by the Senior Subordinated Debt Offering Documents, for the Consolidated Members for such Fiscal Year, and the accompanying notes thereto, setting forth in each case in comparative form figures for the previous Fiscal Year, all in reasonable detail, fairly presenting the financial position and the results of operations of the Consolidated Members as at the date thereof and for the Fiscal Year then ended, and prepared in accordance with GAAP. Such statements shall be examined in accordance with generally accepted auditing standards by and, in the case of such statements performed on a consolidated basis, accompanied by a report thereon unqualified in any respect of independent certified public accountants selected by the Borrower and reasonably satisfactory to the Agent. Each Loan Party hereby authorizes the Agent to communicate, together with a representative of the Borrower, directly with its certified public accountants and, by this provision, authorizes those accountants to disclose to the Agent any and all financial statements and other supporting financial documents and schedules relating to the Consolidated Members and to discuss directly with the Agent and a representative of the Borrower the finances and affairs of the Consolidated Members.

                  (b) As soon as available, but in any event not later than forty-five (45) days after the end of each fiscal quarter, consolidated unaudited balance sheets, income statements and cash flow statements for the Consolidated Members for such fiscal quarter and consolidating unaudited balance sheets, income statements and cash flow statements prepared in accordance with the footnotes regarding condensed and consolidating financial statements in the Borrower's financial statements filed with the SEC in relation to the Debt evidenced by the Senior Subordinated Debt Offering Documents, for the Consolidated Members for such quarter and for the period from the beginning of the Fiscal Year to the end of such quarter, all in reasonable detail, fairly presenting the financial position and results of operations of the Consolidated Members as at the date thereof and for such periods, and, in each case, in comparable form, figures for the corresponding period in the prior Fiscal Year and prepared in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to SECTION 5.2(A). The Borrower shall certify by a certificate signed by its chief financial officer that all such statements have been prepared in accordance with GAAP and present fairly the Consolidated Members' financial position as at the dates thereof and its results of operations for the periods then ended, subject to normal year-end adjustments and the absence of footnotes.

                  (c) As soon as available, but in any event not later than thirty (30) days after the end of each month, consolidated unaudited balance sheets of the Consolidated Members as at the end of such month, and consolidated unaudited income statements and cash flow statements for the Consolidated Members for such month and for the period from the beginning of the Fiscal Year to the end of such month, all in reasonable detail, fairly presenting the financial position and results of operations of the Consolidated Members as at the date thereof and for such periods, and, in each case, in comparable form, figures for the corresponding period in the prior Fiscal Year and prepared in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to SECTION 5.2(A). The Borrower shall certify by a certificate signed by its chief financial officer that all such statements have been prepared in accordance with GAAP and present fairly the Consolidated Members' financial position as at the dates thereof and its results of operations for the periods then ended, subject to normal year-end adjustments and the absence of footnotes.

                  (d) With each of the audited Financial Statements delivered pursuant to SECTION 5.2(A), a certificate of the independent certified public accountants that examined such statement to the effect that they have reviewed and are familiar with this Agreement and that, in examining such Financial Statements, they did not become aware of any fact or condition which then constituted a Default or Event of Default with respect to a financial covenant, except for those, if any, described in reasonable detail in such certificate.

                  (e) With each of the annual audited Financial Statements delivered pursuant to SECTION 5.2(A), and within 45 days after the end of each fiscal quarter, a certificate of the chief financial officer of the Borrower setting forth in reasonable detail the calculations required to establish that the Loan Parties were in compliance with the covenants set forth in SECTIONS 7.26 through 7.28 during the period covered in such Financial Statements and as at the end thereof. Within 45 days after the end of each fiscal quarter, a certificate of the chief financial officer of the Borrower stating that, except as explained in reasonable detail in such certificate, (A) all of the representations and warranties of the Loan Parties contained in this Agreement and the other Loan Documents are correct and complete in all material respects as at the date of such certificate as if made at such time, except for those that speak as of a particular date, (B) the Loan Parties are, at the date of such certificate, in compliance in all material respects with all of its respective covenants and agreements in this Agreement and the other Loan Documents, (C) no Default or Event of Default then exists or existed during the period covered by the Financial Statements for such fiscal quarter, (D) describing and analyzing in reasonable detail all material trends, changes, and developments in each and all Financial Statements or, alternatively, refer to the applicable documents filed by the Borrower with the Securities and Exchange Commission in accordance with the Exchange Act including, but not limited to, sections of such filings entitled "Management's Discussion and Analysis"; and (E) explaining the variances of the figures in the corresponding budgets and prior Fiscal Year financial statements. If such certificate discloses that a representation or warranty is not correct or complete, or that a covenant has not been complied with, or that a Default or Event of Default existed or exists, such certificate shall set forth what action the Borrower has taken or proposes to take with respect thereto.

                  (f) No sooner than sixty (60) days prior to the beginning of each Fiscal Year, annual forecasts (to include forecasted consolidated balance sheets, income statements and cash flow statements) for the Consolidated Members as at the end of and for each month of such Fiscal Year. No later than thirty (30) days after the beginning of each Fiscal Year, annual forecast statements of profits and losses on a consolidating basis for the Loan Parties as at the end of and for each month of such Fiscal Year.

                  (g) Promptly after filing with the PBGC and the IRS, a copy of each annual report or other filing filed with respect to each Plan of the Consolidated Members.

                  (h) Promptly upon the filing thereof, copies of all reports, if any, to or other documents filed by any Consolidated Member with the Securities and Exchange Commission under the Exchange Act, and all material reports, notices, or statements sent by the Borrower to holders of any equity interests of the Borrower (other than routine non-material correspondence sent by the trustee under any indenture under which the same is issued).

                  (i) As soon as available, but in any event not later than 15 days after any Loan Party's receipt thereof, a copy of all management reports and management letters prepared by any independent certified public accountants of any Loan Party.

                  (j) Promptly after their preparation, copies of any and all proxy statements, financial statements, and reports which the Borrower makes available to its shareholders.

                  (k) If requested by Agent in writing, promptly after filing with the IRS, a copy of each tax return filed by the any Consolidated Member.

                  (l) As soon as available, but in any event within 15 days after the end of each month (for such month) (i) a Borrowing Base Certificate supporting information in accordance with Section 9 of the Security Agreement, (ii) a report showing the beginning and ending balances of all intercompany loans, advances or investments ("Intercompany Accounts") for such month, and (iii) a calculation of the Applica Canada Formula Amount and the Applica Consumer Products Formula Amount as of the last day of such month.

                  (m) Such additional information as the Agent and/or any Lender may from time to time reasonably request regarding the financial and business affairs of any Consolidated Member.

                  (n) On the last Business Day of each month, duplicate original bank statements for the preceding month in respect of the Applica Canada Blocked Agreement.

         5.3 NOTICES TO THE LENDERS.

         The Loan Parties shall notify the Agent and the Lenders in writing of the following matters at the following times:

                  (a) Immediately after becoming aware of any Default or Event of Default;

                  (b) Immediately after becoming aware of the assertion by the holder of any Capital Stock of the Borrower or the holder of any Debt of the Borrower or any Subsidiary in a face amount in excess of $1,000,000 that a default exists with respect thereto or that any Consolidated Member is not in compliance with the terms thereof, or the threat or commencement by such holder of any enforcement action because of such asserted default or non-compliance;

                  (c) Immediately after becoming aware of any event or circumstance which could reasonably be expected to have a Material Adverse Effect;

                  (d) Immediately after becoming aware of any pending or threatened action, suit, or proceeding, by any Person, or any pending or threatened investigation by a Governmental Authority, which could reasonably be expected to have a Material Adverse Effect;

                  (e) Immediately after becoming aware of any pending or threatened strike, work stoppage, unfair labor practice claim, or other labor dispute affecting any Consolidated Member in a manner which could reasonably be expected to have a Material Adverse Effect;

                  (f) Immediately after becoming aware of any violation of any law, statute, regulation, or ordinance of a Governmental Authority affecting the any Consolidated Member which could reasonably be expected to have a Material Adverse Effect;

                  (g) Immediately after receipt of any notice of any violation by the any Consolidated Member of any Environmental Law which could reasonably be expected to have a Material Adverse Effect or that any Governmental Authority has asserted in writing that any Consolidated Member is not in compliance with any Environmental Law or is investigating any Consolidated Member;

                  (h) Immediately after receipt of any written notice that any Consolidated Member is or may be liable to any Person as a result of the Release or threatened Release of any Contaminant or that any Consolidated Member is subject to investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to the Release or threatened Release of any Contaminant which, in either case, is reasonably likely to give rise to liability in excess of $1,000,000;

                  (i) Immediately after receipt of any written notice of the imposition of any Environmental Lien against any property of any Consolidated Member;

                  (j) Any change in any Loan Party's name as it appears in the state of its incorporation or other organization, state of incorporation or organization, type of entity, organizational identification number, locations of Collateral other than those set forth in Section 4 of the Security Agreement, or form of organization, trade names under which a Loan Party sells Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, in each case at least ten (10) days prior thereto, and, with regard to any other Consolidated Member, such information as of the first day of the following fiscal quarter;

                  (k) Within ten (10) Business Days after any Loan Party or any ERISA Affiliate knows or has reason to know, that an ERISA Event or a prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Code) has occurred, which could reasonably be expected to have a Material Adverse Effect, and, when known, any action taken or threatened by the IRS, the DOL, the PBGC or any other Governmental Authority with respect thereto;

                  (l) Upon Agent's written request, or, in the event that such filing reflects a change with respect to the matters covered thereby, which could reasonably be expected to have a Material Adverse Effect within three (3) Business Days after the filing thereof with the PBGC, the DOL, the IRS, or the Pension Commission of Ontario or any other applicable Governmental Authority as applicable, copies of the following: (i) each annual report (form 5500 series), including Schedule B thereto, filed with the PBGC, the DOL or the IRS with respect to each Plan and in the case of any Plan governed by the PBA, each report, valuation, request for amendment, whole or partial withdrawal or termination or other variation, (ii) a copy of each funding waiver request filed with the PBGC, the DOL, the IRS or the Pension Commission of Ontario or any other applicable Governmental Authority with respect to any Plan and all communications received by the Borrower or any ERISA Affiliate from the PBGC, the DOL, the IRS or the Pension Commission of Ontario or any other applicable Governmental Authority with respect to such request, and (iii) a copy of each other filing or notice filed with the PBGC, the DOL, the IRS or the Pension Commission of Ontario or any other applicable Governmental Authority, with respect to each Plan by either a Loan Party or any ERISA Affiliate;

                  (m) Upon Agent's written request, copies of each actuarial report for any Plan or Multi-employer Plan and annual report for any Multi-employer Plan; and within three (3) Business Days after receipt thereof by a Loan Party or any ERISA Affiliate, copies of the following: (i) any notices of the PBGC, the Pension Commission of Ontario or any other applicable Governmental Authority intention to terminate a Plan or to have a trustee appointed to administer such Plan; (ii) any favorable or unfavorable determination letter from the IRS, the Pension Commission of Ontario or any other applicable Governmental Authority regarding the qualification of a Plan under
         Section 401(a) of the Code, the PBA or
         other applicable laws; or (iii) any notice from a Multi-employer Plan regarding the imposition of withdrawal liability;

                  (n) Within three (3) Business Days after the occurrence thereof: (i) any changes in the benefits of any existing Plan which increase a Loan Parties' annual costs with respect thereto by an amount in excess of $500,000, or the establishment of any new Plan which could reasonably be expected to have an annual aggregate cost of $500,000 or more, or the commencement of contributions to any Plan to which the Loan Parties or any ERISA Affiliate was not previously contributing; or
         (ii) any failure by a Loan Party or any ERISA Affiliate to make a required installment or any other required payment under Section 412 of the Code, the PBA or other applicable laws on or before the due date for such installment or payment; or

                  (o) Within three (3) Business Days after a Loan Party or any ERISA Affiliate knows or has reason to know that any of the following events has or will occur: (i) a Multi-employer Plan has been or will be terminated; (ii) the administrator or plan sponsor of a Multi-employer Plan intends to terminate a Multi-employer Plan; or (iii) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multi-employer Plan, or (iv) Reportable Event or Termination Event in respect of any Plan.

Each notice given under this Section shall describe the subject matter thereof in reasonable detail, and shall set forth the action that the Loan Party or any ERISA Affiliate, as applicable, has taken or proposes to take with respect thereto.

         5.4 REVISIONS OR UPDATES TO SCHEDULES.

         Should any of the information or disclosures provided on any of the schedules originally attached hereto become outdated or incorrect in any material respect, the Borrower from time to time shall deliver to the Agent and the Lenders, together with an officer's certificate of the type required pursuant to SECTION 5.2(E), such revisions or updates to such schedule(s) whereupon such schedules shall be deemed to be amended by such revisions or updates, as may be necessary or appropriate to update or correct such schedule(s), provided that, notwithstanding the foregoing, (a) no such revisions or updates to SCHEDULES 6.5, 6.11-6.16, 6.19, 6.24, 6.25, or 6.27 shall be deemed to have amended, modified, or superseded any such schedules as originally attached hereto, or to have cured any breach of warranty or representation resulting from the inaccuracy or incompleteness of any such schedules, unless and until the Agent shall have accepted in writing such revisions or updates to any such schedules and (b) no such revisions or updates to SCHEDULES 6.9. shall be deemed to have amended, modified, or superseded such schedule as originally attached hereto, or to have cured any breach of warranty or representation resulting from the inaccuracy or incompleteness of such schedule, unless and until the Required Lenders shall have accepted in writing such revisions or updates to such schedule.

                                    ARTICLE 6
                     GENERAL WARRANTIES AND REPRESENTATIONS

         Each Loan Party warrants and represents to Agent and the Lenders that, after giving the effect to the Refinancing:

         6.1 AUTHORIZATION, VALIDITY, AND ENFORCEABILITY OF THIS AGREEMENT AND THE LOAN DOCUMENTS.

         Each Obligated Party has the power and authority to execute, deliver and perform this Agreement and the other Loan Documents to which it is a party, to incur the Obligations, and to grant to the Agent Liens upon and security interests in the Collateral. Each Obligated Party has taken all necessary action (including obtaining approval of its stockholders if necessary) to authorize its execution, delivery, and performance of this Agreement and the other Loan Documents to which it is a party. This Agreement and the other Loan Documents to which it is a party have been duly executed and delivered by each Obligated Party, and, assuming this Agreement and the other Loan Documents constitute the legal, valid and binding obligations of Agent, Bank and each of the Lenders hereto, constitute the legal, valid and binding obligations of each Obligated Party, enforceable against it in accordance with their respective terms. Each Obligated Party's execution, delivery, and performance of this Agreement and the other Loan Documents to which it is a party do not and will not conflict with, or constitute a violation or breach of, or result in the imposition of any Lien upon the property of an Obligated Party or any of its Subsidiaries, by reason of the terms of (a) any contract, mortgage, lease, agreement, indenture, or instrument to which such Obligated Party or any of its Subsidiaries is a party or which is binding upon it, (b) any Requirement of Law applicable to the such Obligated Party or any of its Subsidiaries, or (c) the certificate or articles of incorporation or by-laws or the limited liability company or limited partnership agreement of the Obligated Parties or any of their Subsidiaries.

         6.2 VALIDITY AND PRIORITY OF SECURITY INTEREST.

         The provisions of this Agreement, and the other Loan Documents create legal and valid Liens on all the Collateral in favor of the Agent, for the ratable benefit of the Agent and the Lenders, and such Liens constitute perfected and continuing Liens on all the Collateral, having priority over all other Liens on the Collateral, except for those Liens identified in clauses (a),
(c), (d), (e), (g), (h) and (i) of the definition of Permitted Liens securing all the Obligations, and enforceable against the Obligated Parties and all third parties.

         6.3 ORGANIZATION AND QUALIFICATION.

         Each Obligated Party (a) is duly organized or incorporated and validly existing in good standing under the laws of the state of its organization or incorporation, (b) is qualified to do business and is in good standing in the jurisdictions set forth on Schedule 6.3 which are the only jurisdictions in which qualification is necessary in order for it to own or lease its property and conduct its business, except where the failure to so qualify would have a Material Adverse

Effect, and (c) has all requisite power and authority to conduct its business and to own its property.

         6.4 [Reserved].

         6.5 SUBSIDIARIES.

         SCHEDULE 6.5 is a correct and complete list of the name and relationship to the Borrower of each and all of the Borrower's Subsidiaries (specifying whether such Subsidiaries are Domestic Subsidiaries or Foreign Subsidiaries). Each Subsidiary is (a) duly incorporated or organized and validly existing in good standing under the laws of its state of incorporation or organization set forth on SCHEDULE 6.5, and (b) qualified to do business and in good standing in each jurisdiction in which the failure to so qualify or be in good standing could reasonably be expected to have a Material Adverse Effect and
(c) has all requisite power and authority to conduct its business and own its property.

         6.6 FINANCIAL STATEMENTS AND PROJECTIONS.

                  (a) The Borrower has delivered to the Agent and the Lenders the audited balance sheet and related statements of income, retained earnings, cash flows, and changes in stockholders equity for the Consolidated Members as of December 31, 2003, and for the Fiscal Year then ended, accompanied by the report thereon of the Borrower's independent certified public accountants, Grant Thornton LLP. The Borrower has also delivered to the Agent and the Lenders the unaudited balance sheet and related statements of income and cash flows for the Consolidated Members as of August 31, 2004. Such financial statements are attached hereto as EXHIBIT C. All such financial statements have been prepared in accordance with GAAP (except for the quarterly or monthly financial statements) and present accurately and fairly in all material respects the financial position of the Consolidated Members as at the dates thereof and their results of operations for the periods then ended.

                  (b) The Latest Projections when submitted to the Agent as required herein represent the Loan Party's good faith estimate of the future financial performance of the Consolidated Members for the periods set forth therein. The Latest Projections have been prepared on the basis of the assumptions set forth therein, which the Loan Parties believe are fair and reasonable in light of current and reasonably foreseeable business conditions at the time submitted to the Lenders.

         6.7 [Reserved].

         6.8 SOLVENCY.

         Each Loan Party is Solvent prior to and after giving effect to the Borrowings to be made on the Closing Date and the issuance of the Letters of Credit to be issued on the Closing Date and shall remain solvent during the term of this Agreement.

         6.9 DEBT.

         After giving effect to the making of the Revolving Loans to be made on the Closing Date, the Loan Parties have no material Debt, except (a) the Obligations, (b) Debt described on SCHEDULE 6.9., and (c) other Debt as permitted under SECTION 7.13.

         6.10 DISTRIBUTIONS.

         Since December 31, 2003, no Distribution has been declared, paid, or made upon or in respect of any Capital Stock of the Borrower.

         6.11 REAL ESTATE; LEASES.

         SCHEDULE 6.11 sets forth, as of the Closing Date, a correct and complete list of all Real Estate, all leases and subleases of real property held by each Loan Party as lessee or sublessee, and all leases and subleases of real property held by each Loan Party as lessor, or sublessor in excess of $100,000. Each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, and no default by any party to any such lease or sublease exists. Each Loan Party has good and marketable title in fee simple to the Real Estate identified on SCHEDULE 6.11 as owned by such Loan Party, or valid leasehold interests in all Real Estate designated therein as "leased" by such Loan Party and each Loan Party has good, indefeasible, and merchantable title to all of its other property reflected on the December 31, 2003 Financial Statements delivered to Agent and the Lenders, except as disposed of in the ordinary course of business since the date thereof, free of all Liens except Permitted Liens.

         6.12 PROPRIETARY RIGHTS.

         SCHEDULE 6.12 sets forth a correct and complete list of all of each Loan Party's material Proprietary Rights. None of the material Proprietary Rights is subject to any licensing agreement or similar arrangement except as set forth on SCHEDULE 6.12. To the knowledge of each Loan Party, none of the Proprietary Rights infringes on or conflicts with any other Person's property, and no other Person's property infringes on or conflicts with the Proprietary Rights. The Proprietary Rights described on SCHEDULE 6.12 constitute all of the property of such type necessary to the current and anticipated future conduct of the Loan Parties' business.

         6.13 TRADE NAMES.

         All trade names or styles under which the Loan Parties currently or currently intend to sell Inventory or create Accounts, or to which Instruments in payment of Accounts may be made payable, are listed on SCHEDULE 6.13.

         6.14 LITIGATION.

         Except as set forth on SCHEDULE 6.14, there is no pending, or to the knowledge of any Loan Party, there is not threatened, action, suit, proceeding, or counterclaim by any Person, or to the knowledge of any Loan Party, investigation by any Governmental Authority, or any basis for any of the foregoing, which could reasonably be expected to have a Material Adverse Effect.

         6.15 LABOR DISPUTES.

         Except as set forth on SCHEDULE 6.15, as of the Closing Date (a) there is no collective bargaining agreement or other labor contract covering employees of any Loan Party, (b) no such collective bargaining agreement or other labor contract is scheduled to expire during the term of this Agreement, (c) to the knowledge of any Loan Party, no union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of any Loan Party or for any similar purpose, and (d) there is no pending or, to the knowledge of any Loan Party, threatened, strike, work stoppage, material unfair labor practice claim, or other material labor dispute against or affecting any Loan Party or its employees.

         6.16 ENVIRONMENTAL LAWS.

         Except as otherwise disclosed on SCHEDULE 6.16:

                  (a) The Loan Parties have complied in all respects with all Environmental Laws except as could not reasonably be expected to have a Material Adverse Effect and no Loan Party nor any of its presently owned real property or presently conducted operations or any property now or previously in its charge, management or control (to the extent any Loan Party was the non-complying party in connection with any property previously in its charge, management or control), nor, to the knowledge of a Loan Party, its previously owned real property or prior operations, is subject to any enforcement order from or liability agreement with any Governmental Authority or private Person respecting
         (i) compliance with any Environmental Law or (ii) any potential liabilities and costs or remedial action arising from the Release or threatened Release of a Contaminant.

                  (b) Each Loan Party has obtained all permits necessary for its current operations under Environmental Laws, and all such permits are in good standing and each Loan Party is in compliance with all material terms and conditions of such permits, except where the failure to obtain or comply with such permits could not reasonably be expected to have a Material Adverse Effect.

                  (c) No Loan Party, nor, to the knowledge of a Loan Party, any of its predecessors in interest, has been or is in violation of any applicable law relating to the storage, treatment or disposal of any hazardous waste.

                  (d) No Loan Party has received any summons, complaint, order or similar written notice indicating that it is not currently in compliance with, or that any Governmental Authority is investigating its compliance with, any Environmental Laws or that it is or may be liable to any other Person as a result of a Release or threatened Release of a Contaminant.

                  (e) To the knowledge of the Loan Party, none of the present or past operations of the Loan Parties is the subject of any investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to a Release or threatened Release of a Contaminant.

                  (f) No Loan Party has filed, within the past 5 years, any notice under any requirement of Environmental Law reporting a spill or accidental and unpermitted Release or discharge of a Contaminant into the environment.

                  (g) No Loan Party has entered into any negotiations or settlement agreements with any Person (including the prior owner of its property and any Governmental Authority) imposing material obligations or liabilities on any Loan Party with respect to any remedial action in response to the Release of a Contaminant or environmentally related claim.

                  (h) None of the products manufactured, distributed or sold by a Loan Party contain asbestos containing material.

                  (i) No Environmental Lien has attached to any of the Real Estate.

         6.17 NO VIOLATION OF LAW.

         No Loan Party is in violation of any law, statute, regulation, ordinance, judgment, order, or decree applicable to it which violation could reasonably be expected to have a Material Adverse Effect.

         6.18 NO DEFAULT.

         No Loan Party is in default with respect to any note, indenture, loan agreement, mortgage, lease, deed, or other agreement to which a Loan Party is a party or by which it is bound, which default could reasonably be expected to have a Material Adverse Effect.

         6.19 ERISA COMPLIANCE.

         Except as specifically disclosed in SCHEDULE 6.19:

                  (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code, the PBA and other federal, provincial or state law, except where the lack of such compliance could not reasonably be expected to have a Material Adverse Effect. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of the Loan Parties, nothing has occurred which would cause the loss of such qualification. The Loan Parties and each ERISA Affiliate has made all required contributions to any Plan when due other than any contributions that could not reasonably be expected to have a Material Adverse Effect, and no application for a funding waiver or an extension of any amortization period has been made with respect to any Plan.

                  (b) There are no pending or, to the best knowledge of the Loan Parties, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

                  (c) Except as could not reasonably be expected to have a Material Adverse Effect: (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither the Loan Parties nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Loan Parties nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multi-employer Plan; (v) neither the Loan Parties nor any ERISA Affiliate has engaged in a transaction that could be subject to
         Section 4069 or 4212(c) of ERISA; and (vi) no Lien has arisen, choate or inchoate, in respect of a Loan Party or its property in connection with any Plan (save for contributions amounts not yet due).

         6.20 TAXES.

         Each Loan Party has filed all federal, provincial, state and other tax returns and reports required to be filed, and have paid all federal, provincial, state and other taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable unless (i) such unpaid taxes and assessments would constitute a Permitted Lien or (ii) such Taxes are being contested in good faith and there are adequate reserves for such Taxes.

         6.21 REGULATED ENTITIES.

         No Consolidated Member nor any Person controlling a Consolidated Member is an "Investment Company" within the meaning of the Investment Company Act of 1940. No Consolidated Member is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code or law, or any other federal or state statute or regulation limiting its ability to incur indebtedness.

         6.22 MARGIN REGULATIONS.

         No Consolidated Member is engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

         6.23 COPYRIGHTS, PATENTS, TRADEMARKS AND LICENSES, ETC.

         Each Loan Party owns or is licensed or otherwise has the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, licenses, rights of way, authorizations and other rights that are reasonably necessary for the operation of its businesses, without conflict with the rights of any other Person. To the knowledge of the Loan Parties, no slogan or other advertising device, product, process, method, substance, part or other material now employed by the Consolidated Members infringes upon any rights held by any other Person which could reasonably be expected to have a Material Adverse Effect. No claim or litigation regarding any of the foregoing is pending or, to the knowledge of the Borrower, threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of the Loan Parties, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

         6.24 MATERIAL AGREEMENTS.

         SCHEDULE 6.24 hereto sets forth as of the Closing Date all Material Contracts to which any Loan Party is a party or is bound as of the date hereof.

         6.25 BANK ACCOUNTS.

         SCHEDULE 6.25 contains as of the Closing Date a complete and accurate list of all bank accounts maintained by each Loan Party with any bank or other financial institution.

         6.26 GOVERNMENTAL AUTHORIZATION.

         No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, a Loan Party of this Agreement or any other Loan Document.

         6.27 INVESTMENT PROPERTY.

         (a) SCHEDULE 6.27 sets forth a correct and complete list of all material Investment Property owned by each Loan Party. Each Loan Party is the legal and beneficial owner of such Investment Property, as so reflected, free and clear of any Lien (other than Permitted Liens), and has not sold, granted any option with respect to, assigned or transferred, or otherwise disposed of any of its rights or interest therein.

         (b) To the extent any Loan Party is the owner of or becomes the issuer of any Investment Property that is Collateral (each such Person which issues any such Investment

Property being referred to herein as an "ISSUER"): (i) the Issuer's shareholders that are Loan Parties and the ownership interest of each such shareholder are as set forth on SCHEDULE 6.27, and each such shareholder is the registered owner thereof on the books of the Issuer; (ii) the Issuer acknowledges the Agent's Lien; (iii) to the extent required to perfect the Agent's Liens, such security interest, collateral assignment, lien, and pledge in favor of the Agent has been registered on the books of the Issuer for such purpose as of the date hereof, and (iv) the Issuer is not aware of any liens, restrictions, or adverse claims which exist on any such Investment Property other than the Agent's Lien.

         6.28 NO MATERIAL ADVERSE CHANGE.

         No Material Adverse Effect has occurred since December 31, 2003, except as otherwise disclosed (a) in the Borrower's filings with the Securities and Exchange Commission under the Exchange Act and (b) to Agent and Lenders in writing prior to the Closing Date.

         6.29 FULL DISCLOSURE.

         None of the representations or warranties made by the Loan Party in the Loan Documents as of the date such representations and warranties are made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of any Loan Party in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of the Loan Parties to the Lenders prior to the Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

         6.30 COMMON ENTERPRISE.

         The successful operation and condition of each of the Loan Parties is dependent on the continued successful performance of the functions of the group of Loan Parties as a whole and the successful operation of each Loan Party is dependent on the successful performance and operation of each of the other Loan Parties. Each of the Loan Parties expects to derive benefit (and its board of directors or other governing body has determined that it may reasonably be expected to derive benefit), directly and indirectly, from successful operations of each of the other Loan Parties. Each Loan Party expects to derive benefit (and the boards of directors or other governing body of each such Loan Party have determined that it may reasonably be expected to derive benefit), directly and indirectly, from the credit extended by the Lenders to the Loan Parties hereunder, both in their separate capacities and as members of a group of companies. Each Loan Party has determined that execution, delivery, and performance of this Agreement and any other Loan Documents to be executed by such Loan Party is within its corporate purpose, will be of direct and indirect benefit to such Loan Party, and is in its best interest.

         6.31 ANTI-TERRORISM LAWS.

                  (a) GENERAL. No Loan Party or any of its Affiliates is in violation of any Anti-Terrorism Law or engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

                  (b) EXECUTIVE ORDER NO. 13224.

                           (i) No Loan Party or any of its Affiliates is any of
                  the following (each a "Blocked Person"):

                                    (1) a Person that is listed in the annex to,
                  or is otherwise subject to the provisions of, Executive Order No. 13224;

                                    (2) a Person owned or controlled by, or
                  acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224;

                                    (3) a Person or entity with which any bank
                  or other financial institution is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law;

                                    (4) a Person or entity that commits,
                  threatens or conspires to commit or supports "terrorism" as defined in Executive Order No. 13224;

                                    (5) a Person or entity that is named as a
                  "specially designated national" on the most current list published by the U.S. Treasury Department Office of Foreign Asset Control at its official website or any replacement website or other replacement official publication of such list; or

                                    (6) a Person or entity who is affiliated
                  with a Person or entity listed above.

                  (c) No Loan Party or any of its Affiliates (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person or (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224.



                                    ARTICLE 7
                       AFFIRMATIVE AND NEGATIVE COVENANTS

         Each Loan Party covenants to Agent and each Lender that so long as any of the Obligations remain outstanding or this Agreement is in effect:

         7.1 TAXES AND OTHER OBLIGATIONS.

         Each Consolidated Member shall (a) file when due (after taking into account any applicable extensions) all tax returns and other reports which it is required to file; (b) pay, or provide for the payment, when due, of all taxes, fees, assessments and other governmental charges against it or upon its property, income and franchises, make all required withholding and other tax deposits, and provide to Agent and the Lenders, upon request, satisfactory evidence of its timely compliance with the foregoing; and (c) pay when due all Debt owed by it and all valid claims of materialmen, mechanics, carriers, warehousemen, landlords, processors and other like Persons, and all other indebtedness owed by it and perform and discharge in a timely manner all other obligations undertaken by it; provided, however, so long as a Loan Party has notified Agent in writing, no Consolidated Member need pay any tax, fee, assessment, or governmental charge (i) it is contesting in good faith by appropriate proceedings diligently pursued, (ii) as to which a Consolidated Member has established proper reserves as required under GAAP, and (iii) the nonpayment of which does not result in the imposition of a Lien (other than a Permitted Lien).

         7.2 LEGAL EXISTENCE AND GOOD STANDING.

         Each Consolidated Member shall maintain its legal existence and its qualification and good standing in all jurisdictions in which the failure to maintain such existence and qualification or good standing could reasonably be expected to have a Material Adverse Effect.

         7.3 COMPLIANCE WITH LAW AND AGREEMENTS; MAINTENANCE OF LICENSES.

         Each Consolidated Member shall comply in all respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act and all Environmental Laws) except where the failure to comply could not reasonably be expected to have a Material Adverse Effect. Each Consolidated Member shall obtain and maintain all licenses, permits, franchises, and governmental authorizations necessary to own its property and to conduct its business as conducted on the Closing Date. No Consolidated Member shall modify, amend or alter its certificate or articles of incorporation, or its limited liability company operating agreement or limited partnership agreement, as applicable, other than in a manner which does not adversely affect the rights of the Lenders or the Agent.

         7.4 MAINTENANCE OF PROPERTY; INSPECTION OF PROPERTY.

                  (a) Each Consolidated Member shall maintain all of its respective property necessary and useful in the conduct of its business, in good operating condition and repair in accordance with the standard of the Borrower's industry and consistent with the Borrower's or Subsidiary's past conduct, ordinary wear and tear excepted.

                  (b) Each Consolidated Member shall permit representatives and independent contractors of the Agent or a Lender (in the case of the Agent, at the expense of the Borrower not to exceed three (3) times per calendar year for field exams and appraisals of the Collateral within the United States and Canada unless an Event of Default has occurred and is continuing, and in the case of any Lender, at such Lender's expense) to visit and inspect any of its properties, to appraise the Collateral, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom and to discuss its affairs, finances and accounts with its directors, officers and independent public accountants, at such reasonable times during normal business hours and as soon as may be reasonably desired, upon reasonable advance notice to such Consolidated Member and such visits and inspections shall not interfere materially with the business of any such Consolidated Member; PROVIDED, that if the Borrower shall have maintained a Fixed Charge Coverage Ratio of more than 1.0 to 1.0 for a period of at least 30 consecutive days, for so long thereafter that Borrower maintains such Fixed Charge Coverage Ratio, the Borrower shall not be responsible for the Agent's costs of more than two (2) such appraisals during any calendar year; PROVIDED, FURTHER, that at any time an Event of Default exists, the Agent or any Lender may do any of the foregoing at the expense of the Loan Parties at any time during normal business hours and without advance notice.

         7.5 INSURANCE.

                  (a) Each Loan Party shall maintain with financially sound and reputable insurers, and in the manners as are customarily insured against by similar business owning such properties similarly situated, insurance against loss or damage by fire with extended coverage; theft, burglary, pilferage and loss in transit; public liability and third party property damage; larceny, embezzlement or other criminal liability; business interruption; public liability and third party property damage; and such other hazards or of such other types as is customary for Persons engaged in the same or similar business, as Agent, in its discretion, or acting at the direction of the Required Lenders, shall reasonably specify, in amounts, and under policies reasonably acceptable to Agent and the Required Lenders. Without limiting the foregoing, in the event that any Inventory or Equipment is located within an area that has been identified by the Director of the Federal Emergency Management Agency as a Special Flood Hazard Area ("SFHA"), the Loan Parties shall purchase and maintain flood insurance on any such Equipment and Inventory located in a SFHA.

                  (b) Each of the Loan Parties shall cause Agent, for the ratable benefit of Agent and the Lenders, to be named as secured party or mortgagee and sole loss payee or additional insured on all insurance policies covering Collateral, in a manner reasonably acceptable to Agent. Each policy of insurance shall contain a clause or endorsement requiring the insurer to give not less than thirty (30) days' prior written notice to Agent in the event of cancellation of the policy for any reason whatsoever and a clause or endorsement stating that the interest of Agent shall not be impaired or invalidated by any act or neglect of the insured Person or the owner of any premises for purposes more hazardous than are permitted by such policy. All premiums for such insurance shall be paid by the Borrower when due, and certificates of insurance and, if requested by Agent or any Lender, photocopies of the policies, shall be delivered to Agent, in each case in sufficient quantity for distribution by the Agent to each of the Lenders. If any Loan Party fails to procure such insurance or to pay the premiums therefor when due, the Agent may, and at the direction of the Required Lenders shall, do so from the proceeds of Revolving Loans.

         7.6 INSURANCE AND CONDEMNATION PROCEEDS.

         Each Loan Party shall promptly upon becoming aware, notify Agent and the Lenders of any material loss, damage, or destruction to the Collateral, whether or not covered by insurance. Agent is hereby authorized to collect all insurance and condemnation proceeds in respect of Collateral directly and to apply or remit them as follows:

                           (i) With respect to insurance and condemnation
                  proceeds relating to Collateral other than Fixed Assets, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent shall apply such proceeds, ratably, to the reduction of the Obligations in the order provided for in SECTION 3.9.

                           (ii) With respect to insurance and condemnation
                  proceeds relating to Collateral consisting of Fixed Assets, the Agent shall permit or require affected Loan Party to use such proceeds, or any part thereof, to replace, repair, restore or rebuild the relevant Fixed Assets in a diligent and expeditious manner with materials and workmanship of substantially the same quality as existed before the loss, damage or destruction so long as (1) no Default or Event of Default has occurred and is continuing, (2) the aggregate proceeds do not exceed $500,000 and (3) such Loan Party first, for such repairs using insurance and condemnation proceeds in excess of $100,000 (i) provides Agent and the Required Lenders with plans and specifications for any such repair or restoration which shall be reasonably satisfactory to Agent and the Required Lenders and (ii) demonstrates to the reasonable satisfaction of Agent and the Required Lenders that the funds available to it will be sufficient to complete such project in the manner provided therein. In all other circumstances, the Agent shall apply such insurance and condemnation proceeds, ratably, to the reduction of the Obligations in the order provided for in SECTION 3.9.

         7.7 ENVIRONMENTAL LAWS.

                  (a) Each Loan Party shall conduct, and shall cause each other Consolidated Member to conduct, its business in compliance with all Environmental Laws applicable to it, including those relating to the generation, handling, use, storage, and disposal of any Contaminant, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

         Each Loan Party shall take, and shall cause each other Consolidated Member to take, prompt and appropriate action to respond to any non-compliance with Environmental Laws and shall regularly report to the Agent on such response.

                  (b) Without limiting the generality of the foregoing, each Loan Party shall submit to the Agent and the Lenders annually, commencing on the first Anniversary Date, and on each Anniversary Date thereafter, an update of the status of each material environmental compliance or liability issue, if any, concerning any Consolidated Member or any of their respective properties or operations (whether past or present). Agent or any Lender may request, in which case the Loan Parties will promptly furnish or cause to be furnished to Agent, copies of technical reports prepared by the Borrower and its communications with any Governmental Authority to determine whether the Borrower or any of its Subsidiaries is proceeding reasonably to correct, cure or contest in good faith any such alleged non-compliance or environmental liability. Where a material non-compliance or alleged non-compliance by a Governmental Authority with Environmental Laws has occurred, the Loan Parties shall, at Agent's or the Required Lenders' request and at the Loan Parties' expense, (i) retain an independent environmental engineer acceptable to Agent to evaluate the site, including tests if appropriate, and prepare and deliver to Agent, in sufficient quantity for distribution by Agent to the Lenders, a report setting forth the results of such evaluation, a proposed plan for responding to any environmental problems described therein, and an estimate of the costs thereof, and (ii) provide to Agent and the Lenders a supplemental report of such engineer whenever the scope of the environmental problems, or the response thereto or the estimated costs thereof, shall increase in any material respect.

                  (c) The Agent and its representatives will have the right at any reasonable time (accompanied by a representative of the Borrower) to enter and visit the Real Estate and any other place where any property of any Consolidated Member is located for the purposes of observing the Real Estate, taking and removing soil or groundwater samples, and conducting tests on any part of the Real Estate. The Agent is under no duty, however, to visit or observe the Real Estate or to conduct tests, and any such acts by the Agent will be solely for the purposes of protecting the Agent's Liens and preserving the Agent and the Lenders' rights under the Loan Documents. No site visit, observation or testing by the Agent and the Lenders will result in a waiver of any Default or Event of Default or impose any liability on the Agent or the Lenders. In no event will any site visit, observation or testing by the Agent be a representation that hazardous substances are or are not present in, on or under the Real Estate, or that there has been or will be compliance with any Environmental Law. No Consolidated Member nor any other party is entitled to rely on any site visit, observation or testing by the Agent. The Agent and the Lenders owe no duty of care to protect the Consolidated Members or any other party against, or to inform any Consolidated Member or any other party of, any hazardous substances or any other adverse condition affecting the Real Estate. The Agent may in its discretion disclose to a Consolidated Member or to any other party if so required by law any report or findings made as a result of, or in connection with, any site visit, observation or testing by the Agent. The Loan Parties understand and agree that the Agent makes no warranty or representation to the Consolidated Members or any other party regarding the truth, accuracy or completeness of any such report or findings that may be disclosed. The Loan Parties also understands that depending on the results of any site visit, observation or testing by the Agent and disclosed to any Consolidated Member, a Consolidated Member may have a legal obligation to notify one or more environmental agencies of the results, that such reporting requirements are site-specific, and are to be evaluated by the Consolidated Members without advice or assistance from the Agent. In each instance, the Agent will give the Borrower reasonable notice before entering the Real Estate or any other place the Agent is permitted to enter under this
         SECTION 7.7(C). The Agent will make reasonable efforts to avoid interfering with any Consolidated Member's use of the Real Estate or any other property in exercising any rights provided hereunder.

         7.8 COMPLIANCE WITH ERISA.

         Except as could not reasonably be expected to have a Material Adverse Effect, the Loan Party shall, and shall cause each of its ERISA Affiliates to:
(a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code, the PBA and other federal, provincial or state law; (b) cause each Plan which is qualified under Section 401 (a) of the Code to maintain such qualification; (c) make all required contributions to any Plan subject to Section 412 of the Code; (d) not engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan; (e) not engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA and (f) not permit any Lien, choate or inchoate, to arise or exist in connection with any Plan (save for contribution amounts not yet due).

         7.9 MERGERS, CONSOLIDATIONS AND SALES.

         No Loan Party shall enter into any transaction of merger, reorganization, or consolidation, or transfer, sell, assign, lease as lessor, or otherwise dispose of all or any part of its property, or wind up, liquidate or dissolve, or agree to do any of the foregoing, except (a) for sales of Inventory in the ordinary course of its business; (b) dispositions of Equipment which (i) is replaced with Equipment of like kind, function and value, provided the replacement Equipment shall be acquired prior to or substantially contemporaneously with any disposition of the Equipment that is to be replaced, and the replacement Equipment shall be free and clear of Liens other than Permitted Liens or (ii) are in the ordinary course of its business that is obsolete or no longer useable by the Borrower in its business with an orderly liquidation value not to exceed $500,000 in any Fiscal Year; (c) dispositions of accounts receivable pursuant to any Approved Receivables Program, including a Factoring Agreement; or (d) the Permitted Mexico Facility Disposition; PROVIDED, that (i) any Guarantor may merge or transfer all or any part of its assets into or consolidate with a Loan Party, in each case, provided the requirements of the Security Agreement are complied with as of the effective date of the consummation of such merger, (ii) any Guarantor may merge into another Person that is not a Subsidiary prior to such merger whereby such other Person is the surviving corporation provided the requirements of the Security Agreement and Section 7.24 hereof are complied with and such other Person becomes a Subsidiary as of the effective date of the consummation of such merger and that such merger would be a Permitted Acquisition but for the Subsidiary not being the surviving corporation, and (iii) the Loan Parties may make a Permitted Acquisition. Notwithstanding the foregoing or any other provision of this Agreement, as long as no Default or Event of Default exists or would result therefrom and provided the Borrower gives the Agent and the Lenders prior written notice: (x) a Loan Party, other than the Borrower, may wind-up, dissolve, or liquidate if (i) its property is transferred to the Borrower or another Loan Party and (ii) the Person acquiring such property complies with its obligations under SECTION 3.4 and SECTION 7.31 simultaneously with such acquisition; and (y) a Loan Party, other than the Borrower, may merge or consolidate with the Borrower or another Loan Party (provided the Borrower or such other Loan Party is the survivor of any such merger or consolidation to which it is a party).

         7.10 DISTRIBUTIONS; CAPITAL CHANGE; RESTRICTED INVESTMENTS.

         No Loan Party shall (i) directly or indirectly declare or make, or incur any liability to make, any Distribution, except Distributions by a Loan Party to another Loan Party, (ii) make any change in its capital structure which could have a Material Adverse Effect or (iii) make any Restricted Investment.

         7.11 RESERVED.

         7.12 THIRD PARTY GUARANTIES.

         No Loan Party shall make, issue, or become liable on any Guaranty, except (a) Guaranties of the Obligations in favor of the Agent, or (b) unsecured Guaranties of Debt incurred by a Foreign Subsidiary in an aggregate principal amount at any time outstanding not to exceed $40,000,000.

         7.13 DEBT.

         No Loan Party shall incur or maintain any Debt, other than: (a) the Obligations; (b) Debt described on SCHEDULE 6.9; (c) Capital Leases of Equipment and purchase money secured Debt incurred to purchase Equipment provided that (i) Liens securing the same attach only to the Equipment acquired by the incurrence of such Debt, and (ii) the aggregate amount of such Debt (including Capital Leases) outstanding does not exceed $5,000,000 at any time; (d) Debt consisting of intercompany loans and advances made between the Loan Parties to the extent consistent with SECTION 7.29; (e) Debt evidencing a refunding, renewal or extension of the Debt described on Schedule 6.9; provided that (i) the principal amount thereof is not increased, (ii) the Liens, if any, securing such refunded, renewed or extended Debt do not attach to any assets in addition to those assets, if any, securing the Debt to be refunded, renewed or extended,

(iii) no Person that is not an obligor or guarantor of such Debt as of the Closing Date shall become an obligor or guarantor thereof, and (iv) the terms of such refunding, renewal or extension are not materially less favorable to such Consolidated Member, the Agent or the Lenders than the original Debt; (f) Debt in respect of Hedge Agreements entered into for non-speculative purposes related to hedging interest rates, currency values and commodities in connection with the Core Business; (g) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; (h) Debt arising by reason of Guaranties by a Loan Party permitted under SECTION 7.12(B);
(i) Approved Receivables Programs to the extent approved by the Required Lenders; and (j) other unsecured Debt in an aggregate principal amount at any time outstanding not to exceed $1,000,000.

         7.14 PREPAYMENT.

         No Loan Party shall prepay voluntarily any Debt, except (a) the Obligations in accordance with the terms of this Agreement, (b) in connection with the Refinancing, or (c) a Permitted Senior Subordinated Debt Prepayments.

         7.15 TRANSACTIONS WITH AFFILIATES.

         Except as permitted under SECTION 7.9, SECTION 7.10, SECTION 7.12 or
SECTION 7.13 and except as set forth below, no Loan Party shall sell, transfer, distribute, or pay any money or property, including, but not limited to, any fees or expenses of any nature (including, but not limited to, any fees or expenses for management services) to any Affiliate that is not a Loan Party except for Permitted Officer Severance Payments, or lend or advance money or property to any Affiliate that is not a Loan Party, or invest in (by capital contribution or otherwise) or purchase or repurchase any Capital Stock or indebtedness, or any property, of any Affiliate that is not a Loan Party, or become liable on any Guaranty of the indebtedness, dividends, or other obligations of any Affiliate that is not a Loan Party. Notwithstanding the foregoing, if no Default or Event of Default is in existence or would result therefrom, any Consolidated Member may engage in transactions with an Affiliate in the ordinary course of such Consolidated Member's business consistent with past practices and upon terms no less favorable to such Consolidated Member than would be obtained in a comparable arm's-length transaction with a third party who is not an Affiliate.

         7.16 [RESERVED]


         7.17 [RESERVED]


         7.18 LOAN PARTY GUARANTIES.

         Each Loan Party other than the Borrower shall guarantee payment and performance of the Obligations pursuant to a Guaranty Agreement (including, without limitation, the Applica Canada Guaranty) in form and substance satisfactory to the Agent, duly executed by each such Loan Party.

         7.19 [RESERVED].

         7.20 INVESTMENT BANKING AND FINDER'S FEES.

         No Consolidated Member shall pay or agree to pay, or reimburse any other party with respect to, any investment banking or similar or related fee, underwriter's fee, finder's fee, or broker's fee to any Person in connection with this Agreement. The Loan Parties shall defend and indemnify the Agent and the Lenders and their affiliates against and hold them harmless from all claims of any Person that a Consolidated Member is obligated to pay for any such fees, and all costs and expenses (including attorneys' fees) incurred by the Agent and/or any Lender and their affiliates in connection therewith.

         7.21 BUSINESS CONDUCTED.

         The Consolidated Members shall not and shall not permit any of its Subsidiaries to, engage directly or indirectly, in any line of business other than the Core Business or those businesses that reasonably and rationally develop from such Core Business from time to time.

         7.22 LIENS.

         No Loan Party shall create, incur, assume, or permit to exist any Lien on any property now owned or hereafter acquired by any of them, except (a) Permitted Liens, and (b) Liens securing Capital Leases and purchase money Debt permitted in SECTION 7.13.

         7.23 SALE AND LEASEBACK TRANSACTIONS.

         No Loan Party shall, directly or indirectly, enter into any arrangement with any Person providing for a Loan Party to lease or rent property that a Loan Party has sold or will sell or otherwise transfer to such Person, except with respect to the Permitted Mexico Facility Disposition.

         7.24 NEW SUBSIDIARIES.

         The Loan Parties shall not, directly or indirectly, organize, create, acquire, or permit to exist any Subsidiary except as permitted by this SECTION
7.24. The Loan Parties shall (a) in the event of the acquisition or creation of any Subsidiary (a "New Subsidiary") cause to be delivered to Agent for the benefit of the Lenders a Pledge Agreement with respect to the Capital Stock of such New Subsidiary substantially in the form of the Pledge Agreement executed and delivered to Agent on the Closing Date within thirty (30) Business Days of the acquisition or creation of a Subsidiary; provided, however, that if such New Subsidiary is a Foreign Subsidiary, such pledge of Capital Stock shall be limited to 65% of the outstanding voting stock of such New Subsidiary and shall only be required if it is a Direct Foreign Subsidiary; (b) in the event of the acquisition or creation of any Domestic Subsidiary, cause to be delivered to the Agent for the benefit of the Lenders each of the following, in each case to be duly executed and delivered by such Subsidiary within thirty (30) Business Days of the acquisition or creation of such Subsidiary: (i) a Subsidiary Guaranty;
(ii) a security agreement in substantially the form of the

Security Agreement; (iii) if such Subsidiary has any material leased locations, a Collateral Access Agreement with respect thereto; and (iv) if such Subsidiary owns any real property, a Mortgage executed by such Subsidiary in form and substance acceptable to the Agent; and (c) in the event of the acquisition or creation of any Subsidiary subject to the provisions of clauses (a) or (b) above, cause to be delivered to Agent for the benefit of the Lenders each of the following within the time periods indicated therein: (i) an opinion of counsel to such Subsidiary dated as of the date of the delivery of the other documents required to be delivered pursuant to this SECTION 7.24 and addressed to Agent and the Lenders, in form and substance identical to the opinion of counsel delivered pursuant to SECTION 8.1(A)(XVIII) hereof on the Closing Date with respect to any Guarantor; and (ii) current certified copies of the Organizational Documents and Operating Documents of such Subsidiary, minutes of duly called and conducted meetings (or duly effected consent actions) of the Board of Directors, or appropriate committees thereof (and, if required by such Organizational Documents or Operating Documents or by applicable laws, of the shareholders), of such Subsidiary authorizing it to enter into the agreements required under this SECTION 7.24 and evidence satisfactory to Agent (confirmation of the receipt of which will be provided by Agent to the Lenders) that such Subsidiary is Solvent as of such date after giving effect to such Guaranty, Security Agreement and Pledge Agreement.

         7.25 FISCAL YEAR.

         The Borrower shall not change and shall not permit the Loan Parties to change its Fiscal Year.

         7.26 SENIOR SUBORDINATED DEBT.

         On or before April 30, 2008, the Borrower shall have retired, defeased, refinanced (on terms reasonably acceptable to the Required Lenders) the Senior Subordinated Debt or extended the maturity date of the Senior Subordinated Debt beyond the Stated Termination Date.

         7.27 MINIMUM FIXED CHARGE COVERAGE RATIO.

         On each Measurement Date, the Borrower shall maintain a Fixed Charge Coverage Ratio of not less than 1.0 to 1.0 as of the end of each month, calculated as of the last day of each month for the period of twelve months then ending. Once activated, the Fixed Charge Coverage Ratio requirement of this
Section 7.27 shall remain in effect until such time as (a) Borrower has maintained the required Average Monthly Excess Availability for 2 consecutive calendar months and (b) no Default or Event of Default then exists.

         7.28 USE OF PROCEEDS.

         The Loan proceeds shall be used by the Borrower solely for one or more of the following purposes: (i) to satisfy in full and terminate any and all obligations of the Borrower and its respective Subsidiaries under the Original Credit Agreement (the "Refinancing"), (ii) to satisfy reimbursement Debt in respect of Letters of Credit and (iii) to finance the ongoing working capital and other general corporate purposes of the Borrower, Applica Consumer Products to the extent of the Applica Consumer Products Formula Amount at any date, and Applica Canada to the extent of the Applica Canada Formula Amount at any date. The financing of the ongoing working capital and other general corporate purposes of Loan Parties other than the Borrower, Applica Consumer Products and Applica Canada shall be provided solely by Applica Consumer Products to the extent expressly permitted under the terms of this Agreement. In no event shall any portion of the Loan proceeds be used by a Loan Party or any Subsidiary, directly or indirectly, to purchase or carry Margin Stock, to repay or otherwise refinance indebtedness of a Loan Party or others incurred to purchase or carry Margin Stock, to extend credit for the purpose of purchasing or carrying any Margin Stock, or to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act, other than a Permitted Acquisition.

         7.29 CHANGES TO SENIOR SUBORDINATED DEBT OFFERING DOCUMENTS.

         The Loan Parties shall not modify or amend the terms of the Senior Subordinated Debt Offering Documents if the effect of such amendment is to: (a) increase the maximum principal amount of the Debt thereunder or the interest rate payable in respect thereof; (b) change the dates upon which payments of principal or interest are due under the Senior Subordinated Debt Offering Documents; (c) modify any event of default or add any covenant with respect to such Debt; (d) modify the payment, redemption or prepayment provisions of such Debt; (e) modify the subordination provisions under the Senior Subordinated Debt Offering Documents; or (f) modify any other term of the Senior Subordinated Debt Offering Documents if such modification would materially increase the obligations of any obligor thereunder or confer additional material rights to the holder of such Debt in a manner adverse to the Loan Parties, the Borrower, or any of the other Consolidated Members, Agent or any Lender.

         7.30 ANTI-TERRORISM LAWS.

         No Loan Party shall conduct any business or engage in any transaction or dealing with any Blocked Person (as defined in SECTION 6.31(B)), including the making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person; deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224; or engage in or conspire to engage in any transaction with the intent to evade, avoid or violate, any of the prohibitions set forth in Executive Order No. 13224 or the USA Patriot Act. Loan Parties shall deliver to Agent and Lenders any certification or other evidence reasonably requested from time to time by Agent or any Lender confirming Loan Parties' compliance with this SECTION 7.30.

         7.31 INTERCOMPANY SECURITY INTEREST.

         At any time that Applica Consumer Products shall have a Tangible Net Worth of less than $250,000,000, upon Agent's request the Loan Parties shall enter into security agreements pursuant to which each Loan Party other than the Borrower shall grant to the Borrower a security interest in the Collateral to secure all Intercompany Accounts owing by them from time to time to the Borrower and the Borrower shall collaterally assign such security interest to the Agent for the benefit of the Lenders as additional security for the Obligations.

         7.32 APPLICA CANADA BLOCKED ACCOUNT.


         For so long as (i) no Event of Default has occurred and is continuing and (ii) Availability is not less than $10,000,000, Applica Canada may retain all cash balances contained in the Applica Canada Blocked Account. After the occurrence of an Event of Default or at any time on or after the date on which Availability is less than $10,000,000, Applica Canada shall not be entitled to retain any such balances and the Agent shall have the sole and exclusive right to withdraw funds from time to time in the Applica Canada Blocked Account and all amounts so collected by the Agent shall be applied to the Payment Account in accordance with Section 3.7.

         7.33 FURTHER ASSURANCES.

         The Loan Parties shall execute and deliver, or cause to be executed and delivered, to the Agent such documents and agreements, and shall take or cause to be taken such actions as the Agent may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents.

                                    ARTICLE 8
                              CONDITIONS OF LENDING


         8.1 CONDITIONS PRECEDENT TO MAKING OF LOANS ON THE CLOSING DATE.

         The obligation of the Lenders to make the initial Loans on the Closing Date, and the obligation of the Agent to cause the Letter of Credit Issuer to issue any Letter of Credit or Credit Support on the Closing Date, are subject to the following conditions precedent having been satisfied in a manner satisfactory to the Agent and each Lender, to the extent not previously satisfied in connection with the Original Credit Agreement:

                  (a) The Agent shall have received each of the following documents, all of which shall be satisfactory in form and substance to the Agent and the Lenders:

                           (i) certified copies of the certificate of
                  incorporation, certificate of the organizational document of each of the Loan Parties, with all amendments, if any, certified by the appropriate Governmental Authority (PROVIDED that upon request by any Loan Party and with the consent of the Agent, any such certified certificate of incorporation, certificate of limited partnership, or comparable organizational document for such Loan Party to the extent not provided on the Closing Date, may be provided within thirty
                  (30) days of the Closing Date, PROVIDED that an uncertified copy thereof has been delivered to the Agent together with a written statement by a Responsible Officer confirming that such copy is true, correct, and complete), and the bylaws, regulations, operating agreement, or similar governing document of each Loan Party, in each case certified by the corporate secretary, general partner, or comparable authorized representative of such Loan Party, as being true and correct and in effect on the Closing Date;

                           (ii) certificates of incumbency and specimen
                  signatures with respect to each Person authorized to execute and deliver this Agreement and the other Loan Documents on behalf of each Loan Party and each other Person executing any document, certificate, or instrument to be delivered in connection with this Agreement and the other Loan Documents and, in the case of the Borrower, to request Borrowings and the issuance of Letters of Credit or Credit Support;

                           (iii) a certificate evidencing the existence of each
                  Loan Party, and certificates evidencing the good standing of each Loan Party in the jurisdiction of its organization and in each other jurisdiction in which it is required to be qualified as a foreign business entity to transact its business as presently conducted, PROVIDED that upon request by any Loan Party and with the consent of the Agent, certificates of good standing for any Loan Party from a Governmental Authority other than the jurisdiction of its organization and chief executive office, to the extent not provided on the Closing Date, may be provided within thirty (30) days of the Closing Date;

                           (iv) this Agreement and the other Loan Documents duly
                  executed and delivered by each Loan Party that is a party thereto;

                           (v) certified copies of all action taken by each Loan
                  Party to authorize the execution, delivery, and performance of this Agreement, the other Loan

                  Documents, and with respect to the Borrower, the Borrowings and the issuance of Letters of Credit and/or Credit Support;

                           (vi) a certificate of each Loan Party signed by a
                  Responsible Officer:

                                    (A) stating that all of the representations
                           and warranties made or deemed to be made under this Agreement are true and correct as of the Closing Date, after giving effect to the Loans to be made at such time and the application of the proceeds thereof and the issuance of any Letter(s) of Credit and/or Credit Support at such time,

                                    (B) stating that no Default or Event of
                           Default exists,

                                    (C) specifying the account of the Borrower
                           which is a Designated Account, and

                                    (D) certifying as to such other factual
                           matters as may be reasonably requested by the Agent;

                           (vii) with respect to any Letter of Credit or Credit
                  Support to be issued, all documentation required by SECTION 1.4, duly executed and delivered by each Loan Party, complying with the requirements of such Section;

                           (viii) (A) UCC or PPSA financing statements and/or
                  amendments to existing UCC or PPSA financing statements with respect to all Collateral as may be requested by the Agent (and in all events in each state of incorporation of an Obligated Party), duly executed by the respective Loan Parties, to the extent any such Liens may be perfected under the UCC or PPSA and (B) with respect to any Loan Party located in, or organized under the laws of, Canada and all filings and recordations required by Requirements of Law of Canada (including without limitation under the PPSA and RDPRM), respectively, as the case may be, in all jurisdictions that the Agent may deem necessary or desirable in order to perfect the Agent's Lien in all the Collateral, including without limitation, Accounts and Deposit Accounts of such Loan Party;

                           (ix) (A) duly executed UCC-3 termination statements
                  or assignments with respect to the UCC and such other releases or instruments, in each case in form and substance satisfactory to the Agent, as in each case shall be necessary to terminate and satisfy all Liens, except Permitted Liens, on the property of the Loan Parties, to the extent the Agent's Liens therein may be perfected under the UCC and (B) releases, terminations or other instruments under the Requirements of Law of Canada (including without limitation under the PPSA and other applicable law), and such other releases or instruments, in each case in form and substance satisfactory to the Agent, in each case as shall be necessary to terminate and satisfy all Liens, except Permitted Liens, on all the Collateral, including without limitation, the Accounts and Deposit Accounts of any Loan Party;

                           (x) as may be required by the Agent in its
                  discretion, notifications of security interests, in patents, trademarks and copyrights under the Security Agreement, as applicable, with respect to any and all Proprietary Rights, if any, owned by any Loan Party which must be registered with any Governmental Authority to perfect the Agent's Liens in such Proprietary Rights, duly executed by each such Consolidated Member, as applicable;

                           (xi) each Guaranty Agreement (including the Applica
                  Canada Guarantee), duly executed and delivered by each Person required pursuant to SECTION 7.18;

                           (xii) (A) stock certificates and stock powers (duly
                  executed in blank) for all Capital Stock (to the extent certificated) owned by a Loan Party in any Loan Party, in form and substance satisfactory to the Agent and (B) as may be required by the Agent in its discretion, "control" agreements (pursuant to the UCC), each duly executed, as the Agent may request with respect to any other Investment Property listed in SCHEDULE 6.27;

                           (xiii) a Borrowing Base Certificate effective as of
                  the Business Day preceding the day such initial Loans are to be funded or any such Letter of Credit or Credit Support is to be issued;

                           (xiv) as requested by the Agent in its discretion, a
                  landlord's or mortgagee's waiver and consent agreement, in form and substance reasonably acceptable to the Agent, duly executed on behalf of each landlord or mortgagee, as the case may be, of Real Estate on which any Collateral is located PROVIDED, that the Agent may, in its discretion, establish, without duplication, a reserve in an amount equal to three (3) months rent with respect to the Collateral located on any Real Estate for which the Agent has not received an acceptable waiver and consent agreement);

                           (xv) Each Blocked Account Agreement (including each
                  Applica Canada Blocked Account Agreement) duly executed as required by the Security Agreement;

                           (xvi) the Applica Canada Security Agreement duly
                  executed and delivered by Applica Canada;

                           (xvii) (A) the Agent shall have received satisfactory
                  evidence that the Agent has a valid, exclusive (other than Permitted Liens), and perfected first priority security interest, lien, collateral assignment, and pledge as of such date in all Collateral as security for all Obligations, to the extent any such Liens may be perfected under the UCC (excluding any Liens on vehicles for which a certificate of title has been issued and Liens perfected solely by possession, but only to the extent the Agent has not requested perfection of its Liens in such vehicles or possession of such Collateral) and (B) with respect to any Loan Party located in, or organized under the laws of Canada, the Agent shall have received satisfactory evidence that the Agent has a valid, exclusive (other than Permitted Liens), and perfected first priority Lien in all personal Property of any such Loan Party, to the extent any such Liens may be perfected under the Requirements of Law of Canada including without limitation under the PPSA and other applicable law respectively, as the case may be, in each case in form and substance satisfactory to the Agent; PROVIDED FURTHER, that upon the Agent's request, the Loan Parties shall provide any additional agreement, document, instrument, certificate, or other item relating to any Collateral as may be required for perfection under any Requirement of Law;

                           (xviii) opinions of counsel for the Loan Parties,
                  each such opinion to be in a form, scope, and substance reasonably satisfactory to the Agent, the Lenders, and their respective counsel; and

                           (xix) such other documents and instruments as the
                  Agent or any Lender may reasonably request.

                  (b) After giving effect to the making of all Loans (including any Loans made to finance payment or reimbursement for fees, costs, and expenses then payable under or pursuant to this Agreement) and issuance of all Letters of Credit and Credit Support and with all of their obligations current, the Loan Parties shall have remaining Availability in an amount not less than $25,000,000 on the Closing Date.

                  (c) All representations and warranties made hereunder and in the other Loan Documents shall be true and correct as if made on the Closing Date.

                  (d) No Event of Default shall exist or would exist after giving effect to the Refinancing, the Loans to be made and the Letters of Credit and Credit Support to be issued.

                  (e) Subject to Section 13.7 hereof, the Loan Parties shall have paid all fees and expenses of Agent and the Attorney Costs incurred in connection with any of the Loan Documents and the transactions contemplated thereby to the extent invoiced.

                  (f) Agent shall have received evidence, in form, scope, and substance, reasonably satisfactory to the Agent, of all insurance coverage as required by this Agreement.

                  (g) All proceedings taken in connection with the execution of this Agreement, the other Loan Documents, and all documents and papers relating thereto shall be reasonably satisfactory in form, scope, and substance to the Agent and the Lenders.

                  (h) Without limiting the generality of the items described above, the Loan Parties and each Person guaranteeing or securing payment of the Obligations shall have delivered or caused to be delivered to the Agent (in form and substance reasonably satisfactory to the Agent), the financial statements, instruments, resolutions, documents, agreements, certificates, opinions and other items required by the Agent.

The acceptance by the Borrower of any Loans made or Letters of Credit or Credit Support issued on the Closing Date shall be deemed to be a representation and warranty made by the Loan Parties to the effect that all of the conditions precedent to the making of such Loans or issuance of such Letters of Credit or Credit Support have been satisfied, with the same effect as delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer of the Loan Parties, dated the Closing Date, to such effect. Execution and delivery to the Agent by a Lender of a counterpart of this Agreement shall be deemed confirmation by such Lender that (i) the decision of such Lender to execute and deliver to the Agent an executed counterpart of this Agreement was made by such Lender independently and without reliance on the Agent or any other Lender as to the satisfaction of any condition precedent set forth in this SECTION 8.1, and
(ii) all documents sent to such Lender for approval, consent, or satisfaction were acceptable to such Lender.

         8.2 Conditions Precedent to Each Loan.

         The obligation of the Lenders to make each Loan, including the initial Loans on the Closing Date, and the obligation of the Agent to cause the Letter of Credit Issuer to issue any Letter of Credit or Credit Support shall be subject to the further conditions precedent that on and as of the date of any such extension of credit the following statements shall be true, and the acceptance by the Borrower of any extension of credit shall be deemed to be a statement to the effect set forth in clause (a), clause (b), and clause (c) following with the same effect as the delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer of the Loan Parties, dated the date of such extension of credit, stating that:

                  (a) the representations and warranties contained in this Agreement and the other Loan Documents are correct in all material respects on and as of the date of such extension of credit as though made on and as of such date, other than any such representation or warranty which relates to a specified prior date and except to the extent the Agent and the Lenders have been notified in writing by the Loan Parties that any representation or warranty is not correct and the Required Lenders have explicitly waived in writing compliance with such representation or warranty;

                  (b) No Default or Event of Default has occurred and is continuing, or would result from such proposed Borrowing; and

                  (c) The proposed Borrowing will not cause the aggregate principal amount of all outstanding Revolving Loans PLUS the aggregate amount available for drawing under all outstanding Letters of Credit and in respect of any Credit Support, to exceed the Borrowing Base or the combined Commitments of the Lenders.

Except as provided by SECTION 11.1(A), no Borrowing or issuance of any Letter of Credit or Credit Support shall exceed the Availability, PROVIDED, HOWEVER, that the foregoing conditions precedent are not conditions to the requirement for each Lender participating in or reimbursing the Bank or the Agent for such Lenders' Pro Rata Share of any Non-Ratable Loan or Agent Advance made in accordance with the provisions of SECTION 1.2(H) and SECTION 1.2(I).

                                    ARTICLE 9
                                DEFAULT; REMEDIES

         9.1 EVENTS OF DEFAULT.

         It shall constitute an event of default ("Event of Default") if any one or more of the following shall occur for any reason:

                  (a) any failure by the Borrower to pay the principal of or interest or premium on any of the Obligations or any fee or other amount owing hereunder when due, whether upon demand or otherwise;

                  (b) any representation or warranty made or deemed made by a Loan Party in this Agreement or by a Loan Party in any of the other Loan Documents, any Financial Statement, or any certificate furnished by any Consolidated Member at any time to the Agent or any Lender shall prove to be untrue in any material respect as of the date on which made, deemed made, or furnished;

                  (c) (i) any default shall occur in the observance or performance of any of the covenants and agreements contained in SECTIONS 5.2(L), 7.2, 7.5, 7.9-7.31, or Section 11 of the Security Agreement, (ii) any default shall occur in the observance or performance of any of the covenants and agreements contained in SECTIONS 5.2 (A)-(F) OR 5.3 (A)-(J) and such default shall continue for five (5) days or more; or (iii) any default shall occur in the observance or performance of any of the other covenants or agreements contained in any other Section of this Agreement or any other Loan Document, any other Loan Documents, or any other agreement entered into at any time to which any Loan Party and the Agent or any Lender are a party (including in respect of any Bank Products) and such default shall continue for twenty (20) days or more;

                  (d) any default which has not been waived shall occur with respect to (i) Debt of the Borrower evidenced by or arising under the Senior Subordinated Debt Offering Documents or (ii) any Debt (other than the Obligations and Debt contemplated by clause (i) hereof) of any Loan Party in an outstanding principal amount which exceeds $500,000, or under any agreement or instrument under or pursuant to which any such Debt may have been issued, created, assumed, or guaranteed by any Loan Party, and such default shall continue for more than the period of grace, if any, therein specified, if the effect thereof (with or without the giving of notice or further lapse of time or both) is to accelerate, or to permit the holders of any such Debt to accelerate, the maturity of any such Debt; or any such Debt shall be declared due and payable or be required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof;

                  (e) any Loan Party shall (i) file a voluntary petition in bankruptcy or file a voluntary petition or an answer or file any proposal or notice of intent to file a proposal or otherwise commence any action or proceeding seeking reorganization, arrangement, consolidation or readjustment of its debts or which seeks to stay or has the effect of staying any creditor or for any other relief under the federal Bankruptcy Code, as amended, or under any other bankruptcy, insolvency, liquidation, winding up, corporate or similar act or law, provincial, state or federal (including without limitation, the BIA or the Companies' Creditors Arrangement Act (Canada)), now or hereafter existing, or consent to, approve of, or acquiesce in, any such petition, proposal, action or proceeding; (ii) apply for or acquiesce in the appointment of a receiver, assignee, liquidator, sequestrator, custodian, monitor, administrator, trustee or similar officer for it or for all or any part of its property; (iii) make an assignment for the benefit of creditors; or (iv) be unable generally to pay its debts as they become due;

                  (f) an involuntary petition shall be filed or an action or proceeding otherwise commenced seeking reorganization, arrangement, consolidation or readjustment of the debts of any Loan Party or for any other relief under the federal Bankruptcy Code, as amended, or under any other bankruptcy, insolvency, liquidation, winding up, corporate or similar act or law (including, without limitation, the BIA or the Companies' Creditors Arrangement Act (Canada)), provincial, state or federal, now or hereafter existing and either such petition, proposal or proceeding shall not be dismissed within forty-five (45) days after the filing or commencement thereof or an order of relief shall be entered with respect thereto;

                  (g) a receiver, assignee, liquidator, sequestrator, custodian, monitor, administrator, trustee or similar officer for any Loan Party or for all or any part of its property shall be appointed or a warrant of attachment, execution, writ of seizure or seizure and sale or similar process shall be issued against any part of the property of any Loan Party or any distress or analogous process is levied upon all or any part of any Loan Party;

                  (h) any Loan Party shall file a certificate of dissolution or like process under applicable state law or shall be liquidated, dissolved or wound-up or shall commence or have commenced against it any action or proceeding for dissolution, winding-up or liquidation, or shall take any corporate action in furtherance thereof, except as permitted under Section 7.9(x);

                  (i) all or any material part of the property of any Loan Party shall be nationalized, expropriated or condemned, seized or otherwise appropriated, or custody or control of such property or of such Loan Party shall be assumed by any Governmental Authority or any court of competent jurisdiction at the instance of any Governmental Authority or any other Person, except where contested in good faith by proper proceedings diligently pursued where a stay of enforcement is in effect;

                  (j) any Loan Document shall be terminated, revoked or declared void or invalid or unenforceable or any material Loan Document is challenged by any Loan Party or any Affiliate;

                  (k) one or more judgments, orders, decrees or arbitration awards is entered against any Loan Party involving in the aggregate liability for all Loan Party (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related or unrelated series of transactions, incidents or conditions, of $1,000,000 or more, and, whether or not covered by insurance, the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of thirty (30) days after the entry thereof;

                  (l) payment by a Loan Party under an agreement of Guaranty issued by such Loan Party with respect to any Debt of a Foreign Subsidiary or a judgment, order, decree or arbitration award is entered against a Loan Party with respect to any such agreement of Guaranty, in either case in an aggregate amount in excess of $10,000,000 during the term of this Agreement;

                  (m) any loss, theft, damage or destruction of any item or items of Collateral or other property of any Loan Party occurs which could reasonably be expected to cause a Material Adverse Effect and is not adequately covered by insurance;

                  (n) there is filed against any Loan Party any action, suit or proceeding under any federal or state racketeering statute (including the Racketeer Influenced and Corrupt Organization Act of 1970), which action, suit or proceeding (i) is not dismissed within one hundred twenty (120) days, and (ii) could reasonably be expected to result in the confiscation or forfeiture of any material portion of the Collateral;

                  (o) for any reason other than the failure of the Agent to take any action available to it to maintain perfection of the Agent's Liens, pursuant to the Loan Documents, any material Loan Document ceases to be in full force and effect or any Lien with respect to any material portion of the Collateral intended to be secured thereby ceases to be, or is not, valid, perfected and prior to all other Liens (other than Permitted Liens) or is terminated, revoked or declared void;

                  (p) (i) an ERISA Event shall occur with respect to a Pension Plan or Multi-employer Plan which has resulted or could reasonably be expected to result in liability of the Loan Parties or any ERISA Affiliate under applicable laws in an aggregate amount in excess of $500,000; (ii) the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds $500,000; (iii) the Loan Parties or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multi-employer Plan in an aggregate amount in excess of $500,000; or
         (iv) any Lien (save for contribution amounts not yet due) arises in connection with any Plan;

                  (q) (i) there occurs a Change of Control of the Borrower or
         (ii) any Loan Party or any Foreign Subsidiary ceases to be a Wholly-Owned Subsidiary;

                  (r) the Black & Decker License Agreement shall be terminated, revoked or declared void or invalid or unenforceable for any reason; or

                  (s) there occurs an event having a Material Adverse Effect.

         9.2 REMEDIES.

                  (a) If a Default or an Event of Default exists, the Agent may, in its discretion, and shall, at the direction of the Required Lenders, do one or more of the following at any time or times and in any order, without notice to or demand on the Borrower: (i) reduce the Maximum Revolver Amount, or the advance rates against Eligible Accounts and/or Eligible Inventory used in computing the Borrowing Base, or reduce one or more of the other elements used in computing the Borrowing Base;
         (ii) restrict the amount of or refuse to make Revolving Loans; and
         (iii) restrict or refuse to provide Letters of Credit or Credit Support. If an Event of Default exists, the Agent shall, at the direction of the Required Lenders, do one or more of the following, in addition to the actions described in the preceding sentence, at any time or times and in any order, without notice to or demand on the
         Borrower: (A) terminate the Commitments and this Agreement; (B) declare any or all Obligations to be immediately due and payable; PROVIDED, HOWEVER, that upon the occurrence of any Event of Default described in SECTIONS 9.1(E), 9.1(F), 9.1(G), or 9.1(H), the Commitments shall automatically and immediately expire and all Obligations shall automatically become immediately due and payable without notice or demand of any kind; (C) require the Loan Parties to cash collateralize all outstanding Letter of Credit Obligations in an amount not less than 105% of the outstanding face amount of such Letter of Credit Obligations and, if the Loan Parties fail to make such deposit promptly, the

         Lenders may (and shall upon the direction of the Required Lenders) advance such amount as a Revolving Loan (whether or not such loan would be in excess of the Borrowing Base). Any such deposit or advance shall be held by the Agent as a reserve to fund future payments on any Letter of Credit Obligations; and (D) pursue its other rights and remedies under the Loan Documents and applicable law.

                  (b) If an Event of Default has occurred and is continuing: the Agent shall have for the benefit of the Lenders, in addition to all other rights of the Agent and the Lenders, the rights and remedies of a secured party under the Loan Documents, the UCC, the PPSA, and other applicable law.

                                   ARTICLE 10
                              TERM AND TERMINATION

         10.1 TERM AND TERMINATION.

         The term of this Agreement shall end on the Stated Termination Date unless sooner terminated in accordance with the terms hereof. The Agent upon direction from the Required Lenders shall terminate this Agreement without notice upon the occurrence of an Event of Default. Upon the effective date of termination of this Agreement for any reason whatsoever, all Obligations (including all unpaid principal, accrued and unpaid interest and any early termination or prepayment fees or penalties) shall become immediately due and payable and the Loan Parties shall immediately arrange for the cancellation and return of Letters of Credit then outstanding. Notwithstanding the termination of this Agreement, until all Obligations are indefeasibly paid and performed in full in cash, the Loan Parties shall remain bound by the terms of this Agreement and shall not be relieved of any of their Obligations hereunder or under any other Loan Document, and the Agent and the Lenders shall retain all their rights and remedies hereunder (including the Agent's Liens in and all rights and remedies with respect to all then existing and after-arising Collateral).

                                   ARTICLE 11
          AMENDMENTS; WAIVERS; PARTICIPATIONS; ASSIGNMENTS; SUCCESSORS

         11.1 AMENDMENTS AND WAIVERS.

                  (a) No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Loan Parties therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by the Agent at the written request of the Required Lenders) and the Loan Parties and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED, HOWEVER, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Lenders and the Loan Parties and acknowledged by the Agent, do any of the following:



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

                           (i) increase or extend the Commitment of any Lender),
                  except as expressly provided in SECTION 1.3;

                           (ii) postpone or delay any date fixed by this
                  Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

                           (iii) reduce the principal of, or the rate of
                  interest specified herein on any Loan, or any fees or other amounts payable hereunder or under any other Loan Document;

                           (iv) change the percentage of the Commitments or of
                  the aggregate unpaid principal amount of the Loans which is required for the Lenders or any of them to take any action hereunder;

                           (v) increase any of the percentages set forth in the
                  definition of the Borrowing Base or in Section 1.2(i);

                           (vi) amend this Section or any provision of this
                  Agreement providing for consent or other action by all Lenders;

                           (vii) release any Loan Parties from their obligations
                  under this Agreement or any of the other Loan Documents, release any Guaranties of the Obligations or release Collateral other than as permitted by SECTION 12.11;

                           (viii) amend the definition of "Required Lenders;"

                           (ix) increase the Maximum Revolver Amount, the
                  Maximum Inventory Loan Amount, Letter of Credit Subfacility or the maximum permitted amount of Non-Ratable Loans;

                           (x) reduce, amend, waive or eliminate the minimum
                  Availability requirement set forth in Section 7.28; or

                           (xi) amend the definition of "Borrowing Base" (other
                  than reduce the advance rates set forth therein) or "In-Transit Inventory."

PROVIDED, HOWEVER, the Agent may, in its sole discretion and notwithstanding the limitations contained in CLAUSES (V) and (XI) above and any other terms of this Agreement, make Agent Advances in accordance with SECTION 1.2(I) and, PROVIDED FURTHER, that no amendment, waiver or consent shall, unless in writing and signed by the Agent, affect the rights or duties of the Agent under this Agreement or any other Loan Document and PROVIDED FURTHER, that SCHEDULE 1.2 hereto (Commitments) may be amended from time to time by Agent alone to reflect assignments of Commitments in accordance herewith.



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

                  (b) If, in connection with any proposed amendment, waiver or consent (a "Proposed Change") requiring the consent of all Lenders, the consent of Required Lenders is obtained, but the consent of other Lenders is not obtained (any such Lender whose consent is not obtained as described in this clause (c) being referred to as a "Non-Consenting Lender"), then, so long as the Agent is not a Non-Consenting Lender, at the Loan Parties' request, the Agent or an Eligible Assignee shall have the right (but not the obligation) with the Agent's approval, to purchase from the Non-Consenting Lenders, and the Non-Consenting Lenders agree that they shall sell, all the Non-Consenting Lenders' Commitments for an amount equal to the principal balances thereof and all accrued interest and fees (except any fees arising in connection with such purchase that would otherwise arise under Section 4.4, for which the Loan parties shall not be liable) with respect thereto through the date of sale pursuant to Assignment and Acceptance Agreement(s), without premium or discount.

         11.2 ASSIGNMENTS; PARTICIPATIONS.

                  (a) Any Lender may, with the written consent of the Agent (which consent shall not be unreasonably delayed or withheld), assign and delegate to one or more Eligible Assignees (provided that no consent of the Agent shall be required in connection with any assignment and delegation by a Lender to another Lender or an Affiliate of such Lender) (each an "ASSIGNEE") all, or any ratable part of all, of the Loans, the Commitments and the other rights and obligations of such Lender hereunder, in a minimum amount of $10,000,000 (provided that, unless an assignor Lender has assigned and delegated all of its Loans and Commitments, no such assignment and/or delegation shall be permitted unless, after giving effect thereto, such assignor Lender retains a Commitment in a minimum amount of $10,000,000; PROVIDED, HOWEVER, that the Loan Parties and the Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Loan Parties and the Agent by such Lender and the Assignee; (ii) such Lender and its Assignee shall have delivered to the Loan Parties and the Agent an Assignment and Acceptance in the form of EXHIBIT F ("ASSIGNMENT AND ACCEPTANCE") together with any note or notes subject to such assignment and (iii) except for an assignment to an Affiliate, the assignor Lender or Assignee has paid to the Agent a processing fee in the amount of $3,500.

                  (b) From and after the date that the Agent notifies the assignor Lender that it has received an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations, including, but not limited to, the obligation to participate in Letters of Credit and Credit Support have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights



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

         and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                  (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto or the attachment, perfection, or priority of any Lien granted by the Loan Parties to the Agent or any Lender in the Collateral; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Consolidated Members or any of them or the performance or observance by any Loan Party of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto; (iii) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such Assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof, together with such powers, including the discretionary rights and incidental power, as are reasonably incidental thereto; and (vi) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                  (d) Immediately upon satisfaction of the requirements of
         SECTION 11.2(A), this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender PRO TANTO.



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

                  (e) Any Lender may at any time sell to one or more commercial banks, financial institutions, or other Persons not Affiliates of a Consolidated Member (a "PARTICIPANT") participating interests in any Loans, the Commitment of that Lender and the other interests of that Lender (the "originating Lender") hereunder and under the other Loan Documents; PROVIDED, HOWEVER, that (i) the originating Lender's obligations under this Agreement shall remain unchanged, (ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Loan Parties and the Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Lender shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document except the matters set forth in SECTION 11.1(A) (I), (II) AND (III), and all amounts payable by the Loan Parties hereunder shall be determined as if such Lender had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent and subject to the same limitation as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

                  (f) Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR ss.203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

                                   ARTICLE 12
                                   THE AGENT

         12.1 APPOINTMENT AND AUTHORIZATION.

         Each Lender hereby designates and appoints Bank as its Agent under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. The Agent agrees to act as such on the express conditions contained in this Article 12. The provisions of this Article 12 are solely for the benefit of the Agent and the Lenders and the Loan Parties shall have no rights as a third party beneficiary of any of the provisions contained herein, nor shall anything contained in this Article 12 limit any rights the Loan Parties have or may have as against Agent, Bank, any Lender, any Letter of




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

Credit Issuer or any other Agent-Related Person. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Except as expressly otherwise provided in this Agreement, the Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions which the Agent is expressly entitled to take or assert under this Agreement and the other Loan Documents, including (a) the determination of the applicability of ineligibility criteria with respect to the calculation of the Borrowing Base,
(b) the making of Agent Advances pursuant to Section 1.2(i), and (c) the exercise of remedies pursuant to Section 9.2, and, with respect to any such action so taken, if exercised in good faith, Agent shall have no liability to the Lenders for any errors in judgment.

         12.2 DELEGATION OF DUTIES.

         The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects as long as such selection was made without gross negligence or willful misconduct.

         12.3 LIABILITY OF AGENT.

         None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by any Loan Party or any other Consolidated Member, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Loan Party or any other Consolidated Member or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party or any other Consolidated Member.



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

         12.4 RELIANCE BY AGENT.

         The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Loan Parties), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or all Lenders if so required by Section 11.1) and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

         12.5 NOTICE OF DEFAULT.

         The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, unless the Agent shall have received written notice from a Lender or any of the Loan Parties referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." The Agent will notify the Lenders of its receipt of any such notice. The Agent shall promptly take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with Section 9; provided, however, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.

         12.6 CREDIT DECISION.

         Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Loan Parties and their Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties or the other Consolidated Members, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Loan Parties. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems




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necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Agent, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any Loan Party or any other Consolidated Member which may come into the possession of any of the Agent-Related Persons.

         12.7 INDEMNIFICATION.

         Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Loan Parties and without limiting the obligation of the Loan Parties to do so), in accordance with their Pro Rata Shares, from and against any and all Indemnified Liabilities as such term is defined in Section 13.11; provided, however, that no Lender shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities to the extent resulting from such Person's gross negligence or willful misconduct or from the breach of any representation, warranty or covenant contained herein or in another Loan Document by such Indemnified Person. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its Pro Rata Share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Loan Parties. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

         12.8 AGENT IN INDIVIDUAL CAPACITY.

         The Bank and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Consolidated Members and their Affiliates as though the Bank were not the Agent hereunder and without notice to or consent of the Lenders. The Bank or its Affiliates may receive information regarding the Consolidated Members, their Affiliates and Account Debtors (including information that may be subject to confidentiality obligations in favor of the Consolidated Members) and acknowledge that except as required by the Loan Documents and applicable law, the Agent and the Bank shall be under no obligation to provide such information to them. With respect to its Loans, the Bank shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" include the Bank in its individual capacity.




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         12.9 SUCCESSOR AGENT.

         The Agent may resign as Agent upon at least 30 days' prior notice to the Lenders and the Borrower, such resignation to be effective upon the acceptance of a successor agent to its appointment as Agent. In the event the Bank sells all of its Commitment and Revolving Loans as part of a sale, transfer or other disposition by the Bank of substantially all of its loan portfolio, the Bank shall resign as Agent and such purchaser or transferee shall become the successor Agent hereunder. Subject to the foregoing, if the Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Lenders and the Loan Parties, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article 12 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. Notwithstanding anything herein to the contrary, the Borrower shall have the right to consult with the Agent and the Lenders in the choice of any such successor Agent so long as no Event of Default exists.

         12.10 WITHHOLDING TAX.

                  (a) If any Lender is a "foreign corporation, partnership or trust" within the meaning of the Code and such Lender claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Lender agrees with and in favor of the Agent, to deliver to the Agent:

                           (i) if such Lender claims an exemption from, or a
                  reduction of, withholding tax under a United States of America tax treaty, properly completed IRS Forms W-8BEN and W-8ECI before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

                           (ii) if such Lender claims that interest paid under
                  this Agreement is exempt from United States of America withholding tax because it is effectively connected with a United States of America trade or business of such Lender, two properly completed and executed copies of IRS Form W-8ECI before the payment of any interest is due in the first taxable year of such Lender and in each succeeding taxable year of such Lender during which interest may be paid under this Agreement, and IRS Form W-9; and

                           (iii) such other form or forms as may be required
                  under the Code or other laws of the United States of America as a condition to exemption from, or reduction of, United States of America withholding tax.

Such Lender agrees to promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.




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

                  (b) If any Lender claims exemption from, or reduction of, withholding tax under a United States of America tax treaty by providing IRS Form FW-8BEN and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations owing to such Lender, such Lender agrees to notify the Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Loan Parties to such Lender. To the extent of such percentage amount, the Agent will treat such Lender's IRS Form W-8BEN as no longer valid.

                  (c) If any Lender claiming exemption from United States of America withholding tax by filing IRS Form W-8ECI with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations owing to such Lender, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

                  (d) If any Lender is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by SUBSECTION (A) of this Section are not delivered to the Agent, then the Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

                  (e) If the IRS or any other Governmental Authority of the United States of America or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Agent. For any period with respect to which a Lender has failed to provide a Loan Parties and Agent with the appropriate form pursuant to this Section 12.10 hereof (unless such failure is due to a change in treaty, law, or regulation occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 4.1(a), 4.1(b) or 4.1(c) hereof with respect to Taxes imposed by the United States; PROVIDED, HOWEVER, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Loan Parties



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

         shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes at such Lender's expense.

         12.11 COLLATERAL MATTERS.

                  (a) The Lenders hereby irrevocably authorize the Agent, at its option and in its sole discretion, to release any Agent's Liens upon any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full of all Loans and reimbursement obligations in respect of Letters of Credit and Credit Support, and the termination of all outstanding Letters of Credit (whether or not any of such obligations are due) and all other Obligations; (ii) constituting property being sold or disposed of if the Loan Party certifies to the Agent that the sale or disposition is made in compliance with SECTION
         7.9 and SECTION 3.5 (and the Agent may rely conclusively on any such certificate, without further inquiry); (iii) constituting property in which no Loan Party owned an interest at the time the Lien was granted or at any time thereafter; or (iv) constituting property leased to an Loan Party under a lease which has expired or been terminated in a transaction permitted under this Agreement. Except as provided above, the Agent will not release any of the Agent's Liens without the prior written authorization of the Lenders; PROVIDED that the Agent may, in its discretion, release the Agent's Liens on Collateral valued in the aggregate not in excess of $1,000,000 during each Fiscal Year without the prior written authorization of the Lenders and the Agent may release the Agent's Liens on Collateral valued in the aggregate not in excess of $2,000,000 during each Fiscal Year with the prior written authorization of Required Lenders. Upon request by the Agent or the Loan Parties at any time, the Lenders will confirm in writing the Agent's authority to release any Agent's Liens upon particular types or items of Collateral pursuant to this SECTION 12.11.

                  (b) Upon receipt by the Agent of any authorization required pursuant to SECTION 12.11(A) from the Lenders of the Agent's authority to release Agent's Liens upon particular types or items of Collateral, and upon at least five (5) Business Days prior written request by the Loan Parties, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Agent's Liens upon such Collateral; PROVIDED, HOWEVER, that (i) the Agent shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any material obligation or entail any material consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Loan Parties in respect of) all interests retained by any Loan Party, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral.




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                  (c) The Agent shall have no obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by any Loan Party or is cared for, protected or insured or has been encumbered, or that the Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion given the Agent's own interest in the Collateral in its capacity as one of the Lenders and that the Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing.

         12.12 RESTRICTIONS ON ACTIONS BY LENDERS; SHARING OF PAYMENTS.

                  (a) Each of the Lenders agrees that it shall not, without the express consent of all Lenders, and that it shall, to the extent it is lawfully entitled to do so, upon the request of all Lenders, set off against the Obligations, any amounts owing by such Lender to an Loan Party or any accounts of an Loan Party now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so by the Agent, take or cause to be taken any action to enforce its rights under this Agreement or against any Loan Party, including the commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral.

                  (b) If at any time or times any Lender shall receive (i) by payment, foreclosure, setoff or otherwise, any proceeds of Collateral or any payments with respect to the Obligations of any Loan Party to such Lender arising under, or relating to, this Agreement or the other Loan Documents, except for any such proceeds or payments received by such Lender from the Agent pursuant to the terms of this Agreement, or
         (ii) payments from the Agent in excess of such Lender's ratable portion of all such distributions by the Agent, such Lender shall promptly (1) turn the same over to the Agent, in kind, and with such endorsements as may be required to negotiate the same to the Agent, or in same day funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (2) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; PROVIDED, HOWEVER, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to



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

         such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

         12.13 AGENCY FOR PERFECTION.

         Each Lender hereby appoints each other Lender as agent for the purpose of perfecting the Lenders' security interest in assets which, in accordance with
Article 9 of the UCC or the applicable provisions of the PPSA or other applicable law can be perfected only by possession. Should any Lender (other than the Agent) obtain possession of any such Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent's request therefor shall deliver such Collateral to the Agent or in accordance with the Agent's instructions.

         12.14 PAYMENTS BY AGENT TO LENDERS.

         All payments to be made by the Agent to the Lenders shall be made by bank wire transfer or internal transfer of immediately available funds to each Lender pursuant to wire transfer instructions delivered in writing to the Agent on or prior to the Closing Date (or if such Lender is an Assignee, on the applicable Assignment and Acceptance), or pursuant to such other wire transfer instructions as each party may designate for itself by written notice to the Agent. Concurrently with each such payment, the Agent shall identify whether such payment (or any portion thereof) represents principal, premium or interest on the Revolving Loans or otherwise. Unless the Agent receives notice from the Loan parties prior to the date on which any payment is due to the Lenders that the Loan Parties will not make such payment in full as and when required, the Agent may assume that the Loan Parties has made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Loan Parties have not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

         12.15 SETTLEMENT.

                  (a) (i) Each Lender's funded portion of the Revolving Loans is intended by the Lenders to be equal at all times to such Lender's Pro Rata Share of the outstanding Revolving Loans. Notwithstanding such agreement, the Agent, the Bank, and the other Lenders agree (which agreement shall not be for the benefit of or enforceable by the Loan Parties or any other Consolidated Member) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among them as to the Revolving Loans, the Non-Ratable Loans and the Agent Advances shall take place on a periodic basis in accordance with the following provisions:




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                           (ii) The Agent shall request settlement
                  ("Settlement") with the Lenders on at least a weekly basis, or on a more frequent basis at Agent's election, (A) on behalf of the Bank, with respect to each outstanding Non-Ratable Loan,
                  (B) for itself, with respect to each Agent Advance, and (C) with respect to collections received, in each case, by notifying the Lenders of such requested Settlement by telecopy, telephone or other similar form of transmission, of such requested Settlement, no later than 12:00 noon (Atlanta, Georgia time) on the date of such requested Settlement (the "Settlement Date"). Each Lender (other than the Bank, in the case of Non-Ratable Loans and the Agent in the case of Agent Advances) shall transfer the amount of such Lender's Pro Rata Share of the outstanding principal amount of the Non-Ratable Loans and Agent Advances with respect to each Settlement to the Agent, to Agent's account, not later than 2:00 p.m. (Atlanta, Georgia time), on the Settlement Date applicable thereto. Settlements may occur during the continuation of a Default or an Event of Default and whether or not the applicable conditions precedent set forth in ARTICLE 8 have then been satisfied. Such amounts made available to the Agent shall be applied against the amounts of the applicable Non-Ratable Loan or Agent Advance and, together with the portion of such Non-Ratable Loan or Agent Advance representing the Bank's Pro Rata Share thereof, shall constitute Revolving Loans of such Lenders. If any such amount is not transferred to the Agent by any Lender on the Settlement Date applicable thereto, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three (3) days from and after the Settlement Date and thereafter at the Interest Rate then applicable to the Revolving Loans (A) on behalf of the Bank, with respect to each outstanding Non-Ratable Loan, and (B) for itself, with respect to each Agent Advance.

                           (iii) Notwithstanding the foregoing, not more than
                  one (1) Business Day after demand is made by the Agent (whether before or after the occurrence of a Default or an Event of Default and regardless of whether the Agent has requested a Settlement with respect to a Non-Ratable Loan or Agent Advance), each other Lender (A) shall irrevocably and unconditionally purchase and receive from the Bank or the Agent, as applicable, without recourse or warranty, an undivided interest and participation in such Non-Ratable Loan or Agent Advance equal to such Lender's Pro Rata Share of such Non-Ratable Loan or Agent Advance and (B) if Settlement has not previously occurred with respect to such Non-Ratable Loans or Agent Advances, upon demand by Bank or Agent, as applicable, shall pay to Bank or Agent, as applicable, as the purchase price of such participation an amount equal to one-hundred percent (100%) of such Lender's Pro Rata Share of such Non-Ratable Loans or Agent Advances. If such amount is not in fact made available to the Agent by any Lender, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three (3) days from and after such demand and thereafter at the Interest Rate then applicable to Base Rate Revolving Loans.



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                           (iv) From and after the date, if any, on which any
                  Lender purchases an undivided interest and participation in any Non-Ratable Loan or Agent Advance pursuant to CLAUSE (III) above, the Agent shall promptly distribute to such Lender, such Lender's Pro Rata Share of all payments of principal and interest and all proceeds of Collateral received by the Agent in respect of such Non-Ratable Loan or Agent Advance.

                           (v) Between Settlement Dates, the Agent, to the
                  extent no Agent Advances are outstanding, may pay over to the Bank any payments received by the Agent, which in accordance with the terms of this Agreement would be applied to the reduction of the Revolving Loans, for application to the Bank's Revolving Loans including Non-Ratable Loans. If, as of any Settlement Date, collections received since the then immediately preceding Settlement Date have been applied to the Bank's Revolving Loans (other than to Non-Ratable Loans or Agent Advances in which such Lender has not yet funded its purchase of a participation pursuant to clause (iii) above), as provided for in the previous sentence, the Bank shall pay to the Agent for the accounts of the Lenders, to be applied to the outstanding Revolving Loans of such Lenders, an amount such that each Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Revolving Loans. During the period between Settlement Dates, the Bank with respect to Non-Ratable Loans, the Agent with respect to Agent Advances, and each Lender with respect to the Revolving Loans other than Non-Ratable Loans and Agent Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the actual average daily amount of funds employed by the Bank, the Agent and the other Lenders.

                  (b) LENDERS' FAILURE TO PERFORM. All Revolving Loans (other than Non-Ratable Loans and Agent Advances) shall be made by the Lenders simultaneously and in accordance with their Pro Rata Shares. It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Revolving Loans hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligation to make any Revolving Loans hereunder, (ii) no failure by any Lender to perform its obligation to make any Revolving Loans hereunder shall excuse any other Lender from its obligation to make any Revolving Loans hereunder, and (iii) the obligations of each Lender hereunder shall be several, not joint and several.

                  (c) DEFAULTING LENDERS. Unless the Agent receives notice from a Lender on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least one Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to the Agent that Lender's Pro Rata Share of a Borrowing, the Agent may assume that each Lender has made such amount available to the Agent in immediately available funds on the Funding Date. Furthermore, the Agent may, in reliance upon such




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         assumption, make available to the Loan Parties on such date a corresponding amount. If any Lender has not transferred its full Pro Rata Share to the Agent in immediately available funds and the Agent has transferred corresponding amount to the Loan Parties on the Business Day following such Funding Date that Lender shall make such amount available to the Agent, together with interest at the Federal Funds Rate for that day. A notice by the Agent submitted to any Lender with respect to amounts owing shall be conclusive, absent manifest error. If each Lender's full Pro Rata Share is transferred to the Agent as required, the amount transferred to the Agent shall constitute that Lender's Revolving Loan for all purposes of this Agreement. If that amount is not transferred to the Agent on the Business Day following the Funding Date, the Agent will notify the Loan Parties of such failure to fund and, upon demand by the Agent, the Loan Parties shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the Interest Rate applicable at the time to the Revolving Loans comprising that particular Borrowing. The failure of any Lender to make any Revolving Loan on any Funding Date (any such Lender, prior to the cure of such failure, being hereinafter referred to as a "Defaulting Lender") shall not relieve any other Lender of its obligation hereunder to make a Revolving Loan on that Funding Date. No Lender shall be responsible for any other Lender's failure to advance such other Lenders' Pro Rata Share of any Borrowing.

                  (d) RETENTION OF DEFAULTING LENDER'S PAYMENTS. The Agent shall not be obligated to transfer to a Defaulting Lender any payments made by Loan Parties to the Agent for the Defaulting Lender's benefit; nor shall a Defaulting Lender be entitled to the sharing of any payments hereunder. Amounts payable to a Defaulting Lender shall instead be paid to or retained by the Agent. In its discretion, the Agent may loan the amount of all such payments received or retained by it for the account of such Defaulting Lender. Any amounts so loaned to the Loan Parties shall bear interest at the rate applicable to Base Rate Revolving Loans and for all other purposes of this Agreement shall be treated as if they were Revolving Loans, provided, however, that for purposes of voting or consenting to matters with respect to the Loan Documents and determining Pro Rata Shares, such Defaulting Lender shall be deemed not to be a "Lender". Until a Defaulting Lender cures its failure to fund its Pro Rata Share of any Borrowing (A) such Defaulting Lender shall not be entitled to any portion of the Unused Line Fee and (B) the Unused Line Fee shall accrue in favor of the Lenders which have funded their respective Pro Rata Shares of such requested Borrowing and shall be allocated among such performing Lenders ratably based upon their relative Commitments. This Section shall remain effective with respect to such Lender until such time as the Defaulting Lender shall no longer be in default of any of its obligations under this Agreement. The terms of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, or relieve or excuse the performance by the Loan Parties of their duties and obligations hereunder.




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

                  (e) REMOVAL OF DEFAULTING LENDER. At the Borrower's request, the Agent or an Eligible Assignee reasonably acceptable to the Agent and the Borrower shall have the right (but not the obligation) to purchase from any Defaulting Lender, and each Defaulting Lender shall, upon such request, sell and assign to the Agent or such Eligible Assignee, all of the Defaulting Lender's outstanding Commitments hereunder. Such sale shall be consummated promptly after Agent has arranged for a purchase by Agent or an Eligible Assignee pursuant to an Assignment and Acceptance, and at a price equal to the outstanding principal balance of the Defaulting Lender's Loans, plus accrued interest and fees (except any fees in connection with such sale that would otherwise arise under SECTION 4.4 hereof, for which the Borrower shall not be liable), without premium or discount .

         12.16 LETTERS OF CREDIT; INTRA-LENDER ISSUES.

                  (a) NOTICE OF LETTER OF CREDIT BALANCE. On each Settlement Date the Agent shall notify each Lender of the issuance of all Letters of Credit since the prior Settlement Date and indicate the expiry dates and terms of any evergreen provisions therein.

                  (b) Participations in Letters of Credit.

                           (i) PURCHASE OF PARTICIPATIONS. Immediately upon
                  issuance of any Letter of Credit in accordance with SECTION 1.4(D), each Lender shall be deemed to have irrevocably and unconditionally purchased and received without recourse or warranty, an undivided interest and participation equal to such Lender's Pro Rata Share of the face amount of such Letter of Credit or the Credit Support provided through the Agent to the Letter of Credit Issuer, if not the Bank, in connection with the issuance of such Letter of Credit (including all obligations of the Borrower with respect thereto, and any security therefor or guaranty pertaining thereto).

                           (ii) SHARING OF REIMBURSEMENT OBLIGATION PAYMENTS.
                  Whenever the Agent receives a payment from the Loan Parties on account of reimbursement obligations in respect of a Letter of Credit or Credit Support as to which the Agent has previously received for the account of the Letter of Credit Issuer thereof payment from a Lender, the Agent shall promptly pay to such Lender such Lender's Pro Rata Share of such payment from the Borrower. Each such payment shall be made by the Agent on the next Settlement Date.

                           (iii) DOCUMENTATION. Upon the request of any Lender,
                  the Agent shall furnish to such Lender copies of any Letter of Credit, Credit Support for any Letter of Credit, reimbursement agreements executed in connection therewith, applications for any Letter of Credit, and such other documentation as may reasonably be requested by such Lender.




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

                           (iv) OBLIGATIONS IRREVOCABLE. The obligations of each
                  Lender to make payments to the Agent with respect to any Letter of Credit or with respect to their participation therein or with respect to any Credit Support for any Letter of Credit or with respect to the Revolving Loans made as a result of a drawing under a Letter of Credit and the obligations of the Loan Parties for whose account the Letter of Credit or Credit Support was issued to make payments to the Agent, for the account of the Lenders, shall be irrevocable and shall not be subject to any qualification or exception whatsoever, including any of the following circumstances:

                                    (1) any lack of validity or enforceability
of this Agreement or any of the other Loan Documents;

                                    (2) the existence of any claim, setoff,
defense or other right which any Loan Party may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), any Lender, the Agent, the issuer of such Letter of Credit, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between the Borrower or any other Person and the beneficiary named in any Letter of Credit);

                                    (3) any draft, certificate or any other
document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                                    (4) the surrender or impairment of any
security for the performance or observance of any of the terms of any of the Loan Documents;

                                    (5) the occurrence of any Default or Event
of Default; or

                                    (6) the failure of the Borrower to satisfy
the applicable conditions precedent set forth in ARTICLE 8.

                  (c) RECOVERY OR AVOIDANCE OF PAYMENTS; REFUND OF PAYMENTS IN ERROR. In the event any payment by or on behalf of the Borrower received by the Agent with respect to any Letter of Credit or Credit Support provided for any Letter of Credit and distributed by the Agent to the Lenders on account of their respective participations therein is thereafter set aside, avoided or recovered from the Agent in connection with any receivership, liquidation or bankruptcy proceeding, the Lenders shall, upon demand by the Agent, pay to the Agent their respective Pro Rata Shares of such amount set aside, avoided or recovered, together with interest at the rate required to be paid by the Agent upon the amount required to be repaid by it. Unless the Agent receives notice from the Borrower prior to the date on which any payment is due to the Lenders that the Borrower will not make such payment in full as and when required, the Agent may assume that the




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

         Borrower has made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower has not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

                  (d) INDEMNIFICATION BY LENDERS. To the extent not reimbursed by the Loan Parties and without limiting the obligations of the Loan Parties hereunder, the Lenders agree to indemnify the Letter of Credit Issuer ratably in accordance with their respective Pro Rata Shares, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees) or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Letter of Credit Issuer in any way relating to or arising out of any Letter of Credit or the transactions contemplated thereby or any action taken or omitted by the Letter of Credit Issuer under any Letter of Credit or any Loan Document in connection therewith; PROVIDED that no Lender shall be liable for any of the foregoing to the extent it arises from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse the Letter of Credit Issuer promptly upon demand for its Pro Rata Share of any costs or expenses payable by any Loan Party to the Letter of Credit Issuer, to the extent that the Letter of Credit Issuer is not promptly reimbursed for such costs and expenses by the Loan Parties. The agreement contained in this Section shall survive payment in full of all other Obligations.

         12.17 CONCERNING THE COLLATERAL AND THE RELATED LOAN DOCUMENTS.

         Each Lender authorizes and directs the Agent to enter into the other Loan Documents, for the ratable benefit and obligation of the Agent and the Lenders. Each Lender agrees that any action taken by the Agent or Required Lenders in accordance with the terms of this Agreement or the other Loan Documents, and the exercise by the Agent or the Required Lenders, as applicable, of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders. The Lenders acknowledge that the Revolving Loans, Agent Advances, Non-Ratable Loans, Hedge Agreements, Bank Products and all interest, fees and expenses hereunder constitute one Debt, secured pari passu by all of the Collateral.




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

         12.18 FIELD AUDIT AND EXAMINATION REPORTS; DISCLAIMER BY LENDERS.

         By signing this Agreement, each Lender:

                  (a) is deemed to have requested that the Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report (each a "Report" and collectively, "Reports") prepared by or on behalf of the Agent;

                  (b) expressly agrees and acknowledges that neither the Bank nor the Agent (i) makes any representation or warranty as to the accuracy of any Report, or (ii) shall be liable for any information contained in any Report;

                  (c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Agent or the Bank or other party performing any audit or examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties' books and records, as well as on representations of the Loan Parties' personnel;

                  (d) agrees to keep all Reports confidential and strictly for its internal use, and not to distribute except to its participants, or use any Report in any other manner; and

                  (e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold the Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to the Borrower, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a loan or loans of the Borrower; and (ii) to pay and protect, and indemnify, defend and hold the Agent and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses and other amounts (including Attorney Costs) incurred by the Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

         12.19 NOTICE OF BANK PRODUCTS.

         Each Lender or its Affiliates (other than the Bank) providing Bank Products to a Loan Party shall deliver to the Agent promptly following the end of each calendar month, notice setting forth the aggregate amount of all obligations of any Loan Party on account of such Bank Products (whether matured or unmatured, absolute or contingent) as of the end of such month. The obligations due with respect to Bank Products provided by any such Person who fails to timely furnish the Agent with such notice, at the option of the Agent shall not be included in the Bank Product Reserve.

         12.20 RELATION AMONG LENDERS.

         The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Agent) authorized to act for, any other Lender.




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         12.21 DOCUMENTATION AGENT. The Lender identified on the facing page or signature pages of this Agreement as the " Documentation Agent" shall not have any obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, the Lender so identified as the "Documentation Agent" shall not have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on the Lender so identified as the "Documentation Agent" in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                   ARTICLE 13
                                  MISCELLANEOUS

         13.1 NO WAIVERS; CUMULATIVE REMEDIES.

         No failure by the Agent or any Lender to exercise any right, remedy, or option under this Agreement or any present or future supplement thereto, or in any other agreement between or among the Loan Parties and the Agent and/or any Lender, or delay by the Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by the Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by the Agent or the Lenders on any occasion shall affect or diminish the Agent's and each Lender's rights thereafter to require strict performance by the Loan Parties of any provision of this Agreement. The Agent and the Lenders may proceed directly to collect the Obligations without any prior recourse to the Collateral. The Agent's and each Lender's rights under this Agreement will be cumulative and not exclusive of any other right or remedy which the Agent or any Lender may have.

         13.2 SEVERABILITY.

         The illegality or unenforceability of any provision of this Agreement or any Loan Document or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

         13.3 GOVERNING LAW; CHOICE OF FORUM; SERVICE OF PROCESS.

                  (a) THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS PROVIDED THAT PERFECTION ISSUES WITH RESPECT TO ARTICLE 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN
         ARTICLE 9 OF THE UCC) OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.





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                  (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS
         AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA LOCATED IN NEW YORK COUNTY, NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE LOAN PARTIES, THE AGENT AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE LOAN PARTIES, THE AGENT AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING: (1) THE AGENT AND THE LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE LOAN PARTIES OR THEIR PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT OR THE LENDERS DEEM NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS AND (2) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

                  (c) EACH OF THE LOAN PARTIES HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE ADDRESS SET FORTH IN SECTION 13.8 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED SEVEN (7) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS POSTAGE PREPAID. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF AGENT OR THE LENDERS TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

         13.4 WAIVER OF JURY TRIAL.

         EACH OF THE LOAN PARTIES, THE LENDERS AND THE AGENT EACH IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO

THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE LOAN PARTIES, THE LENDERS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         13.5 SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

         All of the Loan Parties' representations and warranties contained in this Agreement shall survive the execution, delivery, and acceptance thereof by the parties, notwithstanding any investigation by the Agent or the Lenders or their respective agents.

         13.6 OTHER SECURITY AND GUARANTIES.

         The Agent, may, without notice or demand and without affecting the Loan Parties' obligations hereunder, from time to time: (a) take from any Person and hold collateral (other than the Collateral) for the payment of all or any part of the Obligations and exchange, enforce or release such collateral or any part thereof; and (b) accept and hold any endorsement or guaranty of payment of all or any part of the Obligations and release or substitute any such endorser or guarantor, or any Person who has given any Lien in any other collateral as security for the payment of all or any part of the Obligations, or any other Person in any way obligated to pay all or any part of the Obligations.

         13.7 FEES AND EXPENSES.

         Each Loan Party agrees to pay to the Agent, for its benefit, on demand, all costs and expenses that Agent pays or incurs in connection with the negotiation, preparation, syndication, consummation, administration, enforcement, and termination of this Agreement or any of the other Loan Documents, including: (a) Attorney Costs incurred by the Agent in connection with the negotiation, preparation, syndication and consummation of this Agreement or any of the other Loan Documents; (b) costs and expenses (including attorneys' and paralegals' fees and disbursements) for any amendment, supplement, waiver, consent, or subsequent closing in connection with the Loan Documents and the transactions contemplated thereby; (c) costs and expenses of lien and title searches; (d) taxes, fees and other charges for filing financing statements and continuations, and other actions to perfect, protect, and continue the Agent's

Liens (including costs and expenses paid or incurred by the Agent in connection with the consummation of Agreement); (e) sums paid or incurred to pay any amount or take any action required of any Loan Party under the Loan Documents that such Loan Party fails to pay or take; (f) costs of appraisals, inspections, and verifications of the Collateral, including reasonable travel, lodging, and meals for inspections of the Collateral and the Loan Parties' operations by the Agent plus the Agent's then customary charge for field examinations and audits and the preparation of reports thereof (such charge is currently $850 per day (or portion thereof) for each Person retained or employed by the Agent with respect to each field examination or audit); provided, however, that unless an Event of Default shall exist and be continuing, the Borrower shall not be obligated to the Agent for any expenses set forth in this clause (f) for travel and visits to Consolidated Members' facilities located in The People's Republic of China or Mexico; and (g) without duplication, costs and expenses of forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining Payment Accounts and lock boxes, and costs and expenses of preserving and protecting the Collateral. In addition, each Loan Party agrees to pay costs and expenses incurred by the Agent (including Attorneys' Costs) to the Agent, for its benefit, on demand, and to the other Lenders for their benefit, on demand, and all reasonable fees, expenses and disbursements incurred by such other Lenders, including reasonable attorneys' fees and disbursements, in each case, paid or incurred to obtain payment of the Obligations, enforce the Agent's Liens, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents, or to defend any claims made or threatened against the Agent or any Lender arising out of the transactions contemplated hereby (including preparations for and consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by the Loan Parties. All of the foregoing costs and expenses shall be charged to the Loan Account as Revolving Loans as described in Section 3.7.

         13.8 NOTICES.

         Except as otherwise provided herein, all notices, demands and requests that any party is required or elects to give to any other shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, but not limited to, delivery by overnight mail and courier service,
(b) four (4) days after it shall have been mailed by United States mail, first class, certified or registered, with postage prepaid, or (c) in the case of notice by such a telecommunications device, when properly transmitted, in each case addressed to the party to be notified as follows:

                  If to the Agent or to the Bank:

                           Bank of America, N.A.
                           600 Peachtree Street, 5th Floor
                           Atlanta, Georgia 30308
                           Attention: Business Credit-Account Executive
                           Telecopy No.:  404.607.6059


                  If to a Loan Party:

                           Applica Incorporated
                           3633 Flamingo Road
                           Miramar, Florida 33027
                           Attention: Treasurer
                           Telecopy No.:  (954) 883-1694
                           Emil: adam.kaplan@applicamail.com


or to such other address as each party may designate for itself by like notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall not adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

         13.9 WAIVER OF NOTICES.

         Unless otherwise expressly provided herein, the Loan Parties waive presentment, and notice of demand or dishonor and protest as to any instrument, notice of intent to accelerate the Obligations and notice of acceleration of the Obligations, as well as any and all other notices to which they might otherwise be entitled. No notice to or demand on a Loan Party which the Agent or any Lender may elect to give shall entitle the Loan Parties to any or further notice or demand in the same, similar or other circumstances.

         13.10 BINDING EFFECT.

         The provisions of this Agreement shall be binding upon and inure to the benefit of the respective representatives, successors, and assigns of the parties hereto; provided, however, that no interest herein may be assigned by any Loan Party without prior written consent of the Agent and each Lender. The rights and benefits of the Agent and the Lenders hereunder shall, if such Persons so agree, inure to any party acquiring any interest in the Obligations or any part thereof.

         13.11 INDEMNITY OF THE AGENT AND THE LENDERS BY THE BORROWER.

                  (a) Each Loan Party agrees to defend, indemnify and hold the Agent-Related Persons, and each Lender, its Affiliates, and each of their respective officers, directors, employees, counsel, representatives, agents and attorneys-in-fact (each, an "INDEMNIFIED PERSON") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans and the termination, resignation or replacement of the Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement, any other Loan Document, or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "INDEMNIFIED LIABILITIES"); PROVIDED, that the Loan Parties shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting solely from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations.

                  (b) Each Loan Party agrees to indemnify, defend and hold harmless the Agent and the Lenders and their Affiliates from any loss or liability directly or indirectly arising out of the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal or presence of a hazardous substance relating to a Consolidated Member's operations, business or property. This indemnity will apply whether the hazardous substance is on, under or about the Consolidated Member's property or operations or property leased to a Consolidated Member. The indemnity includes but is not limited to Attorneys Costs. The indemnity extends to the Agent and the Lenders, their parents, affiliates, subsidiaries and all of their directors, officers, employees, agents, successors, attorneys and assigns. "Hazardous substances" means any substance, material or waste that is or becomes designated or regulated as "toxic," "hazardous," "pollutant," or "contaminant" or a similar designation or regulation under any federal, state or local law (whether under common law, statute, regulation or otherwise) or judicial or administrative interpretation of such, including petroleum or natural gas. This indemnity will survive repayment of all other Obligations.

         13.12 PRIOR CREDIT AGREEMENT SUPERSEDED.

         On the Closing Date, this Agreement shall supercede the Original Credit Agreement in its entirety, except as provided in this SECTION 13.12. On the Closing Date, the rights and obligations of the parties evidenced by the Original Credit Agreement shall be evidenced by this Agreement and the other Loan Documents, the "Loans" as defined in the Original Credit Agreement shall be converted to Loans as defined herein and the Letters of Credit issued by Bank, any Lender or affiliate of a Lender for the account of a Loan Party prior to the Closing Date shall be converted into Letters of Credit under this Agreement. Without limiting the generality of the foregoing and to the extent necessary, the Lenders and the Agent reserve all of their rights under the Original Credit Agreement with respect to provisions which, by their express terms, survive the termination of the Original Credit Agreement, and each of the Guarantors hereby obligates itself again in respect of all present and future Obligations under, INTER ALIA, the Original Credit Agreement, as amended and restated by this Credit Agreement. All interest and fees and expenses, if any, owing or accruing under or in respect of the Original Credit Agreement through the Closing Date shall be calculated as of the Closing Date (pro rated in the case of any fractional periods), and shall be paid on the Closing Date.

         13.13 FINAL AGREEMENT.

         This Agreement, together with the other Loan Documents, are intended by the Loan Parties, the Agent and the Lenders to be the final, complete, and exclusive expression of the agreement between them. This Agreement and the other Loan Documents supersede any and all prior oral or written agreements relating to the subject matter hereof, except for the Fee Letter. Nothing contained herein shall be deemed to be or operate as a novation or an accord and satisfaction of any of the Obligations. No modification, rescission, waiver, release, or amendment of any provision of this Agreement or any other Loan Document shall be made, except by a written agreement signed by the Loan Parties and a duly authorized officer of each of the Agent and the requisite Lenders.

         13.14 COUNTERPARTS.

         This Agreement may be executed in any number of counterparts, including facsimile copies thereof, and by the Agent, each Lender and the Loan Parties in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

         13.15 CAPTIONS.

         The captions contained in this Agreement are for convenience of reference only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.

         13.16 RIGHT OF SETOFF.

         In addition to any rights and remedies of the Lenders provided by law, if an Event of Default exists or the Loans have been accelerated, each Lender is authorized (subject to the terms of Section 12.12(b)) at any time and from time to time, without prior notice to the Loan Parties, any such notice being waived by the Loan Parties to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender or any Affiliate of such Lender to or for the credit or the account of the Loan Parties against any and all Obligations owing to such Lender or its Affiliates, now or hereafter existing, irrespective of whether or not the Agent or such Lender shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Loan Parties and the Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. NOTWITHSTANDING THE FOREGOING, NO LENDER SHALL EXERCISE ANY RIGHT OF SET-OFF, BANKER'S LIEN, OR THE LIKE AGAINST ANY DEPOSIT ACCOUNT OR PROPERTY OF A LOAN PARTY HELD OR MAINTAINED BY SUCH LENDER WITHOUT THE PRIOR WRITTEN UNANIMOUS CONSENT OF THE LENDERS.

         13.17 CONFIDENTIALITY.

         The Agent and each Lender (each, a "Lending Party") agrees to keep Confidential any information furnished or made available to it by the Borrower, any Guarantor or any of their Affiliates (each, a "Disclosing Party") that is marked as confidential or, with respect to verbal information, explicitly identified as confidential when furnished ("Confidential Information").

                  (a) For purposes of this Agreement, the term "Confidential Information" shall not include information that (i) is in the Lending Party's possession prior to it being provided by or on behalf of the Disclosing Party, provided that such information is not known by the Lending Party to be subject to another confidentiality agreement with, or other legal or contractual obligation of confidentiality to, a Disclosing Party (ii) is or becomes publicly available (other than through a breach of this Agreement by any Lending Party), or (iii) becomes available to the Lending Party on a non-confidential basis, provided that the source of such information was not known by the Lending Party to be bound by a confidentiality agreement or other legal or contractual obligation of confidentiality with respect to such information.

                  (b) Notwithstanding the foregoing, a Lending Party may disclose Confidential Information to: (i) any governmental agency or regulatory body having or reasonably claiming to have authority to regulate or oversee any aspect of the Lending Party's business in connection with the exercise of such authority or claimed authority;
         (ii) the extent necessary or appropriate to effect or preserve the Lending Party's security (if any) hereunder or to enforce any right or remedy provided pursuant to this Agreement or in connection with any claims asserted by or against the Lending Party or the Borrower or any other person or entity involved herewith; (iii) its directors, officers, employees, attorneys, accountants, and auditors (collectively, the "Representatives") whom it reasonably determines need to know such information; and the Lending Party agrees inform the Representatives to whom it discloses Confidential Information of the confidential nature of the Confidential Information; (iv) pursuant to subpoena or other court process; (v) when required to do so in accordance with the provisions of any applicable Requirement of Law;
         (vi) to the extent reasonably required in connection with any litigation or proceeding (including, but not limited to, any bankruptcy proceeding) to which any Lending Party or their respective Affiliates may be party; and (vii) any bank or financial institution or other entity to which the Lending Party has sold or desires to sell an interest or participation in the Commitment and the Loan Documents, provided that any such recipient of such Confidential Information agrees in writing to keep such Confidential Information confidential as specified in this Section 13.16; PROVIDED, however, in the event a Lending Party is requested or required (by interrogatory, court order, subpoena, administrative proceeding, civil investigatory demand, or any similar legal process) to disclose any of the Confidential Information, the Lending Party, in the absence of a protective order, may disclose such information without liability. The Lending Party, however, shall, to the extent permitted by law and as promptly as practicable, make reasonable efforts to notify the Disclosing Party and the Borrower prior to such disclosure by the Lending Party so that the Disclosing Party may seek at its sole expense a protective order or other appropriate remedy.

                  (c) Each Lending Party acknowledges that, under certain circumstances, the United States securities laws may prohibit a person who has received material, non-public information from an issuer from purchasing or selling securities of such issuer or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such other person is likely to purchase or sell such securities. Each Lending Party further acknowledges that certain Confidential Information could be considered material non-public information and agrees that it will not, and it will use reasonable efforts to ensure that its Representatives will not, trade in the securities of the Borrower on the basis of such information or communicate such information to any other person under circumstances in which it is reasonably foreseeable that such other person is likely to purchase or sell such securities.

                  (d) This Section 13.17 shall survive the termination of this Agreement.

         13.18 CONFLICTS WITH OTHER LOAN DOCUMENTS.

         Unless otherwise expressly provided in this Agreement (or in another Loan Document by specific reference to the applicable provision contained in this Agreement), if any provision contained in this Agreement conflicts with any provision of any other Loan Document, the provision contained in this Agreement shall govern and control.


         13.19 AGENCY OF THE BORROWER FOR EACH OTHER LOAN PARTY.

         Each of the Loan Parties other than the Borrower irrevocably appoints the Borrower as its agent for all purposes relevant to this Agreement, including the giving and receipt of notices and execution and delivery of all documents, instruments, and certificates contemplated herein (including, without limitation, execution and delivery to the Agent of Borrowing Base Certificates, Notices of Borrowing, and Notices of Continuation/Conversion) and all modifications hereto. Any agreement, acknowledgment, consent, direction, certification, or other action which might otherwise be valid or effective only if given or taken by all or any of the Loan Parties or acting singly, shall be valid and effective if given or taken only by the Borrower, whether or not any of the other Loan Parties joins therein, and the Agent and the Lenders shall have no duty or obligation to make further inquiry with respect to the authority of the Borrower under this Section 13.19, provided that nothing in this Section
13.19 shall limit the effectiveness of, or the right of the Agent and the Lenders to rely upon, any notice (including without limitation a Notice of Borrowing or a Notice of Continuation/Conversion), document, instrument, certificate, acknowledgment, consent, direction, certification, or other action delivered by the Borrower or other Loan Party pursuant to this Agreement.

         13.20 EXPRESS WAIVERS BY LOAN PARTIES IN RESPECT OF CROSS GUARANTIES AND CROSS COLLATERALIZATION.

         Each Loan Party agrees as follows:

                  (a) Each Loan Party hereby waives: (i) notice of acceptance of this Agreement; (ii) notice of the making of any Loans, the issuance of any Letter of Credit or Credit Support, or any other financial accommodations made or extended under the Loan Documents or the creation or existence of any Obligations; (iii) notice of the amount of the Obligations, subject, however, to such Loan Party's right to make inquiry of the Agent to ascertain the amount of the Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of any other Obligated Party or of any other fact that might increase such Loan Party's risk with respect to such other Obligated Party under the Loan Documents; (v) notice of presentment for payment, demand, protest, and notice thereof as to any promissory notes or other instruments among the Loan Documents; and (vii) all other notices (except if such notice is specifically required to be given to such Loan Party hereunder or under any of the other Loan Documents to which such Loan Party is a party) and demands to which such Loan Party might otherwise be entitled;

                  (b) Each Loan Party hereby waives the right by statute or otherwise to require the Agent or any Lender to institute suit against any other Obligated Party or to exhaust any rights and remedies which the Agent or any Lender has or may have against any other Obligated Party. Each Loan Party further waives any defense arising by reason of any disability or other defense of any other Obligated Party (other than the defense that the Obligations shall have been fully and finally performed and indefeasibly paid) or by reason of the cessation from any cause whatsoever of the liability of any such Obligated Party in respect thereof.

                  (c) Each Loan Party hereby waives and agrees not to assert against the Agent, any Lender, or the Letter of Credit Issuer: (i) any defense (legal or equitable), setoff, counterclaim, or claim which such Loan Party may now or at any time hereafter have against any other Obligated Party; (ii) any defense, setoff, counterclaim, or claim of any kind or nature available to any other Obligated Party against the Agent, any Lender, the Bank, or the Letter of Credit Issuer, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Obligations or any security therefor; (iii) any right or defense arising by reason of any claim or defense based upon an election of remedies by the Agent, any Lender, the Bank, or the Letter of Credit Issuer under any applicable law; (iv) the benefit of any statute of limitations affecting any other Loan Party's liability hereunder;

                  (d) Each Loan Party consents and agrees that, without notice to or by such Loan Party and without affecting or impairing the obligations of such Loan Party hereunder, the Agent may (subject to any requirement for consent of any of the Lenders to the extent required by this Agreement), by action or inaction: (i) compromise, settle, extend the duration or the time for the payment of, or discharge the performance of, or may refuse to or otherwise not enforce the Loan Documents; (ii) release all or any one or more parties to any one or more of the Loan Documents or grant other indulgences to any other Obligated Party in respect thereof, (iii) amend or modify in any manner and at any time (or from time to time) any of the Loan Documents; or
         (iv) release or substitute any Person liable for payment of the Obligations, or enforce, exchange, release, or waive any security for the Obligations or any Guaranty of the Obligations;

                  Each Loan Party represents and warrants to the Agent and the Lenders that such Loan Party is currently informed of the financial condition of all other Consolidated Members and all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Each Loan Party further represents and warrants that such Loan Party has read and understands the terms and conditions of the Loan Documents. Each Loan Party agrees that neither the Agent, any Lender, the Bank, nor the Letter of Credit Issuer has any responsibility to inform any Loan Party of the financial condition of any other Obligated Party or of any other circumstances which bear upon the risk of nonpayment or nonperformance of the Obligations.

         13.21 JUDGMENT CURRENCY.

         If for the purpose of obtaining judgment in any court it is necessary to convert an amount due hereunder in the currency in which it is due (the "ORIGINAL CURRENCY") into another currency (the "Second Currency"), the rate of exchange applied shall be that at which, in accordance with normal banking procedures, the Agent or any Lender could purchase in the New York foreign exchange market, the Original Currency with the Second Currency on the date on which judgment is given, or the preceding Business Day if such date is not a Business Day. Each Loan Party agrees that its obligation in respect of any Original Currency due from it hereunder shall, notwithstanding any judgment or payment in such other currency, be discharged only to the extent that, on the Business Day following the date the Lender receives payment of any sum so adjudged to be due hereunder in the Second Currency, the Lender may, in accordance with normal banking procedures, purchase, in the New York foreign exchange market, the Original Currency with the amount of the Second Currency so paid; and if the amount of the Original Currency so purchased or could have been so purchased is less than the amount originally due in the Original Currency, each Loan Party agrees, as a separate obligation and notwithstanding any such payment or judgment, to indemnify the Agent or any Lender against such loss. The term "rate of exchange" in this Section 13.20 means the spot rate at which Agent or any Lender, in accordance with normal practices, is able on the relevant date to purchase the Original Currency with the Second Currency, and includes any premium and costs of exchange payable in connection with such purchase.

                  IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

                                   "BORROWER"


                                   APPLICA INCORPORATED, a Florida corporation

                                   By: /s/ ADAM L. KAPLAN
                                       ----------------------------------------
                                   Name:  Adam L. Kaplan
                                   Title: Treasurer


                                   "GUARANTORS"


                                   APPLICA CONSUMER PRODUCTS, INC., a
                                   Florida corporation

                                   By: /s/ ADAM L. KAPLAN
                                       ----------------------------------------
                                   Name:  Adam L. Kaplan
                                   Title: Treasurer


                                   APPLICA CANADA CORPORATION, a Nova
                                   Scotia corporation

                                   By: /s/ ADAM L. KAPLAN
                                       ----------------------------------------
                                   Name:  Adam L. Kaplan
                                   Title: Treasurer


                                   WD DELAWARE, INC., a Delaware corporation

                                   By: /s/ ADAM L. KAPLAN
                                       ----------------------------------------
                                   Name:  Adam L. Kaplan
                                   Title: Treasurer


                                   HP INTELLECTUAL CORP., a Delaware corporation

                                   By: /s/ ADAM L. KAPLAN
                                       ----------------------------------------
                                   Name:  Adam L. Kaplan
                                   Title: Treasurer



            [Signature Page to Amended and Restated Credit Agreement]

                                   WINDMERE HOLDINGS CORPORATION, a
                                   Delaware corporation

                                   By: /s/ ADAM L. KAPLAN
                                       ----------------------------------------
                                   Name:  Adam L. Kaplan
                                   Title: Treasurer


                                   HP DELAWARE, INC., a Delaware corporation

                                   By: /s/ ADAM L. KAPLAN
                                       ----------------------------------------
                                   Name:  Adam L. Kaplan
                                   Title: Treasurer


                                   HPG LLC, a Delaware limited liability company

                                   By: /s/ ADAM L. KAPLAN
                                       ----------------------------------------
                                   Name:  Adam L. Kaplan
                                   Title: Treasurer


                                   HP AMERICAS, INC., a Delaware corporation

                                   By: /s/ ADAM L. KAPLAN
                                       ----------------------------------------
                                   Name:  Adam L. Kaplan
                                   Title: Treasurer


                                   APPLICA MEXICO HOLDINGS, INC.,
                                   a Delaware corporation

                                   By: /s/ ADAM L. KAPLAN
                                       ----------------------------------------
                                   Name:  Adam L. Kaplan
                                   Title: Treasurer


                    [Signatures continued on following page]


            [Signature Page to Amended and Restated Credit Agreement]

                                  "AGENT"

                                  Bank of America, N.A., as the Agent


                                  By: /s/ DAVID M. ANDERSON
                                     ------------------------------------------
                                  Name:   David M. Anderson
                                  Title:  Senior Vice President


                                  "LEAD ARRANGER"

                                  BANC OF AMERICA SECURITIES LLC,
                                  as Lead Arranger


                                  By: /s/ JANET JARRETT
                                     ------------------------------------------
                                  Name:   Janet Jarrett
                                  Title:  Principal


                                  "DOCUMENTATION AGENT"

                                  GENERAL ELECTRIC CAPITAL CORPORATION, as
                                  Documentation Agent


                                  By: /s/ CURTIS CORREA
                                     ------------------------------------------
                                  Name:   Curtis Correa
                                  Title:  Duly Authorized Signatory



            [Signature Page to Amended and Restated Credit Agreement]

                              "LENDERS"

                              Bank of America, N.A., as a Lender

                              By:    /s/ DAVID M. ANDERSON
                                     ------------------------------------------
                                     Name:   David M. Anderson
                                     Title:  Senior Vice President





                    [Signatures continued on following page]

                                 CONGRESS FINANCIAL CORPORATION (FLORIDA), as a Lender

                                 By: /s/ LAURENCE S. FORTE
                                     ------------------------------------------
                                     Name:  Laurence S. Forte
                                     Title: Executive Vice President




                    [Signatures continued on following page]

                                  LASALLE BUSINESS CREDIT LLC, successor by merger to LaSalle Business Credit, Inc., as agent for Standard Federal Bank National Association, as a Lender

                                  By: /s/  ROGER ATTIX
                                     ------------------------------------------
                                     Name:   Roger Attix
                                     Title:  Vice President




                    [Signatures continued on following page]

                                 GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

                                 By: /s/ CURTIS CORREA
                                     ------------------------------------------
                                     Name:   Curtis Correa
                                     Title:  Duly Authorized Signatory




                    [Signatures continued on following page]

                                 HSBC BUSINESS CREDIT (USA), INC., as a Lender

                                 By: /s/  JIMMY SCHWARTZ
                                     ------------------------------------------
                                     Name:   Jimmy Schwartz
                                     Title:  Vice President




                    [Signatures continued on following page]

                                 PNC BANK, NATIONAL ASSOCIATION, as a Lender

                                 By: /s/ JAY STEIN
                                     ------------------------------------------
                                     Name:  Jay Stein
                                     Title: Vice President

                                     ANNEX A
                                       TO
                                CREDIT AGREEMENT

                                   DEFINITIONS

                  Capitalized terms used in the Loan Documents shall have the following respective meanings (unless otherwise defined therein), and all section references in the following definitions shall refer to sections of the
Agreement:

                  "ACCOUNTS" means all of the Borrower's now owned or hereafter acquired or arising accounts, as defined in the UCC, including any rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance.

                  "ACCOUNT DEBTOR" means each Person obligated in any way on or in connection with an Account, Chattel Paper or General Intangibles (including a payment intangible).

                  "ACH TRANSACTIONS" means any cash management or related services including the automatic clearing house transfer of funds by the Bank or any Lender for the account of any Consolidated Member.

                  "ACQUISITION" means the acquisition of (i) a controlling equity interest in another Person (including the purchase of an option, warrant or convertible or similar type security to acquire such a controlling interest at the time it becomes exercisable by the holder thereof), whether by purchase of such equity interest or upon exercise of an option or warrant for, or conversion of securities into, such equity interest, or (ii) assets of another Person which constitute any material part of the assets of such Person or of a line or lines of business conducted by such Person.

                  "ADJUSTED NET EARNINGS FROM OPERATIONS" means, with respect to any relevant fiscal period of the Borrower, the Consolidated Member's net income after provision for income taxes for such fiscal period, as determined in accordance with GAAP and reported on the Financial Statements for such period, excluding any and all of the following included in such net income: (a) gain or loss arising from the sale of any capital assets; (b) gain arising from any write-up in the book value of any asset; (c) earnings of any Person, substantially all the assets of which have been acquired by a Consolidated Member in any manner, to the extent realized by such other Person prior to the date of acquisition; (d) earnings of any Person in which a Consolidated Member has an ownership interest (other than a Subsidiary) unless (and only to the extent) such earnings shall actually have been received by such Consolidated Member in the form of cash distributions; (e) gains arising from any foreign currency translations or in connection with Hedge Agreements to the extent not included as a component of the Borrower's consolidated operating profit or interest expense in the Financial Statements; (f) gain arising from the acquisition of debt or equity securities of the Borrower or any other Consolidated Member or from cancellation or forgiveness of Debt; and (g) gain arising from extraordinary items, as determined in accordance with GAAP.

                  "ADMINISTRATION FEE" has the meaning specified in SECTION 2.7.

                  "AFFILIATE" means, as to any Person, including any Consolidated Member (the "subject Person"), any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, the subject Person or which owns, directly or indirectly, ten percent (10%) or more of the outstanding equity interest of the subject Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract, or otherwise.

                  "AGENT" means the Bank, solely in its capacity as administrative and collateral agent for the Lenders, and any successor administrative and collateral agent.

                  "AGENT ADVANCES" has the meaning specified in SECTION 1.2(I).

                  "AGENT-RELATED PERSONS" means Agent, the Lead Arranger, together with their respective Affiliates, and the officers, directors, employees, counsel, representatives, agents and attorneys-in-fact of Agent and such Affiliates.

                  "AGENT'S LIENS" means the Liens in the Collateral granted to the Agent, for the benefit of the Lenders and the Agent, pursuant to this Agreement and the other Loan Documents.

                  "AGGREGATE REVOLVER OUTSTANDINGS" means, at any time, the sum of (a) the unpaid balance of the Revolving Loans, (b) 100% of the aggregate undrawn face amount of all Letters of Credit and Credit Support, and (c) the aggregate amount of any unpaid reimbursement obligations in respect of Letters of Credit and Credit Support.

                  "AGREEMENT" means the Credit Agreement to which this Annex A is attached, as from time to time amended, modified or restated.

                  "AMOUNT DUE FROM FACTOR" means at any date of determination thereof, an amount equal to the credit balance due to Applica Consumer Products under the Factoring Agreement on such date as reflected on any applicable Factor Status Report delivered to the Agent, LESS, without duplication, the Factor Reserve, or, in the absence of the timely delivery to the Agent of a Factor Status Report on any date, an amount determined by Agent in its sole and reasonable discretion.

                  "ANNIVERSARY DATE" means each anniversary of the Closing Date.

                  "ANTI-TERRORISM LAWS" mean any laws relating to terrorism or money laundering, including Executive Order No. 13224 and the USA Patriot Act.

                  "APPLICA CANADA" means Applica Canada Corporation, a Nova Scotia corporation.

                  "APPLICA CANADA BLOCKED ACCOUNT AGREEMENT" means the Blocked Account Agreements entered into between Applica Canada and Scotia Bank, as amended.

                  "APPLICA CANADA FORMULA AMOUNT" means, at any date of determination, that portion of the Borrowing Base comprised of Eligible Accounts and Eligible Inventory owned by Applica Canada.

                  "APPLICA CANADA GUARANTY" means an agreement of Guaranty executed by Applica Canada pursuant to which Applica Canada guarantees the Obligations or any portion thereof.

                  "APPLICA CANADA SECURITY AGREEMENT" means the General Security Agreement, dated on or about the Original Closing Date, executed and delivered by Applica Canada in favor of Agent for the benefit of itself and the Lenders, as at any time amended.

                  "APPLICA CANADA SUBLIMIT" means, as of any date of determination, the lesser of (a) $54,000,000 or (b) 30% of the Borrowing Base on any date of determination thereof.

                  "APPLICA CONSUMER PRODUCTS" means Applica Consumer Products, Inc., a FLORIDA corporation, and its successors and assigns.

                  "APPLICA CONSUMER PRODUCTS FORMULA AMOUNT" means, at any date of determination, that portion of the Borrowing Base comprised of Eligible Accounts and Eligible Inventory owned by Applica Consumer Products.

                  "APPLICABLE MARGIN" means, as of the Closing Date,

                  (i) with respect to Base Rate Revolving Loans, .-0-%; and

                  (ii) with respect to LIBOR Revolving Loans, 2.25%.

                  The Applicable Margins shall be adjusted (up or down) prospectively on a quarterly basis as determined by the Borrower's consolidated financial performance, commencing April 1, 2005 based on the Borrower's audited Financial Statements for the Fiscal Year ending December 31, 2004. Adjustments in Applicable Margins shall be determined by reference to the following grids:

        Fixed Charge Coverage Ratio:             Level of
        Ratio Is:                                Applicable Margins:
        ----------------------------             -------------------

        => 2.0                                   Level I
        => 1.75 but <2.00                        Level II
        => 1.50, but < 1.75                      Level III
        => 1.25, but < 1.50                      Level IV
        => 1.10, but < 1.25                      Level V
        < 1.10                                   Level VI

                               APPLICABLE MARGINS


                                       Level I     Level II    Level III    Level IV     Level V      Level VI
                                       -------     --------    ---------    --------     -------      --------
Base Rate Revolving Loans              -0-%        -0-%        -0-%         -0-%         .25%         .50%
LIBOR Revolving Loans                  1.25%       1.50%       1.75%        2.00%        2.25%        2.50%



Notwithstanding the foregoing, if the Borrower has not maintained the Average Monthly Excess Availability, then the Applicable Margin otherwise applicable herein shall be increased by 25 basis points (.25%) as of the first day of the next month which increase shall remain in force for the entire month.

All adjustments in the Applicable Margins after April 1, 2005 shall be implemented quarterly on a prospective basis for each calendar month commencing at least five (5) days after the date of delivery to the Agent of quarterly unaudited and annual audited (as applicable) Financial Statements evidencing the need for an adjustment. Concurrently with the delivery of those Financial Statements, the Borrower shall deliver to the Agent and the Lenders a certificate, signed by a Responsible Officer, setting forth in reasonable detail the basis for the continuance of, or any change in, the Applicable Margins. For the final quarter of any Fiscal Year of the Borrower, the Borrower shall provide unaudited Financial Statements of the Borrower not later than 60 days after the close of each Fiscal Year, subject only to year-end adjustments, for the purpose of determining the Applicable Margin; PROVIDED, HOWEVER, that if, upon delivery of the annual audited Financial Statements required to be submitted by the Borrower to Agent pursuant to SECTION 5.2(A) of this Agreement, Loan Parties have not met the criteria for a reduction or an increase of the Applicable Margin, as the case may be, pursuant to the terms hereinabove for the final fiscal quarter of the Fiscal Year of the Borrower then ended, then (a) such Applicable Margin reduction or increase, as the case may be, shall be terminated and, effective on the first day of the month following receipt by Agent of such audited Financial Statements, the Applicable Margin shall be the Applicable Margin that would have been in effect if such reduction or increase, as the case may be, had not been implemented based upon the unaudited Financial Statements for the final fiscal quarter of the Fiscal Year of the Borrower then ended, (b) in the case of an increase in the Applicable Margin, the Borrower shall pay to Agent, for the Pro Rata benefit of the Lenders, on the first day of the month following receipt by Agent of such audited Financial Statements, an amount equal to the difference between the amount of interest that would have been paid on the principal amount of the Obligations using the Applicable Margin determined based upon such audited Financial Statements and the amount of interest actually paid during the period in which the reduction of the Applicable Margin was in effect based upon the unaudited Financial Statements for the final fiscal quarter of the Fiscal Year then ended, and (c) in the case of a decrease in the Applicable Margin, the Agent shall credit to the Borrower, on the first day of the month following receipt by Agent of such audited Financial Statements, an amount equal to the difference between the amount of interest that would have been paid on the principal amount of the Obligations using the Applicable Margin determined based upon such audited Financial Statements and the amount of interest actually paid during the period in which the increase of the Applicable Margin was in effect based upon the unaudited

Financial Statements for the final fiscal quarter of the Fiscal Year then ended. Failure to timely deliver such Financial Statements shall, in addition to any other remedy provided for in this Agreement, result in an increase in the Applicable Margins to the highest level set forth in the foregoing grid, until the first day of the first calendar month following the delivery of those Financial Statements demonstrating that such an increase is not required. If a Default or Event of Default has occurred and is continuing at the time any reduction in the Applicable Margins is to be implemented, no reduction may occur until the first day of the first calendar month following the date on which such Default or Event of Default is waived or cured.

                  "APPLICABLE PERIOD" means, as of any date, the preceding four
(4) fiscal quarters.

                  "APPLICABLE UNUSED LINE FEE" means, in respect of any month, the fee determined in accordance with the following grid:

                  Average Monthly Utilization                    Unused Line Fee
                  ---------------------------                    ---------------

                  Greater than or equal to 66.67%                        .250%

                  Greater than or equal to 33.33%                        .325%
                  But less than 66.67%

                  Less than 33.33%                                       .375%

Where "Average Monthly Utilization" shall mean the percentage derived by dividing the Average Credit Facility Outstandings for any applicable month by the Maximum Revolver Amount.

                  "APPROVED RECEIVABLES PROGRAM" means any securitization, factoring or receivables program of the Loan Parties as may be approved in writing by the Required Lenders in their sole discretion and subject to such intercreditor agreements, assignments or other agreements as the Agent may deem appropriate or reasonably necessary.

                  "ARRANGEMENT FEE" has the meaning specified in SECTION 2.4.

                  "ASSET DISPOSITION" means, with respect to any Person, the sale, lease or other disposition of any asset of such Person other than the sale of Inventory or the use of cash in the ordinary course of business.

                  "ASSIGNEE" has the meaning specified in SECTION 11.2(A).

                  "ASSIGNMENT AND ACCEPTANCE" has the meaning specified in
SECTION 11.2(A).

                  "ATTORNEY COSTS" means and includes all reasonable fees, expenses and disbursements of any law firm or other counsel engaged by the Agent.

                  "AVAILABILITY" means, at any time (a) the lesser of (i) the Maximum Revolver Amount or (ii) the Borrowing Base, MINUS (b) the Availability Reserve and Reserves other than those Reserves deducted in the calculation of the Borrowing Base, MINUS (c) in each case, the Aggregate Revolver Outstandings.

                  "AVAILABILITY RESERVE" means an amount equal to (i) $20,000,000 from the Closing Date through December 31, 2004, (ii) $10,000,000 for so long as the Fixed Charge Coverage Ratio is greater than or equal to 1.0 to 1.0 but less than 2.0 to 1.0 from and after January 1, 2005, and (iii) $20,000,000 for so long as the Fixed Charge Coverage Ratio is less than 1.0 to
1.0 from and after January 1, 2005. If at any time on or after January 1, 2005, the Fixed Charge Coverage Ratio is greater than 2.0 to 1.0, the amount of the Availability Reserve shall equal $0.

                  "AVERAGE CREDIT FACILITY OUTSTANDINGS" means for any period, the average daily Aggregate Revolver Outstandings at the end of each day during a month or during shorter periods if the foregoing is calculated for the first month after the Closing Date or as of the Termination Date.

                  "AVERAGE MONTHLY EXCESS AVAILABILITY" means, for any calendar month, (a) average Availability for such month of not less than $30,000,000 and
(b) Availability of not less than $20,000,000 on each day of such month. For purposes of this definition, average Availability shall mean, for any calendar month, an amount obtained by adding the aggregate of the actual amount of Availability on each day during such month (as determined by Agent) and by dividing such sum by the number of days in such month.

                  "BANK" means Bank of America, N.A., a national banking association, or any successor entity thereto.

                  "BANK PRODUCTS" means any one or more of the following types of services or facilities extended to a Consolidated Member by the Bank, any Lender, any affiliate of the Bank or a Lender, and, solely in the case of an affiliate of the Bank or a Lender, in reliance on the Bank's or such Lender's agreement to indemnify such affiliate in connection with: (i) credit cards; (ii) ACH Transactions; (iii) cash management, including controlled disbursement services; and (iv) Hedge Agreements.

                  "BANK PRODUCT RESERVES" means all reserves which the Agent from time to time establishes in its reasonable discretion for the Bank Products then provided or outstanding and, in the case of Bank Products provided by Persons other than the Bank, of which the Agent shall have received timely notice pursuant to SECTION 12. 19.

                  "BANKRUPTCY CODE" means Title 11 of the United States Code (11 U.S.C.ss. 101 ET SEQ.).

                  "BASE RATE" means, for any day, the rate of interest in effect for such day as publicly announced from time to time by the Bank in Charlotte, North Carolina as its "prime rate" (the "prime rate" being a rate set by the Bank based upon various factors including the Bank's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate). Any change in the prime rate announced by the Bank shall take effect at the opening of business on the day specified in the public announcement of such change. Each Interest Rate based upon the Base Rate shall be adjusted simultaneously with any change in the Base Rate.

                  "BASE RATE LOANS" means, collectively, the Base Rate Revolving Loans.

                  "BASE RATE REVOLVING LOAN" means a Revolving Loan during any period in which it bears interest based on the Base Rate.

                  "BIA" means the Bankruptcy and Insolvency Act (Canada) and all regulations thereunder.

                  "BLACK & DECKER LICENSE AGREEMENT" means the Trademark License Agreement, dated June 26, 1998, The Black & Decker Corporation and the Borrower, as at any time amended, modified, extended or renewed.

                  "BLOCKED ACCOUNT AGREEMENT" means an agreement, including, inter alia, a collection account agreement, among one or more of the Loan Parties, the Agent and a Clearing Bank, in form and substance reasonably satisfactory to the Agent, concerning the collection of payments which represent the proceeds of Accounts or of any other Collateral.

                  "BORROWER" means Applica Incorporated, a Florida corporation, and its successors and assigns.

                  "BORROWING" means a borrowing hereunder consisting of Revolving Loans made on the same day by the Lenders to the Borrower or by Bank (in the case of a Borrowing funded by Non-Ratable Loans) or by the Agent in the case of a Borrowing consisting of an Agent Advance, or the issuance of Letters of Credit or Credit Support hereunder.

                  "BORROWING BASE" means, at any time, an amount equal to:

                  (a)      the sum of:

                           (i) 85% of the Net Amount of Non-Factored Eligible Accounts;

                                            PLUS

                           (ii)     the lesser of:

                                    (A)      $15,000,000 or

                                    (B)      85% of the Amount Due From Factor;

                           PLUS

                           (iii)    the lesser of:

                                    (A)      $100,000,000, or

                                    (B)      the lesser of:

                                             (I)      70% of the Cost Value of
                                                      Eligible Inventory, or

                                             (II)     85% of the Net Orderly
                                                      Liquidation Value of
                                                      Eligible Inventory;

                           PLUS

                           (iv)    the Seasonal Inventory Formula Amount;

                           MINUS

                  (b) without duplication, the Reserves and the Factor Reserve.

                  Notwithstanding the foregoing, in no event shall the aggregate amount of Revolving Loans outstanding at any date (a) as measured by Eligible In-Transit Inventory exceed (i) $24,500,000 with respect to Eligible In-Transit Inventory destined for a United States port of entry, or (ii) $3,500,000 with respect to Eligible In-Transit Inventory destined for a Canadian port of entry, or (b) as measured by Eligible Accounts and Eligible Inventory of Applica Canada exceed the Applica Canada Sublimit.

                  For purposes of the calculation of the Borrowing Base, (a) the value of Non-Factored Eligible Accounts and Eligible Inventory shall be calculated based on Dollar Equivalents at any date of determination, and (b) the value of Eligible Inventory consisting of In-Transit Inventory shall be net of all duty, freight, taxes, costs, insurance and other charges and expenses which customarily pertain to such In-Transit Inventory.

                  "BORROWING BASE CERTIFICATE" means a certificate by a Responsible Officer of the Borrower, substantially in the form of EXHIBIT B (or another form acceptable to the Agent) setting forth the calculation of the Borrowing Base, including a calculation of each component thereof, all in such detail as shall be reasonably satisfactory to the Agent. All calculations of the Borrowing Base in connection with the preparation of any Borrowing Base Certificate shall originally be made by the Borrower and certified to the Agent; provided, that the Agent shall have the right to review and adjust, in the exercise of its reasonable credit judgment, any such calculation (1) to reflect its reasonable estimate of declines in value of any of the Collateral described therein, and (2) to the extent that such calculation is not in accordance with this Agreement.

                  "BUSINESS DAY" means (a) any day that is not a Saturday, Sunday, or a day on which banks in Atlanta, Georgia or Charlotte, North Carolina are required or permitted to be closed, and (b) with respect to all notices, determinations, fundings and payments in connection with the LIBOR Rate or LIBOR Rate Loans, any day that is a Business Day pursuant to CLAUSE (A) above and that is also a day on which trading in Dollars is carried on by and between banks in the London interbank market.

                  "CAPITAL ADEQUACY REGULATION" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

                  "CAPITAL EXPENDITURES" means all payments due (whether or not paid during any fiscal period) in respect of the cost of any fixed asset or improvement, or replacement, substitution, or addition thereto, which has a useful life of more than one year, including, without limitation, those costs arising in connection with the direct or indirect acquisition of such asset by way of increased product or service charges or in connection with a Capital Lease, and other items presented in accordance with the GAAP.

                  "CAPITAL LEASE" means any lease of property by a Consolidated Member which, in accordance with GAAP, should be reflected as a capital lease on the consolidated balance sheet of the Borrower.

                  "CAPITAL STOCK" means any and all corporate stock, units, shares, partnership interests, membership interests, equity interests, rights, securities, or other equivalent evidences of ownership (however designated) issued to any Person.

                  "CHANGE OF CONTROL" means if any Person or group of Persons acting in concert, other than the owners of more than 10% of outstanding securities of the Borrower as of Closing Date having voting rights in the election of directors, shall own or control, directly or indirectly, more than 30% of the outstanding securities of the Borrower having voting rights in the election of directors, in each case to be determined on a fully diluted basis and taking into account any outstanding securities or contract rights exercisable, exchangeable or convertible into equity interests.

                  "CHATTEL PAPER" shall have the meaning specified in the Security Agreement.

                  "CLEARING BANK" means the Bank or any other banking institution with whom a Payment Account has been established pursuant to a Blocked Account Agreement.

                  "CLOSING DATE" means the date of this Agreement.

                  "CLOSING FEE" has the meaning specified in SECTION 2.4.

                  "CODE" means the Internal Revenue Code of 1986, as amended.

                  "COLLATERAL" has the meaning specified in the Security Agreement.

                  "COLLATERAL ACCESS AGREEMENT" shall mean a Warehousemen's Agreement or a Landlord Agreement, among Agent, a Loan Party and/or a Loan Party's Affiliate and certain third parties named therein, as of the Closing Date and from time to time thereafter, in each case substantially in the form attached hereto as EXHIBIT G.

                  "COLLECTIONS FEE" has the meaning specified in SECTION 2.8.

                  "COMMITMENT" means, at any time with respect to a Lender, the principal amount set forth beside such Lender's name under the heading "COMMITMENT" on SCHEDULE 1.2 attached to the Agreement, as the same may be increased pursuant to SECTION 1.3, or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of SECTION 11.2, as such Commitment may be adjusted from time to time in accordance with the provisions of SECTION 1.3 and
SECTION 11.2, and "COMMITMENTS" means, collectively, the aggregate amount of the Commitments of all of the Lenders.

                  "CONFIDENTIAL INFORMATION" has the meaning specified in
Section 13.17.

                  "CONSOLIDATED EBITDA" means, with respect to any fiscal period of the Borrower, the Adjusted Net Earnings from Operations of the Borrower and the other Consolidated Members, PLUS, to the extent deducted in the determination of Adjusted Net Earnings from Operations for that fiscal period, interest expenses, federal, state, local and foreign income taxes, depreciation, amortization, non-cash charges (until paid) arising from the (i) Permitted Mexico Facility Disposition and (ii) Permitted Officer Severance Payments, all as determined in accordance with GAAP.

                  "CONSOLIDATED MEMBERS" means the Borrower and its Subsidiaries and "CONSOLIDATED MEMBER" means any of the foregoing.

                  "CONTAMINANT" means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos in any form or condition, polychlorinated biphenyls ("PCBs"), or any constituent of any such substance or waste.

                  "CONTINUATION/CONVERSION DATE" means the date on which a Loan is converted into or continued as a LIBOR Rate Loan.

                  "CORE BUSINESS" means, with respect to the Consolidated Members, the business of manufacturing and distributing of household and outdoor appliances, personal care products, pet products and related items consistent with past practices.

                  "COST OF ACQUISITION" means, with respect to any Acquisition, as at the date of consummation of any such Acquisition, the sum of the following (without duplication): (i) the value of the capital stock, warrants or options to acquire capital stock of a Loan Party to be transferred in connection therewith, (ii) any cash or other property and the unpaid principal amount of any debt instrument given as consideration, (iii) any Debt assumed by a Loan Party in connection with such Acquisition, and (iv) out of pocket transaction costs for the services and expenses of attorneys, accountants and other consultants incurred in effecting such a transaction, and other similar transactions costs so incurred. For purposes of determining the Cost of Acquisition for any transaction, (A) the capital stock of a Loan Party shall be valued (I) at its market value as reported on the New York Stock Exchange with respect to shares that are freely tradable, and (II) with respect to shares that are not freely tradable, as determined by the Board of Directors of the Borrower and, if requested by Agent, determined to be a reasonable valuation by the independent public accountants referred to in Section 5.2 hereof, (B) the capital stock of any Subsidiary shall be valued as determined by the Board of Directors of the Borrower or such Subsidiary and, if requested by Agent, determined to be a reasonable valuation by the independent public accountants referred to in Section 5.2 hereof, and (C) with respect to any Acquisition accomplished pursuant to the exercise of options or warrants or the conversion of securities, the Cost of Acquisition shall include both the cost of acquiring such option, warrant or convertible security as well as the cost of exercise or conversion.

                  "COST VALUE" means, with reference to Eligible Inventory, the applicable Loan Party's cost of such Eligible Inventory calculated on a first-in, first-out basis determined in accordance with GAAP.

                  "CREDIT RISK" means, with respect to any Factored Account, the risk that such Account is not paid, in whole or in part, due to the Account Debtor's financial inability to pay.

                  "CREDIT SUPPORT" has the meaning specified in SECTION 1.4(A).

                  CURRENT MATURITIES OF LONG TERM DEBT shall mean all payments in respect of Long Term Debt (other than the Obligations) that are required to be made within one year from the date of determination, whether or not the obligation to make such payments would constitute a current liability of the obligor under GAAP.

                  "DEBT" means, without duplication, with respect any Person (the "subject Person"), all liabilities, obligations and indebtedness of the subject Person to any other Person, of any kind or nature, now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, consisting of indebtedness for borrowed money or the deferred purchase price of property, excluding purchases of property, product, merchandise and services in the ordinary course of business, but including (a) in the case of the Loan Parties, all Obligations; (b) all obligations and liabilities of any Person secured by any Lien on the subject Person's property, even though the subject Person shall not have assumed or become liable for the payment thereof; (except unperfected Liens incurred in the ordinary course of business and not in connection with the borrowing of money); PROVIDED, HOWEVER, that all such obligations and liabilities which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of the subject Person prepared in accordance with GAAP; (c) all obligations or liabilities created or arising under any Capital Lease or conditional sale or other title retention agreement with respect to property used or acquired by the subject Person, even if the rights and remedies of the lessor, seller or lender thereunder are limited to repossession of such property; PROVIDED, HOWEVER, that all such obligations and liabilities which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of the subject Person prepared in accordance with GAAP; (d) all obligations and liabilities under Guaranties; (e) the present value (discounted at the Base Rate) of lease payments due under synthetic leases; and (f) all obligations and liabilities under any asset securitization (other than an Approved Receivables Program) or sale/leaseback transaction; provided, further, however, that in no event shall the term Debt include the capital stock surplus, retained earnings, minority interests in the common stock of Subsidiaries, lease obligations (other than pursuant to (c) or (e) above), reserves for deferred income taxes and investment credits, other deferred credits or reserves.

                  "DEFAULT" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured, waived, or otherwise remedied during such time) constitute an Event of Default.

                  "DEFAULT RATE" means a fluctuating per annum interest rate at all times equal to the sum of (a) the otherwise applicable Interest Rate PLUS
(b) two percent (2%) per annum. Each Default Rate shall be adjusted simultaneously with any change in the applicable Interest Rate. In addition, the imposition of the Default Rate shall result in an increase in the Letter of Credit Fee by two percent (2%) per annum.

                  "DEFAULTING LENDER" has the meaning specified in SECTION 12.15(C).

                  "DEPOSIT ACCOUNTS" shall have the meaning specified in the Security Agreement.

                  "DESIGNATED ACCOUNT" has the meaning specified in SECTION 1.2(C).

                  "DIRECT FOREIGN SUBSIDIARY" means any Foreign Subsidiary whose outstanding voting Capital Stock is owned by a Loan Party or a Domestic Subsidiary.

                  "DISCLOSING PARTY" has the meaning specified in Section 13.17.

                  "DISTRIBUTION" means, in respect of any Person (other than a natural Person): (a) the payment or making of any dividend or other distribution of property in respect of such Person's Capital Stock (excluding any options or warrants for, or other rights with respect to, such stock) of such corporation, other than distributions in such Person's Capital Stock of the same class; or
(b) the redemption or other acquisition by such corporation of any Capital Stock (or any options or warrants for such Capital Stock) of such Person.

                  "DOCUMENTS" shall have the meaning specified in the Security Agreement.

                  "DOL" means the United States Department of Labor or any successor department or agency.

                  "DOLLAR" and "$" means dollars in the lawful currency of the United States. Unless otherwise specified, all payments under the Agreements shall be made in Dollars.

                  "DOLLAR(CDN)" and "$(CDN)" means dollars in the lawful currency of Canada.

                  "DOLLAR EQUIVALENT" means, with respect to any monetary amount in a currency other than Dollars, at any time for the determination thereof, the amount of Dollars obtained by converting such foreign currency involved in such computation into Dollars at the spot rate for the purchase of Dollars with the applicable foreign currency as quoted by Agent at approximately 11:00 a.m. (Atlanta, Georgia time) on any date of determination thereof specified in this Agreement or, if the day of determination thereof is not otherwise specified in this Agreement, on the date two (2) Business Days prior to such determination.

                  "DOMESTIC SUBSIDIARIES" means the Subsidiaries of the Borrower organized or incorporated under the laws of a state in the United States and denominated as a "Domestic Subsidiary" in SCHEDULE 6.5.

                  "ELIGIBLE ACCOUNTS" means the Accounts of a Loan Party which the Agent in the exercise of its reasonable commercial discretion determines to be Eligible Accounts. Without limiting the discretion of the Agent to establish additional criteria of ineligibility, Eligible Accounts shall not include any
Account:

                  (a) with respect to which more than 120 days have elapsed since the date of the original invoice therefor or which is more than 60 days past due, whichever is sooner;

                  (b) with respect to which any of the representations, warranties, covenants, and agreements contained in the Security Agreement are incorrect or have been breached;

                  (c) with respect to which Account (or any other Account due from such Account Debtor), in whole or in part, a check, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment and returned uncollected by reason of insufficient funds;

                  (d) which represents a progress billing (as hereinafter defined) or as to which the applicable Loan Party has materially extended the time for payment without the consent of the Agent; for the purposes hereof, "progress billing" means any invoice for goods sold or leased or services rendered under a contract or agreement pursuant to which the Account Debtor's obligation to pay such invoice is conditioned upon the applicable Loan Party's completion of any further performance under the contract or agreement;

                  (e) with respect to which any one or more of the following events has occurred to the Account Debtor on such Account: the filing by or against the Account Debtor of a petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, winding-up, or other relief under the bankruptcy, insolvency, or similar laws of the United States or Canada, any state, province or territory thereof, or any foreign jurisdiction, now or hereafter in effect; the making of any general assignment by the Account Debtor for the benefit of creditors; the appointment of a receiver or trustee for the Account Debtor or for any of the assets of the Account Debtor, including, without limitation, the appointment of or taking possession by a "custodian," as defined in the Federal Bankruptcy Code; the institution by or against the Account Debtor of any other type of insolvency proceeding (under the bankruptcy laws of the United States or otherwise) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of, the Account Debtor; the nonpayment generally by the Account Debtor of its debts as they become due; or the cessation of the business of the Account Debtor as a going concern; provided, however, that none of the foregoing exclusions from Eligible Accounts shall include any Account to the extent there is any post-petition receivable that has the status of an administrative claim and is entitled to be paid in the ordinary course;

                  (f) if 50% or more of the aggregate Dollar amount of outstanding Accounts owed at such time by the Account Debtor thereon is classified as ineligible under CLAUSE (A) above;

                  (g) owed by an Account Debtor which: (i) does not maintain its chief executive office in the United States of America, Canada or the Commonwealth of Puerto Rico (and, with respect to Accounts owed by an Account Debtor located in the Commonwealth of Puerto Rico, no more than $1,000,000 in aggregate face amount of such Accounts shall be deemed Eligible Accounts at any time); or (ii) is not organized under the laws of the United States of America, Canada, the Commonwealth of Puerto Rico any state or province thereof; or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof; except to the extent that such Account is secured or payable by a letter of credit satisfactory to the Agent in its discretion;

                  (h) owed by an Account Debtor which is an Affiliate or employee of a Loan Party;

                  (i) except as provided in CLAUSE (K) below, with respect to which either the perfection, enforceability, or validity of the Agent's Liens in such Account, or the Agent's right or ability to obtain direct payment to the Agent of the proceeds of such Account, is governed by any federal, state, or local statutory requirements other than those of the UCC;

                  (j) owed by an Account Debtor to which the applicable Loan Party or any of its Subsidiaries, is indebted in any way, or which is subject to any right of setoff or recoupment by the Account Debtor, unless the Account Debtor has entered into an agreement acceptable to the Agent to waive setoff rights; or if the Account Debtor thereon has disputed liability or made any claim with respect to any other Account due from such Account Debtor; but in each such case only to the extent of such indebtedness, setoff, recoupment, dispute, or claim;

                  (k) owed by the government of the United States of America or Canada, or any department, agency, public corporation, or other instrumentality thereof, unless in the case of the United States of America, the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C. ss. 3727 ET SEQ.), and any other steps necessary to perfect the Agent's Liens therein, have been complied with to the Agent's satisfaction with respect to such Account;

                  (l) owed by any state, province, municipality, or other political subdivision of the United States of America or Canada, or any department, agency, public corporation, or other instrumentality thereof and as to which the Agent determines that its Lien therein is not or cannot be perfected;

                  (m) which represents a sale on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis;

                  (n) which is evidenced by a promissory note or other instrument or by chattel paper;

                  (o) if the Agent believes, in the exercise of its reasonable judgment, that the prospect of collection of such Account is impaired or that the Account may not be paid by reason of the Account Debtor's financial inability to pay;

                  (p) with respect to which the Account Debtor is located in any state requiring the filing of a Notice of Business Activities Report or similar report in order to permit the applicable Loan Party to seek judicial enforcement in such State of payment of such Account, unless such Loan Party has qualified to do business in such state or has filed a Notice of Business Activities Report or equivalent report for the then current year;

                  (q) which arises out of a sale not made in the ordinary course of the applicable Loan Party's business;

                  (r) with respect to which the goods giving rise to such Account have not been shipped and delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by the applicable Loan Party, and, if applicable, accepted by the Account Debtor, or the Account Debtor revokes its acceptance of such goods or services;

                  (s) (i) owed by an Account Debtor (other than Wal-Mart) which is obligated to the applicable Loan Party respecting Accounts the aggregate unpaid balance of which exceeds 30% of the aggregate unpaid balance of all Accounts owed to such Loan Party, at such time by all of such Loan Party's Account Debtors, but only to the extent of such excess; or (ii) owed by Wal-Mart to any Loan Party respecting Accounts the aggregate unpaid balance of which exceeds 40% of the aggregate unpaid balance of all Accounts owed to all Loan Parties at such time, but only to the extent of such excess;

                  (t) which is not subject to a first priority and perfected security interest in favor of the Agent for the benefit of the Lenders.

                  If any Account at any time ceases to be an Eligible Account, then such Account shall promptly be excluded from the calculation of Eligible Accounts until reinstated by the Agent as an Eligible Account in the exercise of its reasonable credit judgment. Notwithstanding the foregoing, none of the Accounts described in clauses (a) through (o) above shall be excluded from Eligible Accounts if the payments of such Accounts are (i) guarantied by any third party, (ii) covered by insurance policies or (iii) secured or payable by a letter of credit, in each case as is satisfactory to Agent in its sole discretion.

                  "ELIGIBLE ASSIGNEE" means (a) a commercial bank, commercial finance company, financial institution or other asset based lender, having total assets in excess of $1,000,000,000; (b) any Lender listed on the signature page of this Agreement; (c) any Affiliate of any Lender; and (d) if an Event of Default has occurred and is continuing, any Person reasonably acceptable to the Agent.

                  "ELIGIBLE INVENTORY" means Inventory of a Loan Party which the Agent, in its reasonable discretion, determines to be Eligible Inventory. Without limiting the discretion of the Agent to establish additional criteria of ineligibility, Eligible Inventory shall not include any Inventory:

                  (a) that is not owned by a Loan Party;

                  (b) that is not subject to the Agent's Liens, which are perfected as to such Inventory, or that are subject to any other Lien whatsoever (other than the Liens described in CLAUSE (D) of the definition of Permitted Liens provided that such Permitted Liens (i) are junior in priority to the Agent's Liens or subject to Reserves and (ii) do not impair directly or indirectly the ability of the Agent to realize on or obtain the full benefit of the Collateral);

                  (c) that does not consist of finished goods;

                  (d) that consists of work-in-process, chemicals, samples, prototypes, supplies, or packing and shipping materials;

                  (e) that is not in good condition, is unmerchantable, or does not meet all standards imposed by any Governmental Authority having regulatory authority over such goods, their use or sale;

                  (f) that is not currently either usable or salable, at prices approximating at least cost, in the normal course of such Loan Party's business, or that is slow moving or stale;

                  (g) that is obsolete or returned (to the extent the aggregate Cost Value of returned Inventory exceeds $5,000,000 and such returned Inventory otherwise satisfies the criteria applicable to Eligible Inventory) or repossessed or used goods taken in trade;

                  (h) that is located outside the United States of America or Canada or that is in-transit from vendors or suppliers except to extent such Inventory constitutes In-Transit Inventory;

                  (i) that is located in a public warehouse or in possession of a bailee or in a facility leased by the applicable Loan Party, if the warehouseman, or the bailee, or the lessor has not delivered to the Agent, if requested by the Agent, a subordination agreement in form and substance satisfactory to the Agent or if a Reserve for rents or storage charges has not been established for Inventory at that location;

                  (j) that contains or bears any Proprietary Rights licensed to such Loan Party by any Person (including, without limitation, Proctor & Gamble), if the Agent is not satisfied that it may sell or otherwise dispose of such Inventory in accordance with the terms of the Security Agreement and Section 9.2 without infringing the rights of the licensor of such Proprietary Rights or violating any contract with such licensor (and without payment of any royalties other than any royalties due with respect to the sale or disposition of such Inventory pursuant to the existing license agreement), and, as to which such Loan Party has not delivered to the Agent a consent or sublicense agreement from such licensor in form and substance acceptable to the Agent if requested;

                  (k) that is not reflected in the details of a current perpetual inventory report; or

                  (l) that is Inventory placed on consignment.

                  If any Inventory at any time ceases to be Eligible Inventory, such Inventory shall promptly be excluded from the calculation of Eligible Inventory until reinstated by Agent in the exercise of its reasonable credit judgment as Eligible Inventory.

                  "ELIGIBLE IN-TRANSIT INVENTORY" means In-Transit Inventory that constitutes Eligible Inventory hereunder.

                  "ENVIRONMENTAL CLAIMS" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for a Release or injury to the environment.

                  "ENVIRONMENTAL LAWS" means all federal, state, provincial or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case relating to environmental, health, safety and land use matters.

                  "ENVIRONMENTAL LIEN" means a Lien in favor of any Governmental Authority or any other Person for (a) any liability under Environmental Laws, or
(b) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.

                  "EQUIPMENT" shall have the meaning specified in the Security Agreement.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder.

                  "ERISA AFFILIATE" means any trade or business (whether or not incorporated) under common control with a Loan Party within the meaning of
Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

                  "ERISA EVENT" means (a) a Reportable Event and or Termination Event with respect to a Pension Plan, (b) a withdrawal by a Loan Party or any ERISA Affiliate from a Pension Plan during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or employer under the PBA or a cessation of operations which is treated as such a withdrawal, (c) a complete or partial withdrawal by a Loan Party or any ERISA Affiliate from a Multi-employer Plan or notification that a Multi-employer Plan or plan regulated or governed by the PBA is in reorganization, (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination or the commencement of proceedings by the PBGC or other applicable Governmental Authority to terminate a Pension Plan or Multi-employer Plan, (e) the occurrence of an event or condition which might reasonably be expected to constitute grounds for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multi-employer Plan, (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA or PBA or other applicable law of any jurisdiction, upon a Loan Party or any ERISA Affiliate; or (g) failure to make or remit any contribution when due in respect of any Plan.

                  "EVENT OF DEFAULT" has the meaning specified in SECTION 9.1.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, and regulations promulgated thereunder.

                  "EXECUTIVE ORDER NO. 13224" means Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

                  "FACTOR" means a bank or financial institution reasonably acceptable to the Agent that factors Accounts of a Loan Party from time to time.

                  "FACTOR ASSIGNMENT AGREEMENT" means an agreement acceptable to Agent in its sole and reasonable discretion regarding the assignment of factoring credit balances and the priority of the Liens of the Factor and the Agent in the factored accounts and related property and proceeds.

                  "FACTOR RISK ACCOUNT" means an Account, or any portion thereof, submitted by a Loan Party to a Factor under a Factoring Agreement with respect to which a Factor bears the Credit Risk on such date and which is not otherwise scheduled on Factor's books as in a dispute or a deduction.

                  "FACTOR RESERVE" means the amount which at any time may be charged to a Loan Party under a Factoring Agreement or withheld from sums otherwise due to a Loan Party under a Factoring Agreement, including, without limitation, (i) interest, (ii) fees, (iii) commissions, (iv) ledger debt, (v) deductions, (vi) charge backs, (vii) reserves taken by a Factor, (viii) deductions for credit loss sharing, (ix) any customer deductions, (x) any Factor Risk Accounts which are not paid in full because of a dispute (real or alleged),
(xi) any Account with respect to which a Loan Party has breached any of the warranties or representations set forth a Factoring Agreement, (xii) any early payment anticipation deducted by a customer on any Account, (xiii) any Account with respect to which a Factor does not have the Credit Risk which is not paid in full when due for any reason, and (xiv) payments received by a Factor on client risk accounts receivable which such Factor is required at any time or for any reason to turnover or return (including, without limitation, payments made by a Factor in connection with preference claims asserted in a bankruptcy or other insolvency proceeding), which amount is determined based upon statements provided by such Factor or, in the absence of such current statements, as determined by the Agent in its reasonable discretion.

                  "FACTOR STATUS REPORT" means status or similar reports or accountings issued by Factor from time to time under a Factoring Agreement and setting forth the status of the Factor Risk Accounts and any other Account factored under the Factoring Agreement.

                  "FACTORING AGREEMENT" means a factoring agreement acceptable to Agent entered into between a Factor and a Loan Party.

                  "FDIC" means the Federal Deposit Insurance Corporation, and any Governmental Authority succeeding to any of its principal functions.

                  "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; PROVIDED that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Bank on such day on such transactions as determined by the Agent.

                  "FEDERAL RESERVE BOARD" means the Board of Governors of the Federal Reserve System or any successor thereto.

                  "FEE LETTER" means the letter from Agent to the Borrower, dated November 17, 2004, setting forth certain fees and other charges payable by the Loan Parties in connection with the provision and syndication of the credit facilities contemplated under this Agreement.

                  "FINANCIAL STATEMENTS" means, according to the context in which it is used, the financial statements referred to in SECTIONS 5.2 AND 6.6 or any other financial statements required to be given to the Agent and the Lenders pursuant to this Agreement.

                  "FISCAL YEAR" means, with respect to the Loan Parties, their fiscal year for financial accounting purposes. The Fiscal Year of the Loan Parties is a calendar year.

                  "FIXED ASSETS" means the Equipment and Real Estate of the Loan Parties.

                  "FIXED CHARGE COVERAGE RATIO" shall mean, on a Consolidated basis for the Borrower and the other Consolidated Members, the ratio of (i) Consolidated EBITDA as of the last day of any month for the twelve month period then ending, MINUS, Unfinanced Capital Expenditures incurred in such period, Taxes actually paid in such period, Permitted Senior Subordinated Debt Prepayments in such period (except for Net Proceeds from permitted Asset Dispositions used for said prepayments in such period), and cash Distributions made or accrued in such period, to (ii) the sum of Interest Expense and Current Maturities of Long Term Debt paid or payable during such period, in each case on a Consolidated basis.

                  "FOREIGN SECURITY DOCUMENT" means a Guaranty, pledge, mortgage, personal property mortgage, security agreement, assignment, security instrument, hypothecation, charge or other agreement or document by which any Foreign Subsidiary grants or otherwise conveys to the Agent or any Affiliate of the Agent for the benefit of the Agent, or any agent or trustee for or on behalf of the Agent or any such Affiliate, any Guaranty, pledge, lien, security interest, mortgage, charge, collateral assignment or similar interest in property of such Foreign Subsidiary as security for the Obligations or any portion thereof, and any and all renewals, extensions, modifications, amendments or restatements thereof.

                  "FOREIGN SUBSIDIARY" means any Subsidiary of the Borrower other than the Domestic Subsidiaries, which shall include Applica Canada and such other Foreign Subsidiaries as are designated in SCHEDULE 6.5.

                  FUNDED DEBT of the Borrower or a Consolidated Member shall mean at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under Capitalized Leases, (v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance, and (vi) all obligations of such Person to reimburse any bank or other Person in respect of amounts paid or to be paid under a letter of credit or similar instrument.

                  "FUNDING DATE" means the date on which a Borrowing occurs.

                  "GAAP" means generally accepted accounting principles and practices set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of the report.

                  "GENERAL INTANGIBLES" shall have the meaning specified in the Security Agreement.

                  "GOODS" shall have the meaning specified in the Security Agreement.

                  "GOVERNMENTAL AUTHORITY" means any nation or government, any state, province, municipality, region or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing and any department, agency, board, commission, tribunal, committee or instrumentality of any of the foregoing.

                  "GUARANTOR" means Applica Canada and any other Subsidiary of the Borrower that has executed and delivered to the Agent an agreement of Guaranty in respect of the Obligations.

                  "GUARANTY" means, with respect to any Person, all obligations of such Person which in any manner directly or indirectly guarantee or assure, or in effect guarantee or assure, the payment or performance of any indebtedness, dividend or other obligations of any other Person (the "guaranteed obligations"), or assure or in effect assure the holder of the guaranteed obligations against loss in respect thereof, including any such obligations incurred through an agreement, contingent or otherwise: (a) to purchase the guaranteed obligations or any property constituting security therefor; (b) to advance or supply funds for the purchase or payment of the guaranteed obligations or to maintain a working capital or other balance sheet condition; or (c) to lease property or to purchase any debt or equity securities or other property or services.

                  "HEDGE AGREEMENTS" means any and all transactions, agreements or documents now existing or hereafter entered into, which provides for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging a Person's exposure to fluctuations in interest or exchange rates, loan, credit exchange, security or currency valuations or commodity prices.

                  "INTERCOMPANY ACCOUNTS" has the meaning specified in Section 5.2(l).

                  "INSTRUMENTS" shall have the meaning specified in the Security Agreement.

                  "INTEREST EXPENSE" shall mean, for any period, interest expense (including capitalized interest) in respect of Indebtedness of Borrower and the other Consolidated Members as determined in accordance with GAAP.

                  "INTEREST PERIOD" means, as to any LIBOR Rate Loan, the period commencing on the Funding Date of such Loan or on the Continuation/Conversion Date on which the Loan is converted into or continued as a LIBOR Rate Loan, and ending on the date one, two, three or six months thereafter as selected by the Borrower in its Notice of Borrowing, in the form attached hereto as EXHIBIT D, or Notice of Continuation/Conversion, in the form attached hereto as EXHIBIT E, provided that:

                  (a) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

                  (b) any Interest Period pertaining to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                  (c) no Interest Period shall extend beyond the Stated Termination Date.

                  "INTEREST RATE" means each or any of the interest rates, including the Default Rate, set forth in SECTION 2.1.

                  "IN-TRANSIT INVENTORY" means Inventory of a Loan Party (i) consisting of finished goods that is in transit to a Loan Party; (ii) with respect to which Agent has received from the vendor of such Inventory and each of the Loan Parties a duly executed letter agreement in substantially the form of EXHIBIT H and such vendor and the Loan Parties are in compliance with the terms and provisions of such letter agreement, as Agent may determine in its sole discretion; (iii) the In-Transit Perfection Documents with respect thereto have been presented to and are in the possession of Agent or its authorized bailees; and (iv) such Inventory it is fully insured by marine cargo or other insurance on terms in an amount and subject to deductibles satisfactory to Agent and with respect to which Agent has been named additional insured and loss payee.

                  "IN-TRANSIT PERFECTION DOCUMENTS" mean all filings, agreements or other documents requested by Agent to perfect (or continue the perfection of) a first priority Lien in favor of Agent (except for possessory liens upon such goods in the possession of a freight carrier or shipping company securing only the freight charges for the transportation of such goods to a Loan Party) upon Inventory in-transit to a Loan Party, including delivery to the Agent or a bailee of the Agent of all original Documents issued with respect to such Inventory (which shall in each instance be negotiable (as defined in the UCC)) and such other agreements as may be requested by Agent with each common carrier, shipper, customs agent, freight forwarder or other Person, in form and substance reasonably satisfactory to Agent.

                  "INVENTORY" shall have the meaning specified in the Security Agreement.

                  "INVESTMENT PROPERTY" shall have the meaning specified in the Security Agreement.

                  "IRS" means the Internal Revenue Service and any Governmental Authority succeeding to any of its principal functions under the Code.

                  "LATEST PROJECTIONS" means: (a) on the Closing Date and thereafter until the Agent receives new projections pursuant to SECTION 5.2(E), the projections of the Borrower's balance sheets, income statements and cash flows, for the period commencing on September 1, 2004 and ending on December 31, 2005 and delivered to Agent prior to the Closing Date; and (b) thereafter, the projections most recently received by Agent pursuant to SECTION 5.2(F).

                  "LENDER" and "LENDERS" have the meanings specified in the introductory paragraph hereof and shall include Agent to the extent of any Agent Advance outstanding and the Bank to the extent of any Non-Ratable Loan outstanding; PROVIDED that no such Agent Advance or Non-Ratable Loan shall be taken into account in determining any Lender's Pro Rata Share.

                  "LENDING PARTY" has the meaning specified in SECTION 13.17.

                  "LETTER OF CREDIT" has the meaning specified in SECTION
1.4(A).

                  "LETTER OF CREDIT FEE" has the meaning specified in SECTION
2.6.

                  "LETTER OF CREDIT ISSUER" means the Bank, any Affiliate of the Bank, a Lender or any other financial institution that issues any Letter of Credit pursuant to this Agreement.

                  "LETTER-OF-CREDIT RIGHTS" shall have the meaning specified in the Security Agreement.

                  "LETTER OF CREDIT SUBFACILITY" means $10,000,000.

                  "LIBOR INTEREST PAYMENT DATE" means, with respect to a LIBOR Rate Loan, the Termination Date and the last day of each Interest Period applicable to such Loan or, with respect to each Interest Period of greater than three months in duration, the last day of the third month of such Interest Period and the last day of such Interest Period.

                  "LIBOR RATE" means, for any Interest Period, with respect to LIBOR Rate Loans, the rate of interest per annum determined pursuant to the following formula:

                  LIBOR Rate  =             OFFSHORE BASE RATE
                                 -----------------------------------------------
                                     1.00 - Eurodollar Reserve Percentage
                  Where,

                           "OFFSHORE BASE RATE" means, for any Revolving Loan bearing interest at the LIBOR Rate the rate per annum appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the Offshore Base Rate shall be, for any Interest Period, the rate per annum appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; PROVIDED, HOWEVER, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates. If for any reason none of the foregoing rates is available, the Offshore Base Rate shall be, for any Interest Period, the rate per annum determined by Agent as the rate of interest at which dollar deposits in the approximate amount of the LIBOR Rate Loan comprising part of such Borrowing would be offered by the Bank's London Branch to major banks in the offshore dollar market at their request at or about 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period.

                           "EURODOLLAR RESERVE PERCENTAGE" means, for any day during any Interest Period, the reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day applicable to member banks under Regulation D or any successor regulation issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) applicable with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities" under Regulation D). The Offshore Rate for each outstanding LIBOR Rate Loan shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

                  "LIBOR RATE LOANS" means, the LIBOR Revolving Loans.

                  "LIBOR REVOLVING LOAN" means a Revolving Loan during any period in which it bears interest based on the LIBOR Rate.

                  "LIEN" means: (a) any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute, or contract, and including a security interest, hypothec, charge, claim, or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes; and
(b) any contingent or other agreement to provide any of the foregoing.

                  "LOAN ACCOUNT" means the loan account of the Borrower, which account shall be maintained by the Agent.

                  "LOAN DOCUMENTS" means this Agreement, the Security Agreement, Subsidiary Guaranties, the Applica Canada Guaranty, the Applica Canada Security Agreement, the Pledge Agreement, the Fee Letter and any other agreements, instruments, and documents heretofore, now or hereafter evidencing, securing, guaranteeing or otherwise relating to the Obligations, the Collateral, or any other aspect of the transactions contemplated by this Agreement.

                  "LOAN PARTY" means each of the Borrower, the Guarantors and Applica Canada, and "LOAN PARTIES" means any two or more of the foregoing.

                  "LOANS" means, collectively, all loans and advances provided for in ARTICLE 1.

                  "LONG TERM DEBT" shall mean at any date all Funded Debt which matures (or the maturity of which may at the option of the Borrower or any Consolidated Member be extended such that it matures) more than one year after such date.

                  "MARGIN STOCK" means "margin stock" as such term is defined in Regulation T, U or X of the Federal Reserve Board.

                  "MATERIAL ADVERSE EFFECT" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties or condition (financial or otherwise) or prospects of the Consolidated Members taken as a whole, or the Collateral; (b) a material impairment of the ability of any Obligated Party to perform under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Obligated Party of any material Loan Document to which it is a party.

                  "MATERIAL CONTRACTS" means an agreement to which a Loan Party is a party (other than a Loan Document) (i) which would be deemed to be a material contract as provided in Regulation S-K promulgated by the SEC under the Securities Act of 1933 or (ii) for which breach, termination, cancellation, non-performance or failure to renew could reasonably be expected to have a Material Adverse Effect.

                  "MAXIMUM RATE" has the meaning specified in SECTION 2.3.

                  "MAXIMUM REVOLVER AMOUNT" means $175,000,000.

                  "MEASUREMENT DATE" means the last day of the month immediately preceding any month in which Borrower does not maintain the Average Monthly Excess Availability for such month, PROVIDED, that at any time after a Measurement Date has been invoked and Borrower has maintained thereafter for 2 consecutive calendar months the Average Monthly Excess Availability and no Default or Event of Default then exists, there shall be no further Measurement Date only for so long as the conditions for the imposition of additional Measurement Dates have not been met.

                  "MEXICO FACILITY" means the manufacturing facility and related real Property, plant and equipment owned by Applica Manufacturing S. de R.L. de C.V. located in Queretaro, Mexico.

                  "MULTI-EMPLOYER PLAN" means a "multi-employer plan" as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding six (6) years contributed to by the Borrower or any ERISA Affiliate.

                  "NET AMOUNT OF ELIGIBLE ACCOUNTS" means, at any time, the gross Dollar Equivalent amount of Eligible Accounts less, unless already included as a Reserve, sales, excise or similar taxes, returns, discounts, claims, credits, allowances accrued rebates, offsets, deductions, counterclaims, disputes and other defenses of any nature at any time issued, owing, granted, outstanding, available or claimed.

                  "NET INVENTORY PROCEEDS" means, with regard to any sale or disposition of Inventory, the gross cash proceeds received from such sale or disposition, net of the reasonable costs of such sale (including attorneys fees, charges and commissions), and all transfer, sales and other taxes paid or payable as a result of such sale.

                  "NET ORDERLY LIQUIDATION VALUE" shall mean at any date of determination the Net Inventory Proceeds expected to be realized at an orderly, negotiated sale of applicable items of Inventory located in the United States or Canada as determined by a "desktop" professional opinion of Ozer Valuation Services or other appraisal company of similar qualifications and standing acceptable to the Agent, with each such opinion assuming that such sale is held within a reasonable period of time after the date of the opinion.

                  "NET PROCEEDS" means, in respect of an Asset Disposition of by a Person, all proceeds received by and/or payable to such Person in consideration thereof, net of (A) commissions and other reasonable and customary transaction costs, fees and expenses properly attributable to such transaction and payable by such Person in connection therewith (in each case, paid to non-Affiliates), (B) transfer taxes, (C) amounts payable to holders of senior Liens (other than the Agent's Liens and to the extent such Liens constitute Permitted Liens), if any, and (D) an appropriate reserve for income taxes in accordance with GAAP in connection therewith.

                  "NEW SUBSIDIARY" has the meaning specified in SECTION 7.24.

                  "NET WORTH" means with respect to any Person, such Person's total shareholder's equity (including capital stock, additional paid-in capital and retained earnings, after deducting treasury stock) which would appear as such on a balance sheet of such Person prepared in accordance with GAAP.

                  "NON-FACTORED ELIGIBLE ACCOUNT" means an Account which arises in the ordinary course of Borrower's business from the sale of Inventory, which is due from an Account Debtor none of whose Accounts has been assigned to Factor under the Factoring Agreement, and which in all other respects constitutes an Eligible Account.

                  "NON-RATABLE LOAN" and "NON-RATABLE LOANS" have the meanings specified in SECTION 1.2(H).

                  "NOTICE OF BORROWING" has the meaning specified in SECTION 1.2(B).

                  "NOTICE OF CONTINUATION/CONVERSION" has the meaning specified in SECTION 2.2(B).

                  "OBLIGATED PARTIES" means (i) the Loan Parties and (ii) any other Consolidated Member that executes and delivers to the Agent any Foreign Security Document, and "OBLIGATED PARTY" means any of the foregoing.

                  "OBLIGATIONS" means all present and future loans, advances, liabilities, obligations, covenants, duties, and debts owing by the Borrower or any of the other Loan Parties, or any of them, to the Agent and/or any Lender, arising under or pursuant to this Agreement or any of the other Loan Documents, whether or not evidenced by any note, or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, as principal or guarantor, and including all principal, interest, charges, expenses, fees, attorneys' fees, filing fees and any other sums chargeable to the Borrower or other Loan Party hereunder or under any of the other Loan Documents.

"Obligations" includes, without limitation, (a) all debts, liabilities, and obligations now or hereafter arising from or in connection with the Letters of Credit and Credit Support and (b) all debts, liabilities and obligations now or hereafter arising from or in connection with Bank Products provided by Bank or of which the Agent shall have received timely notice pursuant to SECTION 12.19.

                  "OPERATING DOCUMENTS" means with respect to any corporation, limited liability company, partnership, limited partnership, limited liability partnership or other legally authorized incorporated or unincorporated entity, the bylaws, operating agreement, partnership agreement or limited agreement of such entity.

                  "ORGANIZATION DOCUMENTS" means with respect to any corporation, limited liability company, partnership, limited liability partnership or other legally authorized incorporated or unincorporated entity, the articles of incorporation, certificate of incorporation, articles of organization or certificate of limited partnership of such entity.

                  "ORIGINAL CLOSING DATE" means December 28, 2001.

                  "PARTICIPANT" means any Person who shall have been granted the right by any Lender to participate in the financing provided by such Lender under this Agreement, and who shall have entered into a participation agreement in form and substance satisfactory to such Lender.

                  "PAYMENT ACCOUNT" has the meaning specified in the Security Agreement.

                  "PBA" means the Pension Benefits Act of Ontario and all regulations thereunder as amended from time to time, and any successor legislation.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any Governmental Authority succeeding to the functions thereof.

                  "PENDING REVOLVING LOANS" means, at any time, the aggregate principal amount of all Revolving Loans requested in any Notice of Borrowing received by the Agent which have not yet been advanced.

                  "PENSION PLAN" means a pension plan (as defined in Section 3(2) of ERISA or the applicable laws of any other jurisdiction including the
PBA) subject to Title IV of ERISA or the applicable laws of any other jurisdiction including the PBA which any Loan Party or any ERISA Affiliate sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or has made contributions at any time during the immediately preceding five (5) plan years.

                  "PERMITTED ACQUISITION" means an Acquisition effected with the consent and approval of the board of directors or other applicable governing body of the Person being acquired ("Target"), and with the duly obtained approval of such shareholders or other holders of equity interest as such Target may be required to obtain, so long as (i) immediately prior to and after giving effect to the consummation of such Acquisition, no Event of Default has or would exist, (ii) with respect to an Acquisition where the Cost of Acquisition exceeds $2,500,000, substantially all of the sales and operating profits generated by the Target (or its assets) so acquired or invested are derived from a line or lines of business that are consistent with the Core Business, (iii) pro forma historical financial statements as of the end of the most recent fiscal quarter for the trailing twelve month period giving effect to such Acquisition are delivered to Agent not less than ten (10) Business Days prior to the consummation of such Acquisition, together with a certificate of an Responsible Officer stating that no Default or Event of Default exists before or after giving effect to such Acquisition and demonstrating that Borrower shall have a Fixed Charge Coverage Ratio of not less than 1.1 to 1.0 and after giving effect to such Acquisition on a pro forma basis, (iv) appropriate phase I environmental reports in respect of any real property of the Target shall have been delivered to the Agent not less than ten
(10) days prior to the consummation of such Acquisition and such reports shall be acceptable to the Agent in its sole discretion; (v) after giving effect to the consummation of such Acquisition (including any Loans made hereunder to finance such Acquisition), Availability is greater than $30,000,000 for each of the 60 days immediately preceding the date of the consummation of such Acquisition, PLUS the cash Cost of Acquisition; PROVIDED, that no assets of the Target shall be included in the calculation of Availability for purposes of this CLAUSE (V), or for purposes of SECTION 7.27 or otherwise until the Agent has completed a satisfactory field examination with respect to the Target and its assets, and PROVIDED, FURTHER, that with respect to any Acquisition occurring during any Seasonal Inventory Period, any additional Availability derived by Borrower based on the Seasonal Inventory Advance Amount shall be deemed to equal $0 for purposes of calculating Availability pursuant to this CLAUSE (V) during such Seasonal Inventory Period; (vi) after giving effect to the consummation of such Acquisition (including any Loans made hereunder to finance such acquisition) the Aggregate Revolver Outstandings shall not exceed the amount of the Maximum Revolver Amount minus $10,000,000; (vii) if the Target will become a Domestic Subsidiary of a Loan Party in connection with such Acquisition, the Loan Parties shall cause the Target to become a Guarantor hereunder and grant to the Agent, for the benefit of the Agent and the Lenders, a perfected, first-priority Lien on substantially all of the assets of the Target, all pursuant to documentation in form and substance acceptable to the Agent in its discretion; and (viii) if the Target will become a Foreign Subsidiary of a Loan Party in connection with such Acquisition, the Loan Parties shall cause the parent Loan Party to pledge to Agent, for the benefit of the Lenders, 65% of the Capital Stock of the Target.

                  "PERMITTED LIENS" means:

                  (a) Liens for Taxes, fees, assessments or other charges of a Governmental Authority which are not (i) delinquent or (ii) statutory Liens for taxes, fees, assessments or other charges in an amount not to exceed $500,000; PROVIDED that the payment of such taxes which are due and payable is being contested in good faith and by appropriate proceedings diligently pursued and as to which adequate financial reserves have been established on the applicable Loan Party's books and records and a stay of enforcement of any such Lien is in effect;

                  (b) the Agent's Liens;

                  (c) Liens incurred or deposits made in the ordinary course of business in connection with, or to secure payment of, obligations under worker's compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of Debt) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of Debt) or to secure statutory obligations (other than liens arising under ERISA or Environmental Liens) or other similar obligations or arising as a result of progress payments under government contracts or surety or appeal bonds, or to secure indemnity, performance or other similar bonds;

                  (d) Liens securing the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons, PROVIDED that if any such Lien arises from the nonpayment of such claims or demand when due, such claims or demands do not exceed $200,000 in the aggregate;

                  (e) Liens constituting encumbrances in the nature of reservations, exceptions, encroachments, easements, rights of way, covenants running with the land, and other similar title exceptions or encumbrances affecting any Real Estate; PROVIDED that they do not in the aggregate materially detract from the value of the Real Estate or materially interfere with its use in the ordinary conduct of the applicable Loan Party's business;

                  (f) Liens arising from judgments and attachments in connection with court proceedings provided that the attachment or enforcement of such Liens would not result in an Event of Default hereunder and such Liens are being contested in good faith by appropriate proceedings, adequate reserves have been set aside and no material Property is subject to a material risk of loss or forfeiture and the claims in respect of such Liens are fully covered by insurance (subject to ordinary and customary deductibles) and a stay of execution pending appeal or proceeding for review is in effect; and

                  (g) Liens in respect of purchase-money Debt permitted to be incurred pursuant to Section 7.13(c) hereof in connection with the acquisition of Equipment; provided that (a) the original principal balance of the Debt secured by such Lien constitutes not more than 100% of the purchase price of the Equipment acquired and (b) such Lien extends only to the Equipment acquired with the proceeds of the Debt so secured;

                  (h) Liens on real property securing Debt permitted under
Section 7.13(a), (c), (k) hereof;

                  (i) Liens on Accounts subject to any Approved Receivables Program; and

                  (j) Liens, if any, which are described in SCHEDULE A-1 on the Closing Date and Liens resulting from the refinancing of the related Debt, provided that such refinancing is on the same or substantially similar terms, the Debt secured thereby shall not be increased, and the Liens shall not cover any additional property of the any Loan Party.

                  "PERMITTED MEXICO FACILITY DISPOSITION" means a Loan Party's sale of the Mexico Facility if (a) at the time of such sale no Default or Event of Default has occurred and is continuing, (b) the transaction is structured as a fee simple sale, a sale and leaseback, or a significant reduction in operations at the Mexico Facility, (c) the buyer is a Person who is not an Affiliate of a Consolidated Member, (d) upon the consummation of such sale the Consolidated Member who is the seller shall receive not less than the lesser of
(i) $8,000,000 in Net Proceeds or (ii) cash sufficient to cover all cash severance and other wind-down costs of the Mexico Facility.

                  "PERMITTED OFFICER SEVERANCE PAYMENTS" means severance payments to senior officers of the Loan Parties incurred in the 2004 Fiscal Year of Borrower which do not exceed $9,000,000 in the aggregate during the term of this Agreement.

                  "PERMITTED SENIOR SUBORDINATED DEBT PREPAYMENTS" means a prepayment of principal in respect of Senior Subordinated Debt (i) of which Agent shall have been given not less than 5 Business Days' prior written notice,
(ii) no Event of Default has occurred or is continuing after giving effect to any such prepayment, (iii) for 60 consecutive days prior to the effective date of such prepayment, Availability is not less than $30,000,000 at any time, PLUS the amount of anticipated prepayment, PROVIDED, that with respect to any prepayment occurring during any Seasonal Inventory Period, any additional Availability derived by Borrower based on the Seasonal Inventory Advance Amount shall be deemed to equal $0 for purposes of calculating Availability pursuant to this CLAUSE (III) during such Seasonal Inventory Period; and (iv) immediately prior to and after giving effect to such prepayment the Fixed Charge Coverage Ratio is not less than 1.1 to 1.0. Notwithstanding the foregoing, (x) no proceeds from the Permitted Mexico Facility Disposition may be used to prepay Senior Subordinated Debt until all severance and other wind-down costs of the Mexico Facility shall have been paid and funded in full, and (y) the Net Proceeds from other Asset Dispositions, to the extent such dispositions are expressly permitted by the Agreement or otherwise consented to by Agent in writing, may be used to prepay Senior Subordinated Debt if and only if each of the conditions set forth in clauses (i) through (iv) are satisfied.

                  "PERSON" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, Governmental Authority, or any other entity.

                  "PLAN" means an employee benefit plan (as defined in Section 3(3) of ERISA or the applicable laws of any other jurisdiction) which the Borrower or any other Loan Party sponsors or maintains or to which the Borrower or any other Loan Party makes, is making, or is obligated to make contributions and includes any Pension Plan.

                  "PLEDGE AGREEMENT" means the Stock Pledge Agreement, dated on or about the Original Closing Date, executed by the Borrower and certain of the Domestic Subsidiaries in favor of Agent, with respect of all of the Capital Stock of the Domestic Subsidiaries referenced therein and 65% of the Capital Stock of the Direct Foreign Subsidiaries, as at any time amended.

                  "PPSA" means, collectively, the Personal Property Security Acts of the Provinces of Ontario and Nova Scotia, and all regulations thereunder, as amended from time to time, and any successor legislation.

                  "PROPOSED CHANGE" has the meaning specified in SECTION
11.1(C).

                  "PROPRIETARY RIGHTS" shall have the meaning specified in the Security Agreement.

                  "PRO RATA SHARE" means, with respect to a Lender, a fraction (expressed as a percentage), the numerator of which is the amount of such Lender's Commitment and the denominator of which is the sum of the amounts of all of the Lenders' Commitments, or if no Commitments are outstanding, a fraction (expressed as a percentage), the numerator of which is the amount of Obligations (exclusive indebtedness in respect of Bank Products) owed to such Lender and the denominator of which is the aggregate amount of the Obligations (exclusive indebtedness in respect of Bank Products) owed to the Lenders, in each case giving effect to a Lender's participation in Non-Ratable Loans and Agent Advances.

                  "REAL ESTATE" means, with respect to any Person, all of such Person's now or hereafter owned or leased estates in real property, including, without limitation, all fees, leaseholds and future interests, together with all of such Person's now or hereafter owned or leased interests in the improvements thereon, the fixtures attached thereto and the easements appurtenant thereto.

                  "REFINANCING" has the meaning specified in SECTION 7.29.

                  "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System (or any successor body) as the same may be amended or supplemented from time to time.

                  "RELEASE" means a release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of a Contaminant into the indoor or outdoor environment or into or out of any Real Estate or other property, including the movement of Contaminants through or in the air, soil, surface water, groundwater or Real Estate or other property.

                  "REPORTABLE EVENT" means, any of the events set forth in
Section 4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

                  "REPRESENTATIVES" has the meaning specified in SECTION 13.16.

                  "REQUIRED LENDERS" means at any time Lenders whose Pro Rata Shares aggregate more than 50%.

                  "REQUIREMENT OF LAW" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator declared final and binding by a Governmental Authority or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

                  "RESERVES" means reserves that limit, without duplication, the availability of credit hereunder, consisting of the Availability Reserve, and other reserves against Availability, Eligible Accounts or Eligible Inventory, established by Agent from time to time in Agent's reasonable credit judgment. Without limiting the generality of the foregoing or in duplication thereof, the following reserves shall be deemed to be a reasonable exercise of Agent's credit judgment: (a) Bank Product Reserves, (b) a reserve for accrued, unpaid interest on the Obligations, (c) reserves for rent at leased locations subject to statutory or contractual landlord liens, (d) Inventory shrinkage consistent with the Borrower's standard accounting practices, (e) customs charges, (f) dilution, and (g) warehousemen's or bailees' charges.

                  "RESPONSIBLE OFFICER" means, with respect to any Loan Party, the chief executive officer, the president, the senior treasury officer, the chief financial officer, the treasurer, the controller or any senior vice president or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants and the preparation of Borrowing Base Certificates, the chief financial officer or the treasurer of the Borrower, or any other officer having substantially the same authority and responsibility.

                  "RESTRICTED INVESTMENT" means, with respect to any Loan Party, any acquisition of property by such Loan Party in exchange for cash or other property, whether in the form of an acquisition of stock, debt, or other indebtedness or obligation, or the purchase or acquisition of any other property, or a loan, advance, capital contribution, or subscription, except the following: (a) acquisitions of Equipment to be used in the business of such Loan Party so long as the acquisition costs thereof constitute Capital Expenditures permitted hereunder; (b) acquisitions of Inventory in the ordinary course of business of such Loan Party; (c) acquisitions of current assets acquired in the ordinary course of business of the Loan Parties; (d) direct obligations of the United States of America, or any agency thereof, or obligations guaranteed by the United States of America, PROVIDED that such obligations mature within one year from the date of acquisition thereof; (e) acquisitions of certificates of deposit maturing within one year from the date of acquisition, bankers' acceptances, Eurodollar bank deposits, or overnight bank deposits, in each case issued by, created by, or with a bank or trust company organized under the laws of the United States of America or any state thereof having capital and surplus aggregating at least $100,000,000; (f) acquisitions of commercial paper given a rating of "A2" or better by Standard & Poor's Corporation or "P2" or better by Moody's Investors Service, Inc. and maturing not more than 90 days from the date of creation thereof; (g) Hedge Agreements; (h) investments, loans and advances existing as of the date hereof and as set forth in SCHEDULE A -2; (i) Accounts arising and trade credit granted in the ordinary course of business and any securities received in satisfaction or partial satisfaction thereof in connection with accounts of financially troubled Persons to the extent reasonably necessary in order to prevent or limit loss; (j) investments consisting of loans and advances between any Loan Party and another Loan Party to the extent funded in a manner consistent with SECTION 7.29; (k) Permitted Acquisitions; (l) for so long as no Event of Default exists and the Borrower has Availability of not less than $15,000,000 after giving effect thereto, other loans, advances and investments in an aggregate principal amount at any time outstanding not to exceed $10,000,000; (m) the Senior Subordinated Debt; and (n) shares of mutual funds, the shares of which mutual funds are at all times rated "AAA" by Standard & Poor's; (o) cash or other cash equivalents owned by the Borrower and in the possession or control of the Agent or an Affiliate of Agent invested in short terms vehicles such as repurchase agreements, overnight bank deposits, bankers' acceptances or other investments as may be mutually acceptable to the Borrower and the Agent; and (q) obligations of any corporation organized under the laws of any state of the United States of America or under the laws of any other nation, payable in the United States of America, expressed to mature not later than 180 days following the date of issuance thereof and rated in an investment grade rating category by Standard & Poor's and Moody's; PROVIDED, HOWEVER, that with respect to clauses (d) - (h) and clauses (n) - (q), such investments are not subject to rights of offset (other than nominal amounts for brokerage fees and other, similar charges of financial intermediaries) in favor of any Person other than the Agent or a Lender.

                  "REVOLVING LOANS" has the meaning specified in SECTION 1.2 and includes each Agent Advance and Non-Ratable Loan.

                  "SEASONAL INVENTORY ADVANCE CONDITION" shall mean, in respect of the 2005 Seasonal Inventory Period, Consolidated EBITDA of not less than $23,000,000 for the 12 month period ending July 31, 2005, and in respect of the Seasonal Inventory Period in any subsequent year, a Fixed Charge Coverage Ratio for the 12 month period ending July 31 during any such year of not less than 1.0 to 1.0.

                  "SEASONAL INVENTORY ADVANCES" means Revolving Loans made from time to time in respect of and measured by the Seasonal Inventory Formula Amount.

                  "SEASONAL INVENTORY FORMULA AMOUNT" means, if the Seasonal Inventory Advance Condition is satisfied, during any Seasonal Inventory Period the least of:

                  (a) $7,500,000, or (b) 5% of the Cost Value of Eligible Inventory, or (c) 10% of the Net Orderly Liquidation Value of Eligible Inventory;

                  PROVIDED, that if each of the Special Seasonal Inventory Advance Conditions are satisfied, then notwithstanding the foregoing, during the Seasonal Inventory Period the lesser of:

                  (x) $10,000,000, or (y) 5% of the Cost Value of Eligible Inventory, or (z) 10% of the Net Orderly Liquidation Value of Eligible Inventory;

                  "SEASONAL INVENTORY PERIOD" shall mean during any year the period commencing September 1 of such year and ending November 15 of such year.

                  "SECURITY AGREEMENT" means the Security Agreement dated as of the Original Closing Date among the Loan Parties and Agent for the benefit of the Agent and the Lenders, as at any time amended.

                  "SENIOR SUBORDINATED DEBT" means the Debt evidenced by the Senior Subordinated Debt Offering Documents at any time.

                  "SENIOR SUBORDINATED DEBT OFFERING DOCUMENTS" means: (i) the 10% Senior Subordinated Notes due 2008, executed by Windmere-Durable Holdings, Inc., now known as Applica Incorporated, dated July 27, 1998, in the principal amount of $130,000,000; (ii) the 10% Senior Subordinated Notes due 2008 Supplemental Indenture, dated as of July 27, 1998, by and among the Borrower, certain Affiliates listed on the signature pages thereof and State Street Bank and Trust Company; and (iii) all other agreements, instruments or documents executed or delivered by Borrowers in connection with the foregoing, as any of the foregoing may be at any time amended or modified.

                  "SETTLEMENT" AND "SETTLEMENT DATE" have the meanings specified in SECTION 12.15(A)(II).

                  "SOFTWARE" shall have the meaning specified in the Security Agreement..

                  "SOLVENT" means, when used with respect to any Person, that at the time of determination:

                  (a) the assets of such Person, at a fair valuation, are in excess of the total amount of its debts (including contingent liabilities); and

                  (b) the present fair saleable value of its assets is greater than its probable liability on its existing debts as such debts become absolute and matured; and

                  (c) it is then able and expects to be able to pay its debts (including contingent debts and other commitments) as they mature; and

                  (d) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

                  For purposes of determining whether a Person is Solvent, the amount of any contingent liability shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  "SPECIAL SEASONAL INVENTORY ADVANCE CONDITIONS" shall mean with respect to the 2005 Seasonal Inventory Period (a) Borrower shall have achieved Consolidated EBITDA of $30,000,000 or more for the 12 month period ending July 31, 2005 and (b) Borrower's Fixed Charge Coverage Ratio is less than
1.0 to 1.0 for the 12 month period ending July 31, 2005 and for all years thereafter Borrower shall have achieved a Fixed Charge Coverage Ratio of not less than 1.1 to 1.0 for the 12 month period ending July 31 in any applicable year.

                  "STATED TERMINATION DATE" means November 17, 2009.

                  "SUBSIDIARY" of a Person, with respect to any Person (the "subject Person"), means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than fifty percent (50%) of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the subject Person, or one or more of the Subsidiaries of the subject Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Borrower.

                  "SUBSIDIARY GUARANTY" means an agreement of Guaranty executed by any Subsidiary of the Borrower pursuant to which such Subsidiary guarantees the Obligations or any portion thereof.

                  "SUPPORTING OBLIGATIONS" shall have the meaning specified in the Security Agreement.

                  "TANGIBLE NET WORTH" shall mean, as applied to any Person, the Net Worth of such Person at the time in question, after deducting therefrom the amount of all intangible items reflected therein, including all unamortized debt discount and expense, unamortized research and development expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights, unamortized excess cost of investment in Subsidiaries over equity at dates of acquisition, and all similar items which should properly be treated as intangibles in accordance with GAAP.

                  "TAXES" means any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, including any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder of from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents, but excluding, in the case of each Lender and the Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by the Agent's or each Lender's net income in any the jurisdiction (whether federal, state or local and including any political subdivision thereof) under the laws of which such Lender or the Agent, as the case may be, is organized or maintains a lending office.

                  "TERMINATION DATE" means the earliest to occur of (i) the Stated Termination Date, (ii) the date the Total Facility is terminated either by the Borrower pursuant to SECTION 3.2 or by the Required Lenders pursuant to
SECTION 9.2, and (iii) the date this Agreement is otherwise terminated for any reason whatsoever pursuant to the terms of this Agreement.

                  "TERMINATION EVENT" means (a) the whole or partial withdrawal of the Borrower(s) or any Subsidiary from a Plan during a plan year; or (b) the filing of a notice of intent to terminate in whole or in part a Plan or the treatment of a Plan amendment as a termination or partial termination; or (c) the institution of proceedings by any Governmental Authority to terminate in whole or in part or have a trustee appointed to administer a Plan; or (d) any other event or condition which might constitute grounds for the termination of, winding up or partial termination or winding up or the appointment of trustee to administer any Plan.

                  "TOTAL FACILITY" has the meaning specified in SECTION 1.1.

                  "UCC" has the meaning specified in the Security Agreement.

                  "UNFINANCED CAPITAL EXPENDITURES" means Capital Expenditures net of purchase money Debt incurred and Capital Leases entered into in connection therewith.

                  "UNFUNDED PENSION LIABILITY" means the sum of (1) the amount by which a Pension Plan (other than a Multi-employer Plan) fails to satisfy the minimum funding standard pursuant to Section 412 of the Code for the applicable plan year, exclusive of any waived funding deficiency, as that term is defined in Section 412(d)((3) of the Code, and (2) with respect to any Pension Plan regulated or governed by the PBA or applicable laws of any jurisdiction, any unfunded liability or solvency deficiency as determined under the PBA or other applicable laws.

                  "UNITED STATES" means the United States of America.

                  "UNUSED LETTER OF CREDIT SUBFACILITY" means an amount equal to $10,000,000 MINUS the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit PLUS, without duplication, (b) the aggregate unpaid reimbursement obligations with respect to all Letters of Credit.

                  "UNUSED LINE FEE" has the meaning specified in SECTION 2.5.

                  "USA PATRIOT ACT" means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. No. 107-56, 115 Stat. 272 (2001), as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

                  "WAL-MART" means Wal-Mart Stores, Inc. or any affiliate of Wal-Mart Stores, Inc.

                  "WHOLLY-OWNED SUBSIDIARY" when used to determine the relationship of a Subsidiary to a Person, means a Subsidiary all of the issued and outstanding Capital Stock (other than directors' qualifying shares) of which shall at the time be owned by such Person or one or more of such Person's Wholly-Owned Subsidiaries or by such Person and one or more of such Person's Wholly-Owned Subsidiaries.

                  ACCOUNTING TERMS. Any accounting term used in the Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with GAAP, and all financial computations in the Agreement shall be computed, unless otherwise specifically provided therein, in accordance with GAAP as consistently applied and using the same method for inventory valuation as used in the preparation of the Financial Statements.

                  INTERPRETIVE PROVISIONS. (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

                  (b) The words "hereof," "herein," "hereunder" and similar words refer to the Agreement as a whole and not to any particular provision of the Agreement; and Subsection, Section, Schedule and Exhibit references are to the Agreement unless otherwise specified.

                  (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

                        (ii) The term "including" is not limiting and means "including without limitation."

                        (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including."

                        (iv) The word "or" is not exclusive.

                  (d) Unless otherwise expressly provided herein, (i) references to agreements (including the Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

                  (e) The captions and headings of the Agreement and other Loan Documents are for convenience of reference only and shall not affect the interpretation of the Agreement.

                  (f) The Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

                  (g) For purposes of Section 9.1, a breach of a financial covenant contained in Sections 7.26-7.28 shall be deemed to have occurred as of any date of determination thereof by Agent or as of the last day of any specified measuring period, regardless of when the Financial Statements reflecting such breach are delivered to Agent.

                  (h) The Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, the Borrower and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lenders or the Agent merely because of the Agent's or Lenders' involvement in their preparation.

                  (i) As used in this Agreement, and the other Loan Documents, "knowledge" of the Borrower shall mean the actual knowledge (after due inquiry) of any Responsible Officer.

                                    EXHIBIT A

                                   [RESERVED]

                                    EXHIBIT B

                           BORROWING BASE CERTIFICATE

                                    EXHIBIT C

                              FINANCIAL STATEMENTS

                                    EXHIBIT D

                               NOTICE OF BORROWING


                                                        Date ____________ , 200_

To: Bank of America, N.A. as Agent for the Lenders who are parties to the Amended and Restated Credit Agreement dated as of November 17, 2004 (as extended, renewed, amended or restated from time to time, the "CREDIT AGREEMENT"), among Applica Incorporated, Applica Consumer Products, Inc., and _______________________, certain Lenders which are signatories thereto and Bank of America, N.A., as Agent

Ladies and Gentlemen:

                  The undersigned, Applica Incorporated (the "BORROWER"), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably of the Borrowing specified below:

                  1. The Business Day of the proposed Borrowing is ______ ______________________ , 200_.

                  2. The aggregate amount of the proposed Borrowing is $________________________.

                  3. The Borrowing is to be comprised of $ of Base Rate and $ of LIBOR Rate Loans.

                  4. The duration of the Interest Period for the LIBOR Rate Loans, if any, included in the Borrowing shall be _____ months.

                  The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

                  (a) the representations and warranties contained in this Agreement and the other Loan Documents are correct in all material respects on and as of the date of such extension of credit as though made on and as of such date, other than any such representation or warranty which relates to a specified prior date and except to the extent the Agent and the Lenders have been notified in writing by the Loan Parties that any representation or warranty is not correct and the Required Lenders have explicitly waived in writing compliance with such representation or warranty;

                  (b) No Default or Event of Default has occurred and is continuing, or would result from such proposed Borrowing; and

                  (c) The proposed Borrowing will not cause the aggregate principal amount of all outstanding Revolving Loans [PLUS the aggregate amount available for drawing under all outstanding Letters of Credit], to exceed the Borrowing Base or the combined Commitments of the Lenders.

                                       [APPLICA INCORPORATED]



                                       By:
                                           -------------------------------------

                                       Title:
                                              ----------------------------------

                                    EXHIBIT E

                        NOTICE OF CONTINUATION/CONVERSION


To: Bank of America, N.A. as Agent for the Lenders to the Amended and Restated Credit Agreement dated as of November , 2004 (as extended, renewed, amended or restated from time to time, the "CREDIT AGREEMENT") among Applica Incorporated, Applica Consumer Products, Inc., and _______________________, certain Lenders which are signatories thereto and Bank of America, N.A., as Agent

Ladies and Gentlemen:

                  The undersigned, Applica Incorporated (the "BORROWER"), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably of the [conversion] [continuation] of the Loans specified herein, that:

                  1.       The Continuation/Conversion Date is __________, 200_.

                  2.       The aggregate amount of the Loans to be [converted]
                           [continued] is $          .

                  3. The Loans are to be [converted into] [continued as] [LIBOR Rate] [Base Rate] Loans.

                  4. The duration of the Interest Period for the LIBOR Rate Loans included in the [conversion] [continuation] shall be months.

                  The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed
Continuation/Conversion Date, before and after giving effect thereto and to the application of the proceeds therefrom:

                  (a) the representations and warranties contained in this Agreement and the other Loan Documents are correct in all material respects on and as of the date of such extension of credit as though made on and as of such date, other than any such representation or warranty which relates to a specified prior date and except to the extent the Agent and the Lenders have been notified in writing by the Loan Parties that any representation or warranty is not correct and the Required Lenders have explicitly waived in writing compliance with such representation or warranty;

                  (b) No Default or Event of Default has occurred and is continuing, or would result from such proposed [conversion] [continuation]; and

                  (c) The proposed conversion-continuation will not cause the aggregate principal amount of all outstanding Revolving Loans [PLUS the aggregate amount available for drawing under all outstanding Letters of Credit] to exceed the Borrowing Base or the combined Commitments of the Lenders.



                                       APPLICA INCORPORATED



                                       By:
                                           -------------------------------------

                                       Title:
                                              ----------------------------------

                                    EXHIBIT F

                  [FORM OF] ASSIGNMENT AND ACCEPTANCE AGREEMENT

                  This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this "ASSIGNMENT AND ACCEPTANCE") dated as of ____________________, 200_ is made between ______________________________ (the "ASSIGNOR") and __________________________
(the "ASSIGNEE").

                                    RECITALS

                  WHEREAS, the Assignor is party to that certain Amended and Restated Credit Agreement dated as of November17 2004 (as amended, amended and restated, modified, supplemented or renewed, the "CREDIT AGREEMENT") among Applica Incorporated, a Florida corporation (the "BORROWER"), certain of its subsidiaries, the several financial institutions from time to time party thereto (including the Assignor, the "LENDERS"), and Bank of America, N. A., as agent for the Lenders (the "AGENT"). Any terms defined in the Credit Agreement and not defined in this Assignment and Acceptance are used herein as defined in the Credit Agreement;

                  WHEREAS, as provided under the Credit Agreement, the Assignor has committed to making Loans (the "COMMITTED LOANS") to the Borrower in an aggregate amount not to exceed $__________ (the "COMMITMENT");

                  WHEREAS, the Assignor has made Committed Loans in the aggregate principal amount of $__________ to the Borrower

                  WHEREAS, [the Assignor has acquired a participation in its pro rata share of the Lenders' liabilities under Letters of Credit in an aggregate principal amount of $____________ (the "L/C OBLIGATIONS")] [no Letters of Credit are outstanding under the Credit Agreement]; and

                  WHEREAS, the Assignor wishes to assign to the Assignee [part of the] [all] rights and obligations of the Assignor under the Credit Agreement in respect of its Commitment, together with a corresponding portion of each of its outstanding Committed Loans and L/C Obligations, in an amount equal to $__________ (the "ASSIGNED AMOUNT") on the terms and subject to the conditions set forth herein and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions;

                  NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

         1. ASSIGNMENT AND ACCEPTANCE.

                  (a) Subject to the terms and conditions of this Assignment and Acceptance, (i) the Assignor hereby sells, transfers and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance) __% (the "ASSIGNEE'S PERCENTAGE SHARE") of (A) the Commitment, the Committed Loans and the L/C

Obligations of the Assignor and (B) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement and the Loan Documents.

                  (b) With effect on and after the Effective Date (as defined in Section 5 hereof), the Assignee shall be a party to the Credit Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Lender under the Credit Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Commitment in an amount equal to the Assigned Amount. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. It is the intent of the parties hereto that the Commitment of the Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Amount and the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee; provided, however, the Assignor shall not relinquish its rights under Sections __ and __ of the Credit Agreement to the extent such rights relate to the time prior to the Effective Date.

                  (c) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignee's Commitment will be $__________.

                  (d) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignor's Commitment will be $__________.

         2. PAYMENTS.

                  (a) As consideration for the sale, assignment and transfer contemplated in Section 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to $__________, representing the Assignee's Pro Rata Share of the principal amount of all Committed Loans.

                  (b) The Assignee further agrees to pay to the Agent a processing fee in the amount specified in Section 11.2(a) of the Credit Agreement.

         3. REALLOCATION OF PAYMENTS.

                  Any interest, fees and other payments accrued to the Effective Date with respect to the Commitment, and Committed Loans and L/C Obligations shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.

         4. INDEPENDENT CREDIT DECISION.

                  The Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements of the Borrower, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

         5. EFFECTIVE DATE; NOTICES.

                  (a) As between the Assignor and the Assignee, the effective date for this Assignment and Acceptance shall be __________, 200_ (the "EFFECTIVE DATE"); PROVIDED that the following conditions precedent have been satisfied on or before the Effective Date:

                           (i) this Assignment and Acceptance shall be executed and delivered by the Assignor and the Assignee;

                           [(ii) the consent of the Agent required for an effective assignment of the Assigned Amount by the Assignor to the Assignee shall have been duly obtained and shall be in full force and effect as of the Effective Date;]

                           (iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Assignment and Acceptance;

                           [(iv) the Assignee shall have complied with Section
         11.2 of the Credit Agreement (if applicable);]

                           (v) the processing fee referred to in Section 2(b) hereof and in Section 11.2(a) of the Credit Agreement shall have been paid to the Agent; and

                  (b) Promptly following the execution of this Assignment and Acceptance, the Assignor shall deliver to the Borrower and the Agent for acknowledgment by the Agent, a Notice of Assignment in the form attached hereto as SCHEDULE 1.

         6. [AGENT. [INCLUDE ONLY IF ASSIGNOR IS AGENT]

                  (a) The Assignee hereby appoints and authorizes the Assignor to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the Lenders pursuant to the terms of the Credit Agreement.

                  (b) The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Agent under the Credit Agreement.]

         7. WITHHOLDING TAX.

                  The Assignee (a) represents and warrants to the Lender, the Agent and the Borrower that under applicable law and treaties no tax will be required to be withheld by the Lender with respect to any payments to be made to the Assignee hereunder, (b) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to the Agent and the Borrower prior to the time that the Agent or the Borrower is required to make any payment of principal, interest or fees hereunder, duplicate executed originals of either U.S. Internal Revenue Service Form W-8ECI or U.S. Internal Revenue Service Form W-8BEN (wherein the Assignee claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms W-8ECI or W-8BEN upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Assignee, and (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

         8. REPRESENTATIONS AND WARRANTIES.

                  (a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

                  (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Borrower, or the performance or observance by the Borrower or any of the Loan Parties, of any of their respective obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

                  (c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; [and (iv) it is an Eligible Assignee.]

         9. FURTHER ASSURANCES.

                  The Assignor and the Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to the Borrower or the Agent, which may be required in connection with the assignment and assumption contemplated hereby.

         10. MISCELLANEOUS.

                  (a) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof.

                  (b) All payments made hereunder shall be made without any set-off or counterclaim.

                  (c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.

                  (d) This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                  (e) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in New York over any suit, action or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

                  (f) THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE CREDIT AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN).

                  IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.

                                                     [ASSIGNOR]


                                       By:
                                           -------------------------------------
                                       Title:
                                              ----------------------------------
                                       Address:
                                                --------------------------------



                                                     [ASSIGNEE]


                                       By:
                                           -------------------------------------
                                       Title:
                                              ----------------------------------
                                       Address:
                                                --------------------------------

                                  SCHEDULE 1.1
                                       to
                            ASSIGNMENT AND ACCEPTANCE


                       NOTICE OF ASSIGNMENT AND ACCEPTANCE




                              _______________, 200_



Bank of America, N.A
600 Peachtree Street, 5th Floor
Atlanta, Georgia 30308
Attn:______________________

Applica Incorporated
3633 Flamingo Road
Miramar, Florida 33027
Attention: Treasurer
Telecopy No.:  954-883-1694


Re:  Applica Incorporated, ET AL.

Ladies and Gentlemen:

                  We refer to the Amended and Restated Credit Agreement dated as of November 17, 2004 (as amended, amended and restated, modified, supplemented or renewed from time to time the "CREDIT AGREEMENT") among Applica Incorporated, Applica Consumer Products, Inc., and _______________________ (the "LOAN PARTIES"), the Lenders referred to therein and Bank of America, N. A., as agent for the Lenders (the "AGENT"). Terms defined in the Credit Agreement are used herein as therein defined.

                  1. We hereby give you notice of, and request the consent of the Agent to, the assignment by __________________ (the "ASSIGNOR") to _______________ (the "ASSIGNEE") of _____% of the right, title and interest of the Assignor in and to the Credit Agreement (including the right, title and interest of the Assignor in and to the Commitments of the Assignor, all outstanding Loans made by the Assignor and the Assignor's participation in the Letters of Credit pursuant to the Assignment and Acceptance Agreement attached hereto (the "ASSIGNMENT AND ACCEPTANCE"). We understand and agree that the Assignor's Commitment, as of , 200 , is $ ___________, the aggregate amount of its outstanding Loans is $_____________, and its participation in L/C Obligations is $_____________.

                  2. The Assignee agrees that, upon receiving the consent of the Agent to such assignment, the Assignee will be bound by the terms of the Credit Agreement as fully and to the same extent as if the Assignee were the Lender originally holding such interest in the Credit Agreement.

                  3. The following administrative details apply to the Assignee:

                           (A)      Notice Address:

                                    Assignee name:
                                                    ----------------------------
                                    Address:
                                              ----------------------------------

                                    Attention:
                                              ----------------------------------
                                    Telephone:  (___)
                                                      ------------------------
                                    Telecopier:  (___)
                                                       -----------------------
                                    Telex (Answerback):
                                                         ---------------------

                           (B)      Payment Instructions:

                                    Account No.:
                                                    ----------------------------
                                               At:
                                                    ----------------------------

                                    Reference:
                                                    ----------------------------
                                    Attention:
                                                    ----------------------------

                  4. The Agent is entitled to rely upon the representations, warranties and covenants of each of the Assignor and Assignee contained in the Assignment and Acceptance.

                  IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

                                    Very truly yours,

                                    [NAME OF ASSIGNOR]

                                    By:
                                        ----------------------------------------

                                    Title:
                                           -------------------------------------

                                    [NAME OF ASSIGNEE]

                                    By:
                                        ----------------------------------------

                                    Title:
                                           -------------------------------------

ACKNOWLEDGED AND ASSIGNMENT
CONSENTED TO:


Bank of America, N. A.
as Agent

By:
    --------------------------------------
Title:
       -----------------------------------

                                    EXHIBIT G

                           COLLATERAL ACCESS AGREEMENT

                               LANDLORD AGREEMENT

         THIS AGREEMENT, dated as of , 20___, by
___________________________________ (hereinafter "Landlord"), in favor of BANK
OF AMERICA, N.A., a national banking association, as collateral and administrative agent (together with its successors in such capacity, "Agent") for itself and other various financial institutions (collectively, "Lenders" and individually, a "Lender").

                                    RECITALS:

         Landlord is the landlord under a certain lease (as at any time amended, the "Lease") dated ________________, between Landlord and _________________, a
________ corporation ("Company"), covering certain business premises located at (the "Leased Premises").

         Agent and Lenders have been requested to extend loans and other accommodations to Company and certain affiliates of Company (collectively, the "Borrowers"), and, as a condition to extending such loans and other financial accommodations, Agent and Lenders have required, among other things, that Borrowers grant to Agent, for the benefit of itself as Agent and the ratable benefit of Lenders, a security interest in, among other things, all inventory, machinery, equipment, furniture and fixtures of Borrowers, whether now owned or hereafter acquired and all substitutions and replacements thereof ("Collateral"), a portion of which Collateral is or may be located from time to time on or about or affixed to the Leased Premises.

         NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid to Landlord and in order to induce Agent and Lenders to extend financial accommodations to or for the benefit of Borrowers in Agent's and Lenders' sole discretion, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord hereby agrees with Agent as follows:

         1. Landlord consents to Agent's security interest in all of the Collateral. Agent's security interests in the Collateral shall be superior, if applicable, to any interest which the Landlord may at any time have therein. For so long as Agent has a security interest in any of the Collateral, Landlord will not assert against any of the Collateral any statutory, common law, contractual or possessory lien, including, without limitation, any right of levy or distraint for rent, all of which Landlord hereby subordinates in favor of Agent.

         2. Landlord agrees that none of the Collateral shall be deemed a fixture or a part of the Leased Premises, but shall at all times be considered personal property, and Landlord disclaims any interest in the Collateral as fixtures.

         3. Landlord agrees that Agent and Lenders may enter upon the Leased Premises at any time or times, during normal business hours upon prior notice, to inspect or remove any of the Collateral therefrom, without charge. Agent and Lenders shall repair any physical damage directly caused to the Leased Premises by such removal. Landlord will not hinder Agent's actions in enforcing its liens and remedies with respect to the Collateral. Landlord agrees that Agent and Lenders upon prior notice may conduct public or private foreclosure sales of Collateral at the Leased Premises and that interested parties will be permitted access to the Leased Premises during normal business hours for the purpose of inspecting the Collateral prior to any such sale.

         4. Landlord will notify Agent at 600 Peachtree Street 5th Floor, Atlanta, Georgia 30308, or at such other address as Agent shall hereafter specify in writing, in the event that Company defaults in its obligations under the Lease, and Landlord shall allow Agent, at Agent's option, without obligation, a period of fifteen (15) days from Agent's receipt of such notice in which to cure or cause Company to cure any defaults. Landlord will permit the Collateral to remain on the Leased Premises for a period of up to ninety (90) days following receipt by Agent of written notice from Landlord that Landlord has terminated the Lease and directing removal of the Collateral, subject, however, to the payment to Landlord by Agent of the regular installments of rent due under the Lease for the period of time during which Agent shall elect to use or occupy the Leased Premises or elect to keep the Collateral thereon without abandoning same, which rent shall be pro-rated on a per diem basis determined on a 30-day month. Neither Agent nor any Lender shall be deemed to have assumed nor shall it be liable for any unperformed or unpaid obligations of Company under the Lease, other than for the payment of rent described in the preceding sentence.

         5. This Agreement shall remain in full force and effect until all obligations of Borrowers to Agent and Lenders have been paid and satisfied in full and Agent and Lenders have terminated their financing agreements with Borrowers.

         6. The provisions of this Agreement may not be modified or terminated orally, and shall be binding upon the successors, assigns and representatives of the Landlord, and upon any successor owner or transferee of the Leased Premises, and shall inure to the benefit of the Agent and Lenders and their successors and assigns. Landlord hereby waives notice of acceptance of this Agreement by Agent.

         7. The laws of the State of New York shall govern the validity, interpretation and enforcement of this Agreement.

         IN WITNESS WHEREOF, Landlord has executed this Agreement on the date first above written.


                                       ------------------------------
                                       ("Landlord")


                                       By:
                                           -------------------------------------

                                       Title:
                                              ----------------------------------

                           WAREHOUSE NOTIFICATION AND

                       ACKNOWLEDGMENT OF SECURITY INTEREST

                            __________________, 20__



------------------------------

------------------------------


----------------, ---- -------

Attention:   ____________

Gentlemen:

         Please be advised that we have entered or are about to enter into financing arrangements with Bank of America, N.A., as agent (in such capacity, together with its successors and assigns, "Agent"), acting for and on behalf of the financial institutions party from time to time to the Credit Agreement (as hereinafter defined) as lenders (collectively, together with their respective successors and assigns, "Lenders"), pursuant to which we have granted or will grant to Agent a security interest in, among other collateral, all of our existing and future inventory, including, without limitation, all goods which may at any time now or hereafter be located on or in real property or buildings owned, leased or otherwise in your possession or control, and/or delivered to you for distribution or storage, whether pursuant to any agreement or otherwise. Fur purposes of this agreement, the term "Credit Agreement" means the Credit Agreement by and among Agent, Lenders, us and certain of our affiliates, as the same may be amended, modified, supplemented, extended, renewed, restated or replaced.

         By your signature below, you acknowledge receipt of the above notice of Agent's security interest and agree to follow all instructions that Agent may from time to time hereafter give to you with respect to all of our goods which are at any time located on or in real property or buildings owned, leased or otherwise under your control and/or delivered by us to you for distribution or storage. For the present, Agent consents to you continuing to release goods pursuant to the instructions given you by us, or any of our authorized agents, but this consent may be terminated or changed at any time by notice to you from Agent. Upon being so notified by Agent, you are to abide solely by Agent's instructions with respect to any of such goods and you are not to release any of the goods to us or to anyone else except according to written instructions which may be given to you from time to time by Agent.

         You agree and acknowledge that you do not have and in no event will you assert, as against Agent or any Lender, any lien, right of distraint or levy, right of offset, claim, deduction, counterclaim, security or other interest in any of our goods now or hereafter located on any of your premises, including any of the foregoing which might otherwise arise or exist in your favor pursuant to any agreement, common law, statute (including the U.S. Bankruptcy Code or any state insolvency law) or otherwise if and to the extent you have been paid by us, Agent or Lenders for storage, handling and other services pursuant to the terms of your warehouse services contract with us. You certify that you do not know of any security interest or other claim with respect to such goods, other than the security interest which is the subject of this agreement. You agree and acknowledge that no negotiable or non-negotiable warehouse receipts, documents of title or similar instruments have been or will be issued by you with respect to any of our goods, except for non-negotiable receipts naming Agent or us as consignee. You shall not take any action purporting to encumber or transfer any interest in such goods.

         You further agree to allow Agent, any Lender and their respective agents to enter upon your premises during business hours for the purpose of examining, removing, taking possession of or otherwise dealing with any of our goods at any time in your possession or copies of any records related thereto.

         Agent and Lenders are relying upon this acknowledgement in connection with their financing arrangements with us. This agreement may not be changed or terminated orally or by course of conduct. Any change to the terms of this agreement must be in writing and signed by Agent. This agreement shall be binding upon you and your successors and assigns and shall be enforceable by and inure to the benefit of Agent, Lender and their respective successors and assigns.

         This agreement constitutes our acknowledgment that Agent or any Lender may assert any of the rights set forth or referred to herein, without objection by us. We also agree to reimburse you for all reasonable costs and expenses incurred by you as a direct result of compliance with the instructions of Agent as to the disposition of any goods.

         Please acknowledge your agreement to the foregoing by signing in the space provided below.

                                       Very truly yours,

                                       Applica Incorporated

                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------
ACKNOWLEDGED AND AGREED:

-------------------------------

By:
    ---------------------------
Name:
     --------------------------

Title:
       ------------------------

Date:
      -------------------------

                                    EXHIBIT H

                                  VENDOR LETTER


                             _______________, 20___


-------------------------------

-------------------------------

-----------------, ---- -------

Attention:   ____________

Gentlemen:

         Please be advised that we have entered or are about to enter into financing arrangements with Bank of America, N.A., as agent (in such capacity, together with its successors and assigns, "Agent"), acting for and on behalf of the financial institutions party from time to time to the Credit Agreement (as hereinafter defined) as lenders (collectively, together with their respective successors and assigns, "Lenders"), pursuant to which we have granted or will grant to Agent a security interest in, among other collateral, all of our existing and future inventory, including, without limitation, all goods which may at any time now or hereafter be located on or in real property or buildings owned, leased or otherwise in your possession or control, and/or delivered to you for distribution or storage, whether pursuant to any agreement or otherwise. Fur purposes of this agreement, the term "Credit Agreement" means the Credit Agreement by and among Agent, Lenders, us and certain of our affiliates, as the same may be amended, modified, supplemented, extended, renewed, restated or replaced.

         By your signature below, you acknowledge receipt of the above notice of Agent's security interest and agree to follow all instructions that Agent may from time to time hereafter give to you with respect to all of our goods which are at any time located on or in real property or buildings owned, leased or otherwise under your control and/or delivered by us to you for distribution or storage. For the present, Agent consents to you continuing to release goods pursuant to the instructions given you by us, or any of our authorized agents, but this consent may be terminated or changed at any time by notice to you from Agent. Upon being so notified by Agent, you are to abide solely by Agent's instructions with respect to any of such goods and you are not to release any of the goods to us or to anyone else except according to written instructions which may be given to you from time to time by Agent.

         You agree and acknowledge that you do not have and in no event will you assert, as against Agent or any Lender, any lien, right of distraint or levy, right of offset, claim, deduction, counterclaim, security or other interest in any of our goods now or hereafter located on any of your premises, including any of the foregoing which might otherwise arise or exist in your favor pursuant to any agreement, common law, statute (including the U.S. Bankruptcy Code or any state insolvency law) or otherwise if and to the extent you have been paid by us, Agent or Lenders for storage, handling and other services pursuant to the terms of your warehouse services contract with us. You certify that you do not know of any security interest or other claim with respect to such goods, other than the security interest which is the subject of this agreement. You agree and acknowledge that no negotiable or non-negotiable warehouse receipts, documents of title or similar instruments have been or will be issued by you with respect to any of our goods, except for non-negotiable receipts naming Agent or us as consignee. You shall not take any action purporting to encumber or transfer any interest in such goods.

         You further agree to allow Agent, any Lender and their respective agents to enter upon your premises during business hours for the purpose of examining, removing, taking possession of or otherwise dealing with any of our goods at any time in your possession or copies of any records related thereto.

         Agent and Lenders are relying upon this acknowledgement in connection with their financing arrangements with us. This agreement may not be changed or terminated orally or by course of conduct. Any change to the terms of this agreement must be in writing and signed by Agent. This agreement shall be binding upon you and your successors and assigns and shall be enforceable by and inure to the benefit of Agent, Lender and their respective successors and assigns.

         This agreement constitutes our acknowledgment that Agent or any Lender may assert any of the rights set forth or referred to herein, without objection by us. We also agree to reimburse you for all reasonable costs and expenses incurred by you as a direct result of compliance with the instructions of Agent as to the disposition of any goods.

         Please acknowledge your agreement to the foregoing by signing in the space provided below.



                                       Very truly yours,

                                       Applica Incorporated

                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------
ACKNOWLEDGED AND AGREED:

-------------------------------

By:
    ---------------------------
Name:
     --------------------------

Title:
       ------------------------

Date:
      -------------------------